                                                                   EXHIBIT 10.23


                          STRATEGIC ALLIANCE AGREEMENT

                                     BETWEEN

                 AUTHENTIDATE HOLDING CORP., AUTHENTIDATE, INC.

                                       AND

                        THE UNITED STATES POSTAL SERVICE

                                    REGARDING

                     THE USPS ELECTRONIC POSTMARK(R) SERVICE

                                                                   EXHIBIT 10.23

                                TABLE OF CONTENTS

ARTICLE I.                 PURPOSE AND SCOPE
     Section 1.01          Purpose..............................................................3

ARTICLE I.                 SECTION 1.02.....................................................SCOPE         3

ARTICLE II.                DEFINITIONS
     Section 2.01          AD Core Technology...................................................3
     Section 2.02          AD Derivatives.......................................................3
     Section 2.03          AD Marks.............................................................3
     Section 2.04          Channel Partner......................................................3
     Section 2.05          Customer.............................................................4
     Section 2.06          Derivatives..........................................................4
     Section 2.07          Digital Signature....................................................4
     Section 2.08          Effective Date.......................................................4
     Section 2.09          Electronic File......................................................4
     Section 2.10          EPM..................................................................4
     Section 2.11          EPM Practice Statement...............................................4
     Section 2.12          EPM Software.........................................................4
     Section 2.13          EPM System...........................................................4
     Section 2.14          Exhibit..............................................................5
     Section 2.15          Gross Revenues.......................................................5
     Section 2.16          Hardware.............................................................6
     Section 2.17          Hash Function........................................................6

ARTICLE II.                SECTION 2.18.....................................INTELLECTUAL PROPERTY         6
     Section 2.19          Joint Products and Services..........................................6
     Section 2.20          Licensed Rights......................................................6
     Section 2.21          Sales and Marketing Plan.............................................6
     Section 2.22          SDK..................................................................6
     Section 2.23          Server...............................................................6
     Section 2.24          Service Launch Date..................................................7
     Section 2.25          Transaction..........................................................7
     Section 2.26          USPS Marks...........................................................7

ARTICLE III.               GRANT OF CERTAIN RIGHTS AND PRODUCT
                           DESCRIPTION
     Section 3.01          The USPS - Branded EPM...............................................7
     Section 3.02          USPS Grant to AD.....................................................7

ARTICLE III.               SECTION 3.03..........................................AD GRANT TO USPS         8
     Section 3.04          AD Products..........................................................8

ARTICLE IV.                EXHIBITS


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
                                                                   EXHIBIT 10.23

     Section 4.01          Exhibit List.....................................................9, 10
     Section 4.02          Final Exhibits......................................................10

ARTICLE V.                 DUTIES AND OBLIGATIONS OF AD
     Section 5.01          Operation...........................................................11
     Section 5.02          Technical Innovations...........................................11, 12
     Section 5.03          Privacy Act.........................................................12
     Section 5.04          Sales and Marketing.............................................12, 13
     Section 5.05          Pricing.............................................................13
     Section 5.06          USPS Use of the EPM System..........................................13
     Section 5.07          Insurance.......................................................13, 14
     Section 5.08          Monthly Reports.....................................................14
     Section 5.09          Annual Projection Reports.......................................14, 15
     Section 5.10          USPS Brand..........................................................15
     Section 5.11          Compliance with Metrics.............................................15
     Section 5.12          Financial Responsibility............................................15

ARTICLE VI.                USPS RESPONSIBILITIES
     Section 6.01          Start Up Costs......................................................15
     Section 6.02          Existing USPS Electronic Postmark(R)
                           Customers.......................................................15, 16
     Section 6.03          Sales Contracts.....................................................16
     Section 6.04          General Responsibilities of USPS....................................16
     Section 6.05          Sales and Marketing.............................................16, 17

ARTICLE VII.               ADDITIONAL AREAS OF OPPORTUNITY; SUCCESS
                           RIGHTS
     Section 7.01          Additional Areas of Opportunity.................................17, 18
     Section 7.02          Success Rights..................................................18, 19

ARTICLE VIII.              ADVISORY COMMITTEE
     Section 8.01          Establishment.......................................................19
     Section 8.02          Composition.........................................................19
     Section 8.03          Guidelines..........................................................19

ARTICLE IX.                SECURITY AND CERTIFICATION PROVISIONS
     Section 9.01          USPS ISA Process....................................................19
     Section 9.02          Service Launch Date.............................................19, 20
     Section 9.03          Remedial Measures...................................................20
     Section 9.04          Suspension of Services..............................................20
     Section 9.05          AD Compliance with USPS Security Regulations........................20

ARTICLE X.                 PRIVACY PROTECTION
     Section 10.01         Privacy Act.....................................................20, 21
     Section 10.02         Customer or Visitor Data............................................21
     Section 10.03         Online Assistance...............................................21, 22


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
                                                                   EXHIBIT 10.23

ARTICLE XI.                FINANCIAL TERMS
     Section 11.01         Costs...............................................................22

ARTICLE IV.                SECTION 11.02............................................GROSS REVENUE         22, 23
     Section 11.03         Collection and Tracking of Customer Funds...........................23
     Section 11.04         Distribution of Customer Funds..................................23, 24
     Section 11.05         Return of Customer Funds............................................24
     Section 11.06         International Sales.................................................24

ARTICLE XII.               DISPUTE RESOLUTION
     Section 12.01         Mediation...........................................................24
     Section 12.02         Arbitration.....................................................24, 25
     Section 12.03         Choice of Law.......................................................25
     Section 12.04         Jurisdication and Venue.............................................25

ARTICLE XIII.              SERVICE COMMITMENTS
     Section 13.01         Service Level Agreements............................................25
     Section 13.02         SLA Reports.........................................................25
     Section 13.03         Notice of Failure to Meet SLAs......................................25
     Section 13.04         Failure to Meet SLA Requirements....................................26

ARTICLE XIV.               INTELLECTUAL PROPERTY RIGHTS
     Section 14.01         General Intellectual Property Rights............................26, 27
     Section 14.02         AD and AD Holding Corp. Retention of Rights.........................27
     Section 14.03         [****]..........................................................27, 28
     Section 14.04         Notice of Development of Improvements...............................28
     Section 14.05         Assignment of Rights by Third Parties and
                           Employees...........................................................28

ARTICLE XV.                LICENSE GRANTS - MARKS
     Section 15.01         Branding and Trademarks.............................................28
     Section 15.02         Ownership of USPS Marks.............................................29
     Section 15.03         Untitled............................................................29
     Section 15.04         AD and AD Holding Corp. Materials and Marks
                           License.............................................................29
     Section 15.05         Ownership of Authenthidate Marks....................................29
     Section 15.06         Untitled........................................................29, 30
     Section 15.07         Notification of Claims..............................................30

ARTICLE XVI.               CHANGES TO SERVICES AND SPECIFICATIONS

ARTICLE XVII.              PUBLIC ANNOUNCEMENTS


                           [ * Certain information on this page has been omitted and filed separately with the Commission.
                           Confidential treatment has been requested with respect to the omitted portions.]



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
                                                                   EXHIBIT 10.23

     Section 17.01         Public Announcements................................................30

ARTICLE XVIII.             CONFIDENTIALITY
     Section 18.01         Untitled............................................................31
     Section 18.02         Untitled............................................................31
     Section 18.03         Disclosure of Confidential Information..............................31
     Section 18.04         Untitled........................................................31, 32

ARTICLE XIX.               SOURCE CODE ESCROW
     Section 19.01         Untitled............................................................32

ARTICLE XX.                AUDIT AND INSPECTION
     Section 20.01         Audit by a Party....................................................33
     Section 20.02         Audit by a Third Party..............................................33

ARTICLE XXI.               TERM AND TERMINATION
     Section 21.01         Term................................................................33
     Section 21.02         Events of Termination...........................................33, 34
     Section 21.03         AD Change of Control ...........................................34, 35

ARTICLE XXII.              EFFECT OF TERMINATION
     Section 22.01         Wind Down Strategy..................................................35
     Section 22.02         AD's Obligations Upon Termination...................................35
     Section 22.03         USPS's Obligation Upon Termination .............................35, 36

ARTICLE XXIII.             BANKRUPTCY
     Section 23.01         Untitled............................................................36

ARTICLE XXIV.              REPRESENTATIONS, WARRANTIES, AND
                           UNDERTAKINGS
     Section 24.01         Representations and Warranties..................................36, 37
     Section 24.01         Representations and Warranties by AD to USPS........................37

ARTICLE XXV.               AMENDMENTS OR MODIFICATIONS
     Section 25.01         Untitled............................................................37

ARTICLE XXVI.              ASSIGNMENT
     Section 26.01         Assignment..........................................................38

ARTICLE XXVII.             SUBCONTRACTING
     Section 27.01         Subcontracting......................................................38

ARTICLE XXVIII.            GUARANTEE


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
                                                                   EXHIBIT 10.23

     Section 28.01         Untitled............................................................38
ARTICLE XXIX.              NOTICES
     Section 29.01         Notices.........................................................38, 39

ARTICLE XXX.               SEVERABILITY
     Section 30.01         Construction....................................................39, 40
     Section 30.02         Untitled............................................................40

ARTICLE XXXI.              EQUAL OPPORTUNITY
     Section 31.01         No Discrimination...................................................40
     Section 31.02         Solicitations.......................................................40
     Section 31.03         Executive Order 11246...............................................40
     Section 31.04         Audit Requirements..................................................40
     Section 31.05         Cancellation for Failure to Comply .................................40
     Section 31.06         Inclusion in Subcontracts.......................................40, 41

ARTICLE XXXII.             AFFIRMATIVE ACTION FOR HANDICAPPED
                           WORKERS
     Section 32.01         Discrimination Against Handicapped Workers..........................41
     Section 32.02         Compliance with Regulations.........................................41
     Section 32.03         Failure to Comply with Regulations..................................41
     Section 32.04         Posting Notices.....................................................41
     Section 32.05         Inclusion of Clause in Subcontracts.................................41

ARTICLE XXXIII.            AFFIRMATIVE ACTION FOR DISABLED VETERANS
                           AND VETERANS OF THE VIETNAM ERA
ARTICLE V.                 SECTION 33.01........................................NO DISCRIMINATION         41, 42
     Section 33.02         Recruitment.........................................................42
     Section 33.03         Listings............................................................42
     Section 33.04         Vietnam Era Veterans................................................42

ARTICLE XXXIV.             THIRD - PART AGREEMENTS
     Section 34.01         Right of Termination................................................42
     Section 34.02         Limitation on Indemnification.......................................42

ARTICLE XXXV.              EFFECT OF VARIOUS LAWS
     Section 35.01         Procurement Laws................................................42, 43
     Section 35.02         Untitled............................................................43
     Section 35.03         Untitled............................................................43
     Section 35.04         Untitled............................................................43
     Section 35.05         Sovereign Acts......................................................43
     Section 35.06         Force Majeure...................................................43, 44
     Section 35.07         Compliance and Cooperation..........................................44

                                                                   EXHIBIT 10.23

ARTICLE XXXVI.             LEGAL RESPONSIBILITIES
     Section 36.01         Indemnification of USPS.........................................44, 45
     Section 36.02         Indemnification of AD...............................................45
     Section 36.03         Indemnification Procedure.......................................45, 46
     Section 36.04         Limitations on Liability............................................46

ARTICLE XXXVII.            NO JOINT VENTURE
     Section 37.01         Untitled............................................................46

ARTICLE XXXVIII.           COUNTERPARTS
     Section 38.01         Untitled............................................................46

ARTICLE XXXIX.             SEVERABILITY
     Section 39.01         Untitled............................................................47

ARTICLE XL.                ENTIRE AGREEMENT
     Section 40.01         Untitled............................................................47

ARTICLE XLI.               EFFECTIVE DATE
     Section 41.01         Untitled............................................................47

ARTICLE XLII.              SURVIVAL
     Section 42.01         Untitled............................................................47

ARTICLE XLIII.             HEADINGS
     Section 43.01         Untitled............................................................47

ARTICLE XLIV.              SIGNATURE BLOCK

                                                                   EXHIBIT 10.23

                          STRATEGIC ALLIANCE AGREEMENT

                                     BETWEEN

                 AUTHENTIDATE HOLDING CORP., AUTHENTIDATE, INC.

                                       AND

                        THE UNITED STATES POSTAL SERVICE

                                    REGARDING

                     THE USPS ELECTRONIC POSTMARK(R) SERVICE

         This Agreement is entered into by and between

         The United States Postal Service, an independent establishment of the executive branch of the Government of the United States, having its principle place of business at 475 L'Enfant Plaza, S.W., Washington, D.C. 20260 ("USPS" or "Postal Service"); and

         AuthentiDate Holding Corp. ("AD Holding Corp."), a corporation existing under the laws of the State of Delaware and registered to do business in the State of New York, whose principal place of business is 2165 Technology Drive, Riverside Technology Park, Schenectady, New York 12308, and AuthentiDate, Inc. ("AD") a corporation existing under the laws of the State of Delaware and registered to do business in the State of New York, whose principal place of business is 2 World Financial Center, 225 Liberty Street, 43rd Floor, New York, NY 10281.

         (USPS, AD Holding Corp. and AD are sometimes hereinafter referred to together as "Parties").

         WHEREAS, USPS has previously determined that verifying and providing electronic time and date security services to the public under its brand is consistent with its mission;

         WHEREAS, USPS published a Request for Information seeking information from third parties as to their ability to provide electronic time and date security services;

         WHEREAS, USPS reviewed the information submitted by AD and others concerning their electronic time and date security services in response to the Request for Information and determined that AD is the party capable of providing such electronic services under the USPS brand;

                                                                   EXHIBIT 10.23

         WHEREAS, AD Holding Corp and AD desire to provide patent-pending AD Core Technology, together with AD Derivatives and AD's supporting hardware, technical support, marketing and sales expertise under the USPS marks and brand (defined below) and USPS is willing to license its brand and USPS marks to AD for purposes of providing USPS-branded electronic time and date security services to the public;

         WHEREAS, USPS also determined that entering into an Alliance Agreement with AD whereby AD serves as the preferred provider of the EPM for USPS furthers USPS's best interests;

         WHEREAS, in the event USPS develops new requirements for electronic time and date security services based on market demand, USPS may elect to seek proposals from third parties to satisfy the new requirements, and USPS will provide AD the opportunity to provide such services in accordance with the new requirements on terms USPS considers to be the same or better than the terms offered by other third parties

         NOW THEREFORE, in consideration of the premises and the mutual agreements and covenants contained herein, the Parties hereby agree as follows:

                                                                   EXHIBIT 10.23

ARTICLE I. PURPOSE AND SCOPE

         Section 1.01 Purpose. The purpose of this Agreement is to provide, electronic time and date security services ("EPM" as defined below) of a quality and in a manner approved by USPS

                  (a) using technology furnished by AD Holding Corp. and AD;

                  (b) using expertise from AD, AD Holding Corp. and USPS; and

                  (c) marketed and supplied under and branded with USPS Marks (defined below),

         to consumers, businesses, government entities, and the public. The provision of EPM system services will include product development, operation of the EPM System under the USPS Marks in accordance with industry and USPS standards, marketing and sales, integration and interoperation of the EPM System into other systems, and allocation of gross revenues between the USPS and AD.

         Section 1.02 Scope. Beginning on the Effective Date, the Parties will work together to establish an EPM System (defined below) branded with the USPS Marks to provide the EPM System to the public.

ARTICLE II. DEFINITIONS

         All capitalized terms in this Agreement shall have the meaning as set forth in this article:

         Section 2.01 AD Core Technology. Intellectual Property (defined below), including all AD Derivatives, owned and/or licensed now or during the term of this Agreement by AD Holding Corp. and/or AD that provides EPM systems, (including that which is in whole or in part claimed in pending patent applications), wherever and whenever developed.

         Section 2.02 AD Derivatives. All Derivatives of or relating to or concerning the same or similar functions as AD Core Technology made by or on behalf of, AD or AD Holding Corp.

         Section 2.03 AD Marks. The mark "AuthentiDate" and the logo or icon adopted and used by AD or AD Holding Corp.

         Section 2.04 Channel Partner. Any third party that provides access to a distribution network into a market place.

                                                                   EXHIBIT 10.23

         Section 2.05 Customer. An individual, business or governmental entity that uses the EPM System, including parties that enter into Sales Contracts as may be appropriate for use of the EPM System, the standard form(s) of which is contained in Exhibit F.

         Section 2.06 Derivatives. Works of authorship that are a modification, translation, abridgment, condensation, compilation, expansion, recasting, transformation, or adaptations, improvements, discoveries and/or inventions, whether patentable or not, whether copyrightable or not.

         Section 2.07 Digital Signature shall mean a transformation of an Electronic File using an asymmetric cryptosystem and a Hash Function such that a person having the initial Electronic File and the public key can accurately determine (a) whether the transformation was created using the private key that corresponds to the public key, and (b) whether the initial Electronic File has been altered since the transformation was made.

         Section 2.08 Effective Date. The date of signature of the last party to sign this Agreement.

         Section 2.09 Electronic File. Computer-generated textual and/or graphical communication or document capable of being transmitted electronically.

         Section 2.10 EPM. Electronic time and date security services that verify the authenticity of Electronic Files, as described in the Technical Description attached hereto as Exhibit E, that complies with industry standards and USPS policies and procedures.

         Section 2.11 EPM Practice Statement. A statement of the practices and procedures that AD follows in providing services based upon AD Core Technology in accordance with Exhibit C.

         Section 2.12 EPM Software. Software module based upon AD Core Technology, together with any updates provided by AD or AD Holding Corp. and potentially customized under this Agreement to permit recipients to verify EPM-Processed Electronic Files received from a sender.

         Section 2.13 EPM System. The combination of the Hardware, software, billing systems, Transactions, management reports, archiving, updates, upgrades, and all activities supporting the use of an EPM. The EPM System will provide trusted third-party validation of the time and date that an Electronic File is received by the Server, and validation that an Electronic File is not changed after its processing by the Server. The EPM System will hash the Electronic File, and attach a time/date token to it, in accordance with the Technical Description set forth in Exhibit E.

                                                                   EXHIBIT 10.23

         Section 2.14 Exhibit. Each document referenced herein as an Exhibit, attached hereto and incorporated herein, including any later amendments or additions agreed upon by AD and USPS.

         Section 2.15 Gross Revenues. The aggregate cash, licensing fees, transaction fees, or other compensation received from Customers or users for the right to use, or the use of, the EPM System, including any such compensation arising from the EPM component of the AD Products defined in Section 3.04, below.

         Gross Revenues do not include the following:

                  (a) The aggregate cash, licensing fees, transaction fees or other compensation received from Customers or users for the right to use, or the use of the [ * * * * ] as follows if such use satisfies all of the following conditions: (1) use does not [ * * * * ], (2) time and date is not provided by independent source, and (3) such use is not compliant [ * * *
                  * ] and its future revisions; and

                  (b) Fees that AD may charge Customers for integrating [ * * *
                  * ].

         Section 2.16 Hardware. The Server, the cryptographic module and the time/date device currently owned or licensed, and maintained by AD located at [ * * * * ].

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

         Section 2.17 Hash Function. An algorithm mapping or translating one sequence of bits into another, generally a smaller set (the "Hash Result") such that an Electronic File yields the same Hash Result every time the same version of the algorithm is executed using the same Electronic File.

         Section 2.18 Intellectual Property. Wherever existing in the world, (i) patents, whether in the form of utility patents or design patents, and/or all pending patent applications therefor, (ii) trademarks, trade names, service marks, domain names, designs, logos, trade dress and trade styles, whether or not registered, and all pending applications for registration thereof, (iii) copyrights, whether or not registered, and all pending applications for registration thereof, (iv) know-how, inventions, research records, trade secrets, confidential information, production designs, engineering specifications and drawings, technical information, formulas, customer lists, supplier lists and market analyses, (v) computer software and programs and related flow charts, programmer notes, documentation, updates, and date, whether in object or

                                                                   EXHIBIT 10.23

         source code form, and (vi) all other similar intellectual property rights, whether or not registered.

         Section 2.19 Joint Products and Services. All Intellectual Property, including all derivative works, modifications, improvements, discoveries, and/or inventions, whether patentable or not and whether or not subject to copyrights, made by AD or AD Holding Corp. and USPS, as a joint effort, in connection with this Agreement concerning EPM systems.

         Section 2.20 Licensed Rights. Rights in Intellectual Property owned by AuthentiDate Holding Corp. or AD that are necessary for USPS to provide the EPM System.

         Section 2.21 Sales and Marketing Plan. The Sales and Marketing Plan for the EPM system developed by AD upon consultation with, and subject to the approval of the USPS, a proposal for which is attached hereto as Exhibit A. Within thirty (30) days of the Effective Date, the Sales and Marketing Plan shall replace the sales and marketing Proposal currently attached as Exhibit A.

         Section 2.22 SDK. Software Development Kit. A toolkit that a software developer uses to allow its software application to gain access to the EPM System.

         Section 2.23 Server. The computer server(s) supporting the EPM , owned and/or operated by AD currently located at [ * * * * ] as referred to in Exhibit E, and sometimes referred to as "Central Server."

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

         Section 2.24 Service Launch Date. The date on which the EPM System is made available to the public pursuant to this Agreement.

         Section 2.25 Transaction. Each application of a Digital Signature, Hash Function, and Time and Date to an Electronic File.

         Section 2.26 USPS Marks. The trademarks "United States Postal Service", "USPS", United States Postal Service logo and typeface design, "USPS Electronic Postmark", "Electronic Postmark", "United States Postal Service Electronic Postmark" (in English or in a literal translation) and the logo or icon approved by USPS to designate the EPM System.

ARTICLE III. GRANT OF CERTAIN RIGHTS AND PRODUCT DESCRIPTION

         Section 3.01 The USPS-Branded EPM . The Parties agree to offer the EPM System to Customers under USPS Marks in accordance with this Agreement and the Exhibits attached hereto and incorporated by reference, as well as other policies and service descriptions referenced herein. The EPM System offered or provided to any Customer shall be solely a USPS-branded service; however, marketing or promotional materials (such as, but not limited to, collateral, advertisements, etc.) shall acknowledge AD's role in the provision of this service by displaying language such as "By Authentidate" or "Operated by Authentidate" subject to USPS's reasonable approval.

         Section 3.02 USPS Grant to AD

             (a) USPS licenses AD the USPS Marks for use as the brand for EPM services provided by the Parties under this Agreement for the Term, subject to AD's compliance with the terms of this Agreement and subject to its maintenance of a standard of quality of EPM System approved by USPS in accordance with Exhibit D, Service Level Agreement ("SLA").

             (b) AD's use of USPS Marks shall always be subject to USPS's approval.

             (c) Until USPS has approved a use of a USPS Mark which approval shall not be unreasonably withheld, AD has no right to use the mark in any manner before the public or customers or other businesses.

             (d) USPS licenses AD the right use such other Intellectual Property that USPS uses in providing the EPM system under this Agreement in accordance with USPS's directions and restrictions and subject to USPS's reasonable approval. This Intellectual Property includes advice, know-how, and ideas provided under and in accordance with this Agreement.

             (e) USPS licenses to AD the use of a USPS Private Digital Signature provided by USPS for the purpose of this Agreement.

                                                                   EXHIBIT 10.23

         Section 3.03 AD Grant to USPS. AD licenses USPS during the Term of this Agreement the Licensed Rights for the purposes of this Agreement.

         Section 3.04 AD Products. In the event AD, AD Holding Corp., or their affiliates incorporate the AD Core Technology or AD Derivatives into their products or services, ("AD Products"), the EPM component of the AD products shall be offered in accordance with the Pricing Policy Guidelines and Provisional Pricing Schedule attached hereto as Exhibit B.

         AD entered into Transaction License Agreements with customers listed on Exhibit G prior to the Effective Date of this Agreement that contain prices which vary from the Pricing Policy Guidelines and Provisional Price Schedule. [ * * * * ]. The price for the [ * * * * ] with the Pricing Policy Guidelines and Provisional Price Schedule.

         Gross Revenue from such EPM components of AD Products shall be allocated between USPS and AD pursuant to this Agreement.

         AD will brand the EPM component of AD products with USPS Marks. In the event an AD product [ * * * * ] unless USPS has elected in writing not to associate its brand with that product. USPS may terminate this Agreement for cause pursuant to the termination provisions set forth below if AD fails to cease such actions within 30 days after USPS furnishes AD with written notice.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

ARTICLE IV. EXHIBITS

         Section 4.01 Exhibit List. Except as set forth in Section 4.02 below, completion of these Exhibits is a condition precedent to execution of the Agreement, and this Agreement shall fail if the following Exhibits are not completed as of the Effective Date, unless extended by mutual agreement of the Parties:

                  (a) Exhibit A. Sales and Marketing Proposal

                  (b) Exhibit B. Pricing Policy Guidelines and Provisional Price Schedule

                  (c) Exhibit C. Draft EPM Practice Statement

                  (d) Exhibit D. Service Level Agreement ("SLA") between USPS and AD

                  (e) Exhibit E. Technical Description

                  (f) Exhibit F. Sales Contract (to be completed)

                  (g) Exhibit G. Existing Customers

                  (h) Exhibit H. Advisory Committee Guidelines

                  (i) Exhibit I. Trademark Usage Guidelines

                  (j) Exhibit J. Alliance Metrics

                  (k) Exhibit K. Concept of Operations

                  (l) Exhibit L. Nondisclosure Agreement

                  (m) Exhibit M. Information Security Requirements

                  (n) Exhibit N. WIND DOWN/CONTINUITY OF SERVICE PLAN

                  (o) Exhibit O. Success Rights Agreement

                  (p) Exhibit P. Return of Customer Funds

                  (q) Exhibit Q. Source Escrow Agreement

         Section 4.02 Final Exhibits. The Parties understand that the following Exhibits have not been created and/or finalized as of the Effective Date and the Parties agree to cooperate, and use their best efforts, to promptly revise and/or create the following Exhibits which shall be approved by each Party within thirty (30)

                                                                   EXHIBIT 10.23

         days of the Effective Date. This Agreement shall fail and be void ab initio and as if not executed if the following Exhibits are not completed and approved by each Party prior to Service Launch Date:

                           Exhibit A, Sales and Marketing Plan;

                           Exhibit C, EPM Practice Statement

                           Exhibit F, Sales Contract

                           Exhibit N, Wind Down/Continuity of Service Plan

                           Exhibit O, Success Rights Agreement

                           Exhibit P, Return of Customer Funds

                           Exhibit Q, Source Code Escrow Agreement

ARTICLE V. DUTIES AND OBLIGATIONS OF AD

         Section 5.01 Operation. Pursuant to the terms of this Agreement, AD will develop, operate, and promote the USPS-branded EPM System as follows:

                  (a) Cooperate with USPS in the testing and acceptance processes with respect to the EPM System in order to meet the projected Service Launch Date to be agreed to by AD and USPS. Complete, to the satisfaction of USPS, the items identified in Exhibit M, Information Security Requirements within the time frames set forth therein.

                  (b) Develop, integrate, operate, host and maintain all elements of the EPM System in accordance with this Agreement, including the Exhibits attached hereto;

                  (c) Provide the staff and resources as necessary to support the EPM development, operation and promotion efforts in accordance with this Agreement;

                  (d) Enable EPM to interoperate with products or systems used by Customers;

                  (e) Implement billing and accounting systems to ensure prompt and efficient aggregation of Gross Revenue from Customers, and to support prompt payment of Gross Revenue shares to AD and USPS.

                  (f) Provide customer support in accordance with the Service Level Agreement set forth in Exhibit D.

                                                                   EXHIBIT 10.23

                  (g) Comply with all the terms and conditions of third party license agreements necessary for the EPM System.

                  (h) Develop, implement and maintain the necessary systems, when at such time the EPM System is made available to retail customers so that retail customers can register for and obtain EPM services through the EPM System.

         Section 5.02 Technical Innovations.

                  (a) Implement, as approved by the Advisory Committee throughout the term of this Agreement, technical innovations or other enhancements in order to meet market demands at the sole cost of AD, provided, however, that AD shall not be required to incur unreasonable costs. Such implementation shall include any adaptive maintenance to ensure compatibility with the most current and widely used computing standards and in accordance with Exhibit D, SLA as it may be amended from time to time.

                  (b) Implement, as reasonably required by USPS, USPS policies or other applicable law, regulations, and standards, at the sole cost of AD, including but not limited to remedial maintenance necessary to guarantee the integrity of the services and products contemplated under this Agreement.

         Section 5.03 Privacy Act. Develop processes and systems that conform with Postal Service privacy and security policies pursuant to this Agreement.

         Section 5.04 Sales and Marketing. AD is responsible for the sale and marketing of USPS-branded EPM System, subject to consultation and approval by the Advisory Committee, in accordance with the Sales and Marketing Proposal to be attached hereto as Exhibit A, as amended from time to time. AD's responsibilities include, but are not limited to the following:

                  (a) Developing the Sales and Marketing Plan to be attached hereto as Exhibit A, within 30 days of the Effective Date of this Agreement. The USPS has right to approve the initial Sales and Marketing Plan, which may be subsequently modified as necessary by the Advisory Committee. The Advisory Committee shall review the Sales and Marketing Plan, no less frequently than quarterly.

                  (b) Executing the EPM Sales and Marketing Plan, including, but not limited to, attending appropriate trade shows to promote the EPM System, and otherwise promoting the EPM System to third parties.

                                                                   EXHIBIT 10.23

                  (c) Conducting market research, mutually agreed upon by the Parties, to identify prospective customers, market demand for EPM as well as enhancements to the EPM, and competitive offerings.

                  (d) Establishing, training, and managing a sufficient EPM sales force and work with Channel Partners and through its own sales resources to generate sales and achieve revenue targets, in accordance with the Sales and Marketing Plan, and the Alliance Metrics, attached hereto as Exhibits A and J, respectively.

                  (e) Distributing the EPM to new and existing Customers (e.g., billing systems, customer set-up and support, software release and management), in accordance with this Agreement.

                  (f) AD shall submit to USPS, for execution by USPS within 2 business days of receipt, proposed Sales Contracts for EPM in the format(s), to be developed and attached hereto as Exhibit F, unless otherwise agreed in writing. AD shall cooperate with the Postal Service to facilitate other marketing and/or distribution arrangements with third parties with respect to sales of EPM, or interoperation of other systems with the EPM System.

                  (g) In the event a third party requires the payment of fees or other compensation as a condition to using the EPM or incorporating the EPM into its product line, such as referral fees or credit card fees, then AD shall be solely responsible for paying such fees or compensation, and no portion of such fees or compensation shall be deducted from Gross Revenue under this Agreement, unless otherwise agreed in writing by USPS.

                  (h) In the event USPS elects to undertake studies, or retain third parties to conduct studies of the market demand, market impact, cost or economics relating to electronic time and date security services, including the EPM System, or related topics, AD will provide information, as requested, in connection with any such studies.

         Section 5.05 Pricing. The initial Pricing Policy Guidelines and Provisional Pricing Schedule are attached hereto as Exhibit B. Procedures for amending the Pricing Policy Guidelines and Provisional Pricing Schedule are set forth in Exhibit B, incorporated herein by reference. Prices set through the Pricing Policy Guidelines and Provisional Pricing Schedule shall be subject to, and modified to comply with all applicable laws and regulations governing the USPS. The pricing of all EPM incorporated into AD Products shall comply with the Pricing Policy Guidelines and Provisional Pricing Schedule, and Gross Revenue derived from such AD Products shall be allocated between AD and USPS. Notwithstanding the foregoing, any agreements for EPM System executed prior to the effective

                                                                   EXHIBIT 10.23

         date of this agreement are exempt from the Pricing Guidelines and Provisional Price Schedule only for the term of that agreement.

         Section 5.06 USPS Use of the EPM System. In the event USPS elects to use the EPM System in the conduct of its business, or replaces any existing EPM products it offers to third parties with the EPM System, the price paid for the EPM System will be a price that is no more than the current best available pricing of the EPM System. Any existing pricing agreements entered into prior to the Effective Date of this agreement shall not be considered in determining best available price. USPS shall, at its cost and expense, integrate the EPM System into its operations or existing products it offers to third parties.

         Section 5.07 Insurance. AD and AD Holding Corp., shall at their expense, during the entire term of this Agreement, keep in full force and effect, policies of insurance meeting or exceeding the following specifications which shall cover all of the EPM Service:

                  (a) Crime insurance, including Employee Dishonesty and Computer Fraud coverage for theft of money or securities that AD holds, or for which AD is legally liable, arising out of the dishonest acts committed by the employees of AD or its subcontractors, acting alone or in collusion with others, or through the use of AD's computer system to fraudulently cause a transfer, with coverage in a minimum amount of [ * * * * ].

                  (b) General Liability insurance in a minimum amount of [ * * *
                  * ] and an Excess Liability policy (umbrella form) with a [ *
                  * * * ].

                  (c) Errors or Omissions Liability insurance in a [ * * * * ] and an Excess Liability policy form with a [ * * * * ]. Cyberliability insurance in an amount of [ * * * * ] per year with a [ * * * * ].

                  (d) USPS shall be listed as an additional insured on each policy, and AD and AD Holding Corp. will provide USPS a Certificate of Insurance within thirty (30) days of the Effective Date of this Agreement. All certificates shall provide for thirty (30) day cancellation notice from the insurance carrier. AD and AD Holding Corp. shall immediately notify USPS of any cancellation notice by the insurance carrier.

                  (e) The Advisory Committee will annually review the adequacy of the insurance and recommend changes as deemed appropriate.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

         Section 5.08 Monthly Reports. Commencing on the Service Launch Date, AD will submit to USPS and the Advisory Committee Monthly reports containing the following information concerning the EPM System: names of potential Customers contacted; status of negotiations with any potential Customers; list of Sales Contracts signed; number of EPM transactions; Gross Revenue collected from Customers or Channel partners; amount of Gross Revenue paid to the Parties; deviation from SLA requirements; security breaches; EPM System problems; results of satisfaction surveys; claims received or suits filed relating to the EPM System; accounts receivable with aging schedule; status of compliance with Alliance Metrics set forth in Exhibit J, management and other reports as required by the SLA set forth in Exhibit D. AD will also submit with each monthly report, a short management summary that analyzes the report data.

         Section 5.09 Annual Projection Reports. Commencing on the Service Launch Date, by April 30 of each year, AD will submit to USPS and the Advisory Committee a projection report, containing the following projections for the two-year period commencing on October 1 of that year: Gross Revenue; projected EPM transactions; number of customers to be contacted; sales and marketing budget. In addition, each calendar quarter AD shall furnish a report indicating deviations (if any) from the projections.

         Section 5.10 USPS Brand. Obtain prior approval from USPS Manager of Corporate Identity, or successor, for any and all uses of the USPS Marks in accordance with this Agreement; and,

         Section 5.11 Compliance with Metrics: AD shall comply with the Alliance Metrics attached hereto as Exhibit J.

         Section 5.12 Financial Responsibility. AD will be solely responsible for financing and maintaining its business operations in fulfillment of its obligations under this agreement. In no case shall the Postal Service be liable for any costs for fulfillment of AD obligations under this Agreement.

ARTICLE VI. USPS RESPONSIBILITIES

         Section 6.01 Start Up Costs. USPS will pay a total of $250,000 to AD provided that neither AD nor AD Holding Corp. are in default under this Agreement. USPS shall make [ * * * * ] of [ * * * * ] each in accordance with the following schedule:

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23


            (a) [ * * * * ] Sales and Marketing Plan. Upon [ * * * * ] the Sales and Marketing Plan, not unreasonably withheld, to [ * * * * ] the Sales and Marketing Proposal attached hereto as Exhibit A. AD shall apply the [ * * * * ] as [ * * * * ] or in connection with USPS products. The price for the EPM Service component of such USPS products shall not exceed the best available price at the time the EPM is used by customers.

            (b) [ * * * * ] Back-Up Recovery Plan, and [ * * * * ] Customer Sales Contracts: Upon the last of the following to occur:

                  (i) AD submitting to USPS, [ * * * * ], Customer Sales
            Contracts for [ * * * * ] Customers in the format to be developed for Exhibit F. These [ * * * * ] do not include current Customers listed in Exhibit G.

                  (ii) [ * * * * ] the "hot back-up recovery" plan for the EPM
            System including plans for a full redundant system at a remote location within the 48 contiguous United States.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

      Section 6.02 Existing USPS Electronic Postmark(R) Customers: USPS will use its best efforts to encourage its existing USPS Electronic Postmark (R) customers to use the EPM System. USPS will work with AD to integrate USPS existing customers into the EPM System, at the cost and expense of USPS. USPS will not renew any existing licenses, or sell any new licenses for the existing USPS Electronic Postmark (R) after Service Launch Date; provided, however, that any contract signed or renewed after the Effective Date shall contain a provision to automatically convert such Customer to the USPS EPM Service on the Service Launch Date, or as soon as practicable thereafter.

      Section 6.03 Sales Contracts. Within two (2) business days, execute standard Sales Contracts submitted by AD in the form to be attached hereto as Exhibit F, provided that pricing conforms to the Pricing Policy Guidelines and Provisional Pricing Schedule on Exhibit B. In the event that AD does not submit a standard form Sales Contract, or the pricing does not conform to the Pricing Policy Guidelines and Provisional Pricing Schedule shown at Exhibit B, USPS shall have the opportunity to review and approve or disapprove the Sales Contract, provided that USPS shall not unreasonably withhold its approval.

      Section 6.04 General Responsibilities of USPS. The USPS will be responsible for the following pursuant to the terms of this Agreement:



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                                                                   EXHIBIT 10.23


            (a) Provide necessary access to USPS technical personnel and information to assist AD in development efforts for program management, on-site security inspection, and USPS certification and accreditation.

            (b) Exercise management oversight to ensure adherence to relevant USPS policies and regulations.

            (c) The U.S. Postal Inspection Service, may, at its sole discretion, review allegations of fraud arising from the use of the EPM System.

            (d) Review the Pricing Schedule for EPM that is proposed by the Advisory Committee.

      Section 6.05 Sales and Marketing. USPS will support the marketing and sale of EPM by:

            (a) Promoting the EPM System on USPS.com; provide hyperlinks in accordance with standard USPS practice, where AD will provide flash demos for the system to be inserted;

            (b) Working with AD through the Advisory Committee to review the Marketing and Sales Plan for the EPM;

            (c) Using best efforts to identify potential corporate and government customers and participating in strategic sales efforts to acquire Customers including, but not limited to attendance at trade shows, seminars, and conferences, as identified by the Advisory Committee in accordance with the Sales and Marketing Plan;

            (d) Issuing public announcements and press releases as mutually agreed upon pursuant to this Agreement. At the Postal Service's sole discretion, send appropriate USPS representatives for events, press tours, interviews, and speaking engagements;

            (e) providing introductions to USPS contract public relations and advertising agency firms;

            (f) identify a single point of contact for all marketing issues that will serve as the liaison to the various USPS organizations

            (g) agree to acknowledge AD's role in providing the EPM System (i.e. "by Authentidate") for any and all promotional and marketing purposes.


ARTICLE VII. ADDITIONAL AREAS OF OPPORTUNITY; SUCCESS RIGHTS

                                                                   EXHIBIT 10.23


      Section 7.01 Additional Areas of Opportunity. In the event AD, AD Holding Corp., or their affiliates proposes to enter into an agreement (excluding a standard form Sales Contract) with a third party that relates to the operation, sales, marketing, development, or enhancement of the EPM System, and such proposed agreement references the role of USPS, then AD or AD Holding Corp. shall:

            (a) as soon as practicable, verbally advise USPS of the proposed agreement;

            (b) provide USPS with an opportunity to negotiate any provisions related to its business; and

            (c) furnish USPS with a copy of the proposed agreement at least fifteen (15) business days prior to the proposed execution of that agreement, as well as a copy of the final fully-executed agreement and all amendments thereto.

      In the event USPS proposes to enter into an agreement (excluding a standard form Sales Contract) with a third party that relates to the operation, sales, marketing, development or enhancement of the EPM System, and such proposed agreement references the role of AD, AD Holding Corp. or their affiliates, then USPS shall:

            (a) as soon as practicable, verbally advise AD of the proposed agreement,

            (b) provide AD with an opportunity to negotiate any provisions related to its business; and

            (c) furnish AD with a copy of the proposed agreement at least fifteen (15) business days prior to the proposed execution of that agreement.

      The foregoing provisions specifically apply to any such agreements with any other third parties, that may relate to the EPM System, including the bundling of the EPM System with other services such as personal identification and digital signatures. In the event that an agreement with a third party requires that the parties hereto amend the terms and conditions of this Agreement, then the parties hereto shall attempt to negotiate a mutually agreeable amendment to this Agreement.

      Disclosure of any such agreements or proposed agreements shall be considered Confidential Information pursuant to the Nondisclosure Agreement attached hereto as Exhibit L.

      Section 7.02 Success Rights. Simultaneously, with the execution of this Agreement, AD Holding Corp. grants USPS Success Rights in accordance with a


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
                                                                   EXHIBIT 10.23


separate Success Rights Agreement to be mutually negotiated and agreed upon within thirty (30) days of the Effective Date, and attached hereto as Exhibit O. USPS shall have the right to freely assign, subject to existing Securities Laws, its success rights to a third party without the consent of AD Holding Corp. Success Rights to be completed in Exhibit O will be in accordance with the following:

                  (1) [ * * * * ]. commencing one (1) year after the Effective
            Date, at an [ * * * * ] of the Execution Date;

                  (2) [ * * * * ] commencing two (2) years after the Effective
            Date, at an [ * * * * ] of the Execution Date; and

                  (3) [ * * * * ] commencing three (3) years after the Effective
            Date, [ * * * * ] of the Execution Date.

Upon the exercise of the Rights granted under the Success Rights Agreement, the Postal Service shall have one, non-voting observer ("Observer") who shall be entitled to attend all meetings of AD's Board of Directors ("Board"), including meetings conducted by telephone or in writing, and special Board meetings. The Postal Service will designate a Postal Service executive to serve as the Observer. The Observer is entitled to contribute in an advisory role at all Board meetings. AD shall provide the observer with notice of all Board meetings, and all materials circulated to Board members at the same time it provides such notice or materials to Board members. The Observer is entitled to attend and participate in all Board meetings for the term of this Agreement.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

ARTICLE VIII. ADVISORY COMMITTEE

      Section 8.01 Establishment. Immediately upon the Effective Date of this Agreement, AD and USPS shall establish an Advisory Committee, which shall be responsible for coordinating and facilitating the actions of AD and USPS in connection with this Agreement.

      Section 8.02 Composition. USPS and AD will each designate [ * * * * ] to the Advisory Committee. Each Party may replace its representative at its sole discretion at any time. The Advisory Committee will be the body responsible for defining decisions that require agreement by AD and USPS.

      [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23


      Section 8.03 Guidelines. The Advisory Committee will be governed by the Guidelines attached hereto as Exhibit H, and the procedures relating to the Pricing Policy Guidelines and Provisional Pricing Schedule attached hereto as Exhibit B.

ARTICLE IX. SECURITY AND CERTIFICATION PROVISIONS

      Section 9.01 USPS ISA Process. Prior to both the Service Launch Date and the issuance of a USPS EPM to a Customer, AD will successfully complete the USPS Information Security Assurance ("ISA") review process with standard levels of USPS assistance. AD will assist personnel designated by the USPS in conducting a review in accordance with USPS Handbook AS-805, and relevant Management instructions and policies. As part of the ISA Process, AD shall:

            (a) Designate information security personnel to work with designated USPS personnel in evaluating the EPM System;

            (b) Provide all documentation requested by the USPS for the purpose of conducting the ISA Process; and

            (c) Provide USPS personnel with access to property and systems as requested by the USPS for the purpose of conducting the ISA process.

      Section 9.02 Service Launch Date. AD and USPS shall agree within thirty
      (30) days of the Effective Date, upon a plan for launching the EPM System. USPS shall conduct such testing and acceptance processes with respect to the EPM System in order to determine that the EPM System meets the specifications set forth herein and in the Exhibits attached hereto, and that AD has implemented, to the satisfaction of USPS, the Information Security Requirements identified in Exhibit M. Once implementation testing is successfully completed and USPS completes its acceptance processes, USPS shall, within five (5) business days, certify in writing that the EPM System meets the requirements necessary for AD to make the EPM System available to Customers.

      Section 9.03 Remedial Measures. AD will, upon mutual agreement at its own expense, provided such expense is reasonable, remedy any reasonable security deficiencies determined by the Postal Service as a result of the ISA process to be unacceptable, including the Information Security Requirements identified in Exhibit M. Failure to remedy any such material security deficiencies, including the Information Security Requirements identified in Exhibit M, shall be cause for termination of this Agreement at no expense to USPS, notwithstanding

                                                                   EXHIBIT 10.23


      any other provision of this Agreement provided USPS provides sixty (60) days notice to AD and AD has failed to cure such deficiency in such period.

      Section 9.04 Suspension of Services. USPS shall have the right to temporarily suspend user and Customer access to the EPM System in whole or in part, upon written notice to AD, if there is an extreme operational problem or significant security risk with respect to the EPM System or portion thereof beyond the scope of the USPS ISA process. Upon receipt of such written notice from USPS, AD shall take all actions necessary to so suspend access to the EPM System and AD and USPS shall cooperate to lift the suspension as soon as possible.

      Section 9.05 AD Compliance with USPS Security Regulations. AD will comply with all other laws, regulations, policies and procedures applicable to or promulgated by the USPS with respect to information security and privacy, including the following:

            (a) Certain AD employees and contractors who serve in a trusted role, as defined in the Service Level Agreement, will be required to pass security clearances, which may include drug testing and background checks;

            (b) AD will create and maintain a secured environment to house and operate the Servers used to operate the EPM System, in accordance with USPS regulations, policies and procedures.


ARTICLE X. PRIVACY PROTECTION In addition to other provisions of this Agreement, AD agrees to the following:

      Section 10.01 Privacy Act. If AD operates a system of records on behalf of the Postal Service, the Privacy Act (5 U.S.C. 552a) and Postal Service regulations at 39 CFR Parts 266-267 apply to those records. AD is considered to operate a system of records if it manages records (including collecting, revising, or disseminating records) from which information is retrieved by the name of an individual or by some number, symbol, or other identifier assigned to the individual. AD agrees to comply with the Privacy Act and the Postal Service regulations in designing, developing, and operating the system of records, including ensuring that records are current and accurate for their intended use and incorporating adequate safeguards to prevent misuse or improper disclosure of personal information. Violations of the Privacy Act may subject the violator to criminal penalties.

      Section 10.02 Customer or Visitor Data. [ * * * * ] AD must comply with the following:

      [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23



           (a) General. AD may use such data solely for purposes of this Agreement, and may not collect or use such information for marketing, promotion, or any other purpose not related to EPM. AD must restrict access to such data to those employees who need the data to perform work under this contract, and must ensure that each such employee (including subcontractors' employees) sign a nondisclosure agreement (Exhibit L), in a form suitable to the Postal Service, prior to being granted access to the data.

            (b) Data Ownership and Retention. [ * * * * ] retains sole ownership and rights to the Customer data, except [ * * * * ] each own the [ *
            * * * ] created by the EPM system. Upon completion of the contract, [ * * * * ] must turn over all data in its possession to [ * * * * ]. [ * * * * ] may not create or derive personally identifiable information about customers or visitors, except as expressly provided by the customer or visitor.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

            (c) Legal Demands for Information. If a legal demand is made for data (such as by subpoena), AD must immediately notify the Postal Service in accordance with the notification provisions in this Agreement and the nearest office of the Postal Service Inspection Service. After notification, the Postal Service will determine whether and to what extent to comply with the legal demand. Should the Postal Service agree to or unsuccessfully resist a legal demand, AD may, with the written permission of the contracting officer, release the data specifically demanded.

      Section 10.03 Online Assistance. If AD has access to customer or visitor data obtained from a Postal Service web site, or a web site operated by AD on behalf of the Postal Service, or if AD assists in the design, development, or operation of a customer web site for the Postal Service, the following apply:

            (a) Privacy Policy. AD agrees to act as the agent of the Postal Service and to adhere to all provisions of the Postal Service's Internet Privacy Policy available at www.usps.com.

            (b) Tracking Devices. Without prior written approval of the Postal Service's chief privacy officer, any cookies or other tracking devices used by supplier may only be session, not persistent, devices; may not collect or

                                                                   EXHIBIT 10.23



            derive any personally identifiable information regarding the customer or visitor; and may only serve to improve the efficiency of the customer's or visitor's use of the web site.

            (c) Links and Banners. If, on the Postal Service's behalf, AD places a link to a www.usps.com web site, or if it designs or places an ad banner, button, or link on a www.usps.com web site or any web site, AD must comply with the portion of the Postal Service Privacy Policy available at www.usps.com relating to (a) links and banners, and (b) use of tracking devices. The placement of any device not permitted under the Postal Service's Privacy Policy requires the prior written approval of the Postal Service's chief privacy officer.

            (d) Indemnification. AD hereby indemnifies the Postal Service against all liability (including costs and fees) for damages arising out of violations of this clause.

            (e) Flow-down. AD will flow this clause down to subcontractors that will be covered by any portion of this clause if they were AD.

ARTICLE XI. FINANCIAL TERMS

      Section 11.01 Costs. Except as otherwise specifically provided herein, each Party will bear its own costs of performing its obligations under this Agreement.

      Section 11.02 Gross Revenue. Gross Revenue received from the sale and use of EPM shall be paid to USPS and AD as follows:


            (a) [ **** ]

            (b) [ **** ]

            (c) [ **** ]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

Section 11.03 Collection and Tracking of Customer Funds. AD shall direct Customers to make payments directly into a Lockbox account ("Lockbox") in a financial institution chartered under Federal law that is located in the United States , controlled by USPS, as designated by USPS. To the extent that Customers do not act in accordance

                                                                   EXHIBIT 10.23


with the previous sentence, AD shall immediately forward to the Lockbox any Customer Funds it receives. AD shall ensure that Customer Funds paid by credit card are deposited directly into the Lockbox, are processed (including all activities related to credit card transactions) in conformance with the procedures concerning credit card acceptance agreed upon by AD and USPS, and that AD pays all fees imposed in connection with credit card payment transactions. The Lockbox shall be used solely for the collection of Customer Funds under this Agreement, and there shall be no commingling of funds in the Lockbox received from any other USPS or other branded product or service offering. The Lockbox will be owned and maintained by USPS at its cost and expense.

USPS shall contract with the Lockbox provider to provide AD with electronic access to Lockbox account information and copies of all payment information and correspondence received by the Lockbox. AD will provide an accounts receivable aging schedule to the USPS on a monthly basis.

Section 11.04 Distribution of Customer Funds. Funds that are collected and cleared shall be distributed to USPS and AD in accordance with each party's share of Customer Funds as set forth in Section 11.01. AD shall submit invoices to USPS for its share of Customer Funds, on a weekly basis to the Program Manager or other official designated by USPS. The USPS shall process AD's invoices as follows:

a. Within two (2) business days of receipt of an invoice from AD, USPS, as appropriate, shall take the following actions:

      (1)   Approve the invoice and certify it for payment,

      (2) Approve the invoice to the extent it is not in dispute. If the invoice is in dispute, notify AD of the disputed amount and specify the grounds for the dispute. AD may reinvoice the Postal Service for the undisputed amount at which time the Postal Service will re-process the invoice within two (2) business days as set forth in this Section 11.04. Any disputes will be resolved by mutual agreement of the parties.

      (3) Advise AD of necessary adjustments or additional information it needs to certify the amount in dispute, or

      (4) Disapprove the invoice, and so notify AD so stating the grounds for the disapproval with specificity.

b. After USPS certifies the invoice for payment, it shall remit payment to AD as soon as practicable in accordance with the Prompt Payment Act.

c.    Notwithstanding the procedures outlined elsewhere in subparagraph (a) and
      (b) of this section, up to twelve (12) times per year, AD may notify USPS in writing at the time it submits its invoice that it elects to receive the invoiced amount by expedited electronic transfer. USPS, after certifying the invoice for payment in accordance with subparagraph a., above, shall initiate an electronic funds transfer for the amount of the approved invoice and use its best efforts to


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      electronically transfer to AD the approved and invoiced amount within approximately 3 business days, to the extent that such amount reflects cleared and collected funds, less fees charged by the USPS-selected financial institution for the electronic transfer.

Section 11.05 Return of Customer Funds. USPS and AD shall comply with court orders requiring return of Customer Funds on account of the bankruptcy or insolvency of the Customer, according to each party's share of Customer Funds set forth in Section 11.01 in effect at the time the Customer Funds were collected and cleared. USPS and AD will jointly determine whether to approve other requests for return of Customer Funds in accordance with Exhibit P, Return of Customer Funds, to be completed within 30 days of the Effective Date of this Agreement and incorporated as if fully set forth herein.

Section 11.06 International Sales. Revenues received by AD or AD Holding Corp. or their affiliates on account of the sale of any product or service outside the United States [ * * * * ]; provided, however, by separate written Agreement or Rider, signed by the parties, the parties [ * * * * ].

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

ARTICLE XII. DISPUTE RESOLUTION

      Section 12.01 Mediation. The Parties, for a period of not less than sixty
      (60) days, agree to mediate all controversies, except disputes where a party seeks injunctive relief, arising from or relating to this Agreement or the performance or breach thereof, and to make a good faith effort to resolve such controversies prior to initiating an arbitration proceeding. Any resolution signed by the Parties resulting from the mediation shall be final and binding on the Parties.

      Section 12.02 Arbitration. Following the Parties' compliance with the preceding Section, all controversies, except disputes where a party seeks injunctive relief, arising from or relating to this Agreement or the performance or breach thereof shall be resolved through non-binding arbitration conducted in Washington, D.C., under and subject to the commercial Arbitration Rules of the American Arbitration Association ("AAA") then in effect. The arbitration shall be conducted before a panel of three (3) arbitrators, chosen according to the rules of the AAA from among its Panel of Commercial Arbitrators within two (2) weeks of the first filing before the AAA, each of whom shall be and remain independent of the Parties. The Postal Service shall appoint one arbitrator, AD shall appoint one (1) arbitrator, and the two (2) appointed arbitrators shall choose the third arbitrator who will act as the chairperson of the arbitration. If the two (2) arbitrators appointed by the Parties are not able to agree on the third arbitrator


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      within thirty (30) days from the date that the last such arbitrator was appointed, the third arbitrator shall be appointed by the AAA. Each of such appointees must, however, meet the qualifications set forth in the second sentence of this paragraph.

      Section 12.03 Choice of Law. This Agreement will be governed by and construed in accordance with federal law. If there is no federal law with regard to a particular issue, the issue will be resolved in accordance with the laws of the State of New York without regard to the New York conflict of laws provisions.

      Section 12.04 Jurisdiction and Venue. With respect to any suit, action or other proceedings relating to the Agreement (collectively "Proceedings") initiated after the failure of negotiation, mediation or arbitration, the parties each irrevocably submit to the exclusive personal jurisdiction of the United States District Court for the District of Columbia and waive any objection that it may have at any time to the laying of venue of any Proceedings brought in such court, waive any claims that such Proceedings have been brought in an inconvenient forum and further waive the right to object, with respect to such Proceedings, that such court does not have personal jurisdiction over such party.

ARTICLE XIII. SERVICE COMMITMENTS

      Section 13.01 Service Level Agreements. AD will be responsible for service delivery that meets or exceeds the Service Level Agreement ("SLA") attached hereto as Exhibit D.

      Section 13.02 SLA Reports. Except when the data pertaining to SLA performance is collected or maintained by the USPS, AD will provide the USPS and the Advisory Committee with monthly and/or quarterly reports on SLA performance metrics as required by Section 5.08 of this Agreement.

      Section 13.03 Notice of Failure to Meet SLAs. In the event that any SLA requirement is not met within the monthly reporting period, the USPS will notify AD or AD will notify USPS of the performance violation.

      Section 13.04 Failure to meet SLA Requirements. If AD has not met its SLA requirement, AD will correct the performance problem within Thirty (30) days after receipt of notice specifying the problem before USPS will consider AD to be in material default under this Agreement. If USPS reasonably determines that AD is diligently working to correct the performance problem, USPS will extend the period for AD to correct the performance problem for up to an


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                                                                   EXHIBIT 10.23


      additional thirty (30) days or such extension in accordance with industry availability of hardware before USPS considers AD to be in material default under this Agreement. Notwithstanding the foregoing, in the event USPS reasonably determines that AD is either unable to correct the performance problem, or is not diligently working to correct the performance problem, USPS may immediately declare AD to be in material default under this Agreement.

ARTICLE XIV. INTELLECTUAL PROPERTY RIGHTS

      Section 14.01 General Intellectual Property Rights.

            (a) Individual Rights. Each party will retain during the course of this Agreement and after, the rights it possesses in Intellectual Property and derivatives thereof respectively upon the Effective Date of this Agreement, except that it grants such licenses during the term of this Agreement to the other party as set forth in various sections of this Agreement.

            (b) Joint Rights. Any Intellectual Property developed during the term of this Agreement as part of or as interfacing with the EPM System, including the SDK, but excluding the interfaces or interface definitions developed for any applications using the EPM System, will be [ * * * * ], except as provided in the following paragraphs[
            * * * * ].

            (c) USPS IP Rights. The USPS has sole IP ownership of the following:


                  (i)   The USPS-owned Individual Rights described in subsection
                  (a) above.

                  (ii)  USPS Brands and USPS Marks.

                  (iii) [ **** ]

                  (iv)  Intellectual Property that [ * * * * ].

            (d) AD IP Rights. AD or AD Holding Corp. has sole IP rights to the following:

                  (i) The Individual Rights described in subsection (a) above that are owned by AD or AD Holding Corp.

                  (ii)  [ * * * * ]

                  (iii) AD and AD Holding Corp. Brands and Marks

                  (iv)  Intellectual Property that [ * * * * ].

                  [*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]



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                                                                   EXHIBIT 10.23


      Section 14.02 AD and AD Holding Corp Retention of Rights. AD and AD Holding Corp. retain all rights, title and interest in and to the AD Core Technology and AD Derivatives. At no time during or after the Term shall USPS use the rights conferred by AD or AD Holding Corp. under this Agreement as a basis to (i) challenge AD or AD Holding Corp.'s rights in and to the AD Core Technology or AD Derivatives (to the extent such covenant is permitted by law), or (ii) use the AD Technology or AD Derivatives in connection with any of its products or services other than for the Purposes of this Agreement and otherwise in accordance with this Agreement or (iii) allow any other person or entity to use, copy or modify the AD Core Technology or AD Derivatives. To the extent the AD Core Technology is based on a license(s) granted by a third party(ies), AD and AD Holding Corp. shall be obligated to use their best efforts to provide the benefits of such license(s) to the USPS.

      Section 14.03 [ * * * * ] Except as provided in Section 14.01, AD, and, AD Holding Corp. together as the first party and USPS as the second party agree that [ * * * * ]. AD, AD Holding Corp. and USPS further agree that, [ * * * * ] to the extent that they are subject to copyrights, shall be "works made for hire" (as defined under 17 United States Code Section
      101). Except as provided in Section 14.01, they shall [ * * * * ] in such "works made for hire."

      Whether or not such [ * * * * ] constitute a work made for hire [ * * * *] by the first party (AD and AD Holding Corp.) and the second party, USPS, the first party and the second party hereby assigns, transfers and conveys, and agrees to [ * * * * ] to the other party [ * * * * ].

      Each party shall provide to the other such other assistance as it is able to provide to establish [ * * * * ] including but not limited to, providing assistance in securing and enforcing [ * * * * ] registrations and other [ * * * * ] in any and all countries, and signing all documents necessary for [ * * * * ] and other applications and registrations, and any assignments thereof.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

      Section 14.04 Notice of Development of Improvements. Each party hereto shall immediately inform the other party of any developments relating to any Joint


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                                                                   EXHIBIT 10.23


      Products and Services to be conceived, developed, created or made by such party.

      Section 14.05 Assignment of Rights by Third Parties and Employees. To the fullest extent necessary and permitted under applicable contract or law, each of the parties hereto shall obtain an assignment from each of its employees, contractors, and third parties involved in the conception, development, or creation, of any Joint Products and Services of all right, title and interest in the Joint Products and Services for the benefit of AD, AD Holding Corp. and USPS, in accordance with the foregoing as the case may be [ * * * * ] as may be required under this Agreement.

            (a) Customer Data. As between the USPS and AD, [ * * * * ] (regardless of the method of collection of such data) will be the sole property of [ * * * * ] and shall be at all times, whether in the possession of AD, AD Holding Corp. or the [ * * * * ], subject to the USPS's privacy policies, 39 U.S.C. Section 412 and all other statutes, rules and regulations applicable to the protection of similar information [ * * * * ]. To the extent that [ * * * * ]. AD and AD Holding Corp. agree to abide by all relevant privacy regulations specified by the USPS.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

ARTICLE XV. LICENSE GRANTS - MARKS

      Section 15.01 Branding and Trademarks. AD is licensed and authorized to use USPS Marks only to the extent and in a manner specifically approved in writing by USPS. AD shall always use USPS Marks in accordance with the Usage Guidelines in Exhibit I or as otherwise approved in writing by USPS. AD shall fully and promptly correct and remedy any deficiencies in its use of the USPS Marks, upon reasonable notice from USPS. The license to AD is limited to use of USPS Marks solely in reference to EPM services and products of a quality approved by USPS.

      Section 15.02 Ownership of USPS Marks. AD and AD Holding Corp. acknowledge USPS's sole ownership of the USPS Marks worldwide and all associated goodwill. Nothing in this Agreement or in the performance thereof, or that might otherwise be implied by law, shall operate to grant AD or AD Holding Corp. any right, title, or interest in or to the USPS Marks other than as specified in this Agreement. AD's use of the USPS Marks inure solely to the benefit of USPS. AD and AD Holding Corp. hereby assign and shall assign in the future to USPS all rights it may acquire by operation of law or otherwise in the USPS


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      Marks, including all applications or registrations therefore, along with the goodwill associated therewith.

      Section 15.03 USPS shall have the sole right to and in its sole discretion may commence, prosecute or defend, and control any action concerning the USPS Marks. To the extent permitted by law, AD and AD Holding Corp. promise not to contest the validity of, by act or omission jeopardize, or take any action inconsistent with, USPS's rights or goodwill in the USPS Marks in any country, including attempted registration of the USPS Marks, or use or attempted registration of any mark confusingly similar thereto.

      Section 15.04 AD and AD Holding Corp. Materials and Marks License. AD and AD Holding Corp. hereby grant USPS for the Term of this Agreement, a non-exclusive, non-transferable, personal, US license to use the AD and AD Holding Corp. Marks on advertising and promotional material and elsewhere as contemplated herein solely in accordance with the terms and conditions of this Agreement. USPS is authorized to use the Authentidate Marks and other Authentidate Materials only in accordance with the terms of this Agreement and with respect to the Authentidate Marks, the Usage Guidelines in Exhibit I, or as otherwise approved in writing by AD and AD Holding Corp., and USPS shall fully and promptly correct and remedy any deficiencies in its use of the Authentidate Materials and Authentidate Marks, upon reasonable notice from AD or AD Holding Corp.

      Section 15.05 Ownership of Authentidate Marks. USPS acknowledges the sole ownership by AD Holding Corp. and AD of the Authentidate Marks worldwide and all associated goodwill. Nothing in this Agreement or in the performance thereof, or that might otherwise be implied by law, shall operate to grant USPS any right, title, or interest in or to the Authentidate Marks other than as specified in the limited license grant herein. USPS's use of the Authentidate Marks shall inure solely to the benefit of AD and AD Holding Corp. USPS hereby assigns and shall assign in the future to AD and AD Holding Corp. all rights it may acquire by operation of law or otherwise in the Authentidate Marks, including all applications or registrations therefore, along with the goodwill associated therewith.

      Section 15.06 AD and AD Holding Corp. shall have the sole right to and in their sole discretion may commence, prosecute or defend, and control any action concerning the Authentidate Marks. USPS shall not contest the validity of, by act or omission jeopardize, or take any action inconsistent with, rights or goodwill of AD or AD Holding Corp. in the Authentidate Marks in any country, including attempted registration of the Authentidate Marks, or use or attempted registration of any mark confusingly similar thereto.

      Section 15.07 Notification of Claims. Each Party shall promptly notify the other Party in writing of any acts, claims, demands or causes of action of which it


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                                                                   EXHIBIT 10.23


      learns, based upon, relating to, or arising from any attempt by any other person or entity not a party to this Agreement to use the other party's Marks or any colorable imitation thereof, in any unauthorized manner. Each Party also shall promptly notify the other Party in writing of any acts, claims, demands, causes or action or threatened or pending litigation involving the EPM System.

ARTICLE XVI. CHANGES TO SERVICES AND SPECIFICATIONS

   (a) AD or USPS may request a change in the EPM Service or the addition of an enhancement to the EPM Service at any time by submitting a request to the Advisory Committee.

   (b) Upon receipt of such a change request, the Advisory Committee shall promptly conduct such investigations and deliberations with respect to the change request as it deems necessary and shall make a recommendation as to whether the requested change should be implemented. In the event that the Advisory Committee recommends a change request, the Advisory Committee shall further recommend the form of amendments, if any, that would be required to be made to the terms and conditions of this Agreement, including the Exhibits hereto. The Advisory Committee shall submit its recommendations with respect to a change request to AD and USPS for their consideration.

   (c) Upon receiving the determination of the Advisory Committee with respect to change request, AD and USPS shall determine whether to implement the change and shall execute such amendments to this Agreement and enter into any additional agreements and approve any amendments to or the addition of any Exhibits hereto to effect such change as they shall mutually agree.

ARTICLE XVII. PUBLIC ANNOUNCEMENTS

      Section 17.01 Public Announcements. No party may make a public announcement or press release regarding this Agreement or the EPM System prior to an initial, agreed, joint announcement or press release, which the parties shall issue on a mutually agreed-upon date, such agreement not to be unreasonably withheld. Each party shall give the other party seventy-two (72) hours prior notice of any proposed public announcements or press releases regarding the EPM System or this Agreement. Each party must agree upon the contents and date of issuance of any future public announcements or press releases, such agreement not to be unreasonably withheld.

ARTICLE XVIII. CONFIDENTIALITY

      Section 18.01 In order to protect certain confidential information which may be provided by one party (hereinafter "Discloser") to the other party ("Recipient") pursuant to this Agreement, the Postal Service, AD, and AD Holding Corp. intending to be legally bound, agree to this Article 18.



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                                                                   EXHIBIT 10.23


      Section 18.02 The terms of the Non-Disclosure Agreement ("NDA") between AD and USPS, Exhibit L are incorporated by reference. The terms and conditions of this Agreement are "Confidential Information" as defined in the NDA of USPS, AD and AD Holding Corp.

      Section 18.03 Disclosure of Confidential Information. Notwithstanding the terms of the NDA, in the event that any party to this Agreement or any of its representatives is requested (by deposition, interrogatory, request for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information as defined in the NDA), such party or its representative(s) from whom the disclosure is sought shall provide the other party with prompt notice of such request or requirement and shall make reasonable efforts to cooperate with the other party so that such other party may seek a protective order or other appropriate remedy or protection or waive compliance with the terms of this Agreement or the NDA concerning such Confidential Information. In the event that such protective order or other remedy or protection is not obtained, or such other party waives compliance with the provisions hereof or of the NDA, the party or its representative(s) from whom the disclosure is sought, as the case may be, may disclose only that portion of the Confidential Information which such party determines is legally required to be disclosed, and the other party can assert no claim against the Disclosing Party based upon such disclosure. Recipient's duties under this Agreement shall pertain to Confidential Information of Discloser which is provided to the Recipient. Such confidential information is hereinafter referred to as "Confidential Information."

      Section 18.04 Notwithstanding anything to the contrary in the NDA or in this Agreement, a party may disclose Confidential Information:

            (a) If and to the extent such Confidential Information is required to be disclosed under the Freedom of Information Act, 5 U.S.C.
            Section 552, because such Confidential Information is not a trade secret, or privileged or confidential commercial or financial information and is not otherwise entitled to protection from disclosure under that Act;

            (b) to the United States Department of Justice pursuant to its investigatory jurisdiction or in connection with its legal representation of the Postal Service;

            (c) to its independent auditors or accountants for the purpose of audits, provided such auditors or accountants agree to maintain the confidentiality of such Confidential Information;

            (d) to an entity of the United States government pursuant to its oversight or investigatory jurisdiction;



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                                                                   EXHIBIT 10.23


            (e) to the United States Postal Service Office of the Inspector General (the "OIG") and to any third parties which the OIG determines have a need for such Confidential Information, all in the course of the OIG performing audits and investigations under the Inspector General Act;

            (f) or to the extent such disclosure otherwise is required by applicable Federal law.

            Prior to making any disclosure under subsections (a), (b), (d), (e) and (f) of this Section, the Disclosing Party shall provide advance notice to the other parties of such disclosure within a reasonable time under the circumstances in accordance with Section 18.03. In connection with any disclosure of Confidential Information pursuant to this Section, in order to protect against further dissemination or disclosure of such Confidential Information, the disclosing arty shall include a restrictive legend on all released information.

ARTICLE XIX. SOURCE CODE ESCROW

      Section 19.01 The parties simultaneously are entering into a Source Code escrow agreement, under which a default by AD shall be deemed to have occurred upon the occurrence of any of the following: (i) if [ * * * * ];
      (ii) if [ * * * * ]; (iii) if [ * * * * ] under the Source Code escrow agreement; (iv) if [ * * * * ]; or (v) if [ * * * * ]. As used in this Paragraph 19.01, "[ * * * * ]" include: (i) any [ * * * * ] in the EPM System that causes the Product to [ * * * * ] its Specifications, and (ii) any programming [ * * * * ] in the EPM System that substantially [ * * *
      * ] to offer EPM.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

ARTICLE XX. AUDIT AND INSPECTION

      Section 20.01 Audit by a Party. AD and USPS shall have the right to inspect the other Party's books and records as they relate to the EPM Service and USPS shall have the right to inspect the EPM System, at such times as USPS and AD may mutually agree, which times shall be not (a) more than fifteen (15) days following one Party's request to conduct an audit and (b) (unless otherwise required by applicable statutes, rules, regulations or otherwise requested by any governmental agencies or instrumentalities) not more frequently than once in each year of this Agreement and one time during the twelve (12) month period following the end of a term of this Agreement, to the extent necessary to determine and confirm financial and other appropriate matters pertaining to the activities contemplated by this Agreement, including, without limitation, the number of transactions covered by this Agreement, the


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                                                                   EXHIBIT 10.23


      Gross Revenue received, the operation of the EPM System, and other activities and matters contemplated by this Agreement. Notwithstanding the foregoing, any AD review of USPS books and records shall be limited to the review of Gross Revenue received by USPS pursuant to this Agreement. USPS also shall have the right to arrange such other audits as requested by any governmental agencies and instrumentalities, including the USPS OIG and the U.S. Postal Inspection Service.

      Section 20.02 Audit by a Third Party. At any time prior to the termination of this Agreement, either AD or USPS may contract with a qualified, neutral third-party to audit all of the costs incurred by the other party in carrying out the terms of this Agreement. The party whose books are to be audited must afford the auditor access during normal business hours to any information that is reasonably relevant to such an audit. The party that initiates such an audit must bear the full cost of the audit. Prior to initiating an audit under this Section, a party must provide the party to be audited reasonable advance notice.

ARTICLE XXI. TERM AND TERMINATION

      Section 21.01 Term. The initial term of this Agreement commences on the Effective Date and expires five (5) years thereafter, unless terminated earlier as provided below. Upon mutual agreement of AD, and USPS, this Agreement may be extended for three (3) additional three (3)-year terms, unless terminated earlier as provided below. The aggregate term of this Agreement shall in no event exceed a total of fourteen (14) years.

      Section 21.02 Events of Termination. This Agreement may be terminated:

            (a). Mutual Agreement. By mutual agreement of AD and USPS.

            (b). Material Breach. By AD (or AD Holding Co.) or USPS if the other
                 Party breaches this Agreement in any material respect and such breach continues for a period of thirty (30) days after the date the non-breaching Party provides written notice of the breach, then the non-breaching Party may terminate this Agreement effective immediately upon a second written notice. Material breach includes any substantial breach of any representation, warranty or obligation. In the event USPS fails to execute a Sales Contract or approve a proposed pricing modification within the time limits set forth in this Agreement, shall not be deemed a material breach of this Agreement.

            (c). Breach of Alliance Metrics. By USPS if USPS reasonably determines that AD or AD Holding Corp. has failed to substantially perform in accordance with metric standards set forth in the Alliance Metrics contained in Exhibit J, USPS provides written notice of the breach to AD and AD Holding Corp., and such breach continues beyond the cure

                                                                   EXHIBIT 10.23


                 period, if any, specified in the Alliance Metrics, Exhibit J. USPS may terminate this Agreement effective immediately upon delivery of a second written notice to AD.

            (d). Adverse Governmental Action. By USPS, without penalty, at any time upon thirty (30) days written notice if regulatory, legislative or judicial action or inaction occurs which substantially impairs USPS's ability to perform its obligations under this Agreement.

            (e). USPS Convenience. Commencing six (6) months after the Service
                 Launch Date, USPS upon one hundred eighty (180) days written notice, for any reason not otherwise identified in this Section. USPS shall not be entitled to Gross Revenue earned from Customers after providing notice.

            (f). AD Convenience. AD upon three hundred sixty (360) days written notice, for any reason not otherwise identified in this Section. AD shall continue to perform pursuant to the terms of this Agreement from the date of notice through the expiration of the 360-day period.

            (g). Insurance. By USPS at any time upon thirty (30) days written notice in the event AD or Ad Holding Corp. shall notify USPS of any cancellation notice by the insurance carrier with respect to any insurance required pursuant to this Agreement and shall not have presented USPS with satisfactory evidence of replacement coverage within such thirty (30) day period.

      Section 21.03 AD Change of Control. USPS may terminate this Agreement by giving thirty (30) days' written notice to AD in the event that there is a change in control in AD. AD shall provide USPS with written notice of any Change in Control of AD promptly upon AD becoming aware that a Change in Control will occur. USPS shall deem a Change in Control of AD to have occurred if:

            (a). AD acquires or is acquired by or is merged with or into, or is consolidated with, another person or persons such that AD's shareholders immediately prior to such acquisition, merger or consolidation are entitled to less than 60% of the outstanding voting securities of the surviving entity upon consummation of such acquisition, merger, or consolidation;

            (b). any person or corporation, or more than one person or corporation actively cooperating or acting in concert with each other, in each case who are not shareholders of AD as of the date hereof acquires or becomes entitled, directly or indirectly, to a beneficial interest in 30% or more of the outstanding voting securities of AD;



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                                                                   EXHIBIT 10.23


            (c). AD sells all or substantially all of its assets, or any of its major assets, whether by one or a series of transactions, to another person or persons;

ARTICLE XXII. EFFECT OF TERMINATION

      Section 22.01 Wind Down Strategy. In the event of termination for any reason, within sixty (60) days of such notice of termination, the Advisory Committee shall propose a wind down plan to minimize financial loss and Customer inconvenience in accordance with Exhibit N attached hereto. Within thirty (30) days of the Effective Date of this Agreement, USPS and AD shall replace the Wind Down Outline attached hereto as Exhibit N with a Wind Down/Continuity of Service Plan.

      Section 22.02 AD's Obligations Upon Termination. Upon the discontinuation of the EPM System for any reason, AD shall:

            (a)  immediately cease use of all USPS Marks;

            (b) cooperate with USPS and the Advisory Committee to develop and implement a wind down plan, including but not limited to the termination or transition of customers and archived records.

            (c) Provide or ensure access to information relating to the EPM System that is stored or archived.

            (d) Return all customer data to USPS, destroy all other USPS Confidential Information and deliver a certificate to USPS to that effect.

      Section 22.03 USPS's Obligations Upon Termination. Upon termination of this Agreement for any reason, USPS shall:

            (a)  immediately cease use of all AD and AD Holding Corp. Marks;

            (b) cooperate with AD and the Advisory Committee to develop and implement a wind down plan

            (c) If appropriate, issue an announcement advising Customers and users of any transfer of the EPM System, including any transfer to AD.

            (d) destroy AD and AD Holding Corp. Confidential Information and deliver a certificate to that effect.

ARTICLE XXIII. BANKRUPTCY



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      Section 23.01 In the event that AD or AD Holding Corp. enters into proceedings relating to bankruptcy, whether voluntary or involuntary, it is required to furnish, by certified mail, written notification of the bankruptcy to the USPS. The notification must be furnished within five days of the initiation of the bankruptcy proceedings. The notification must include the date on which the bankruptcy petition was filed and the court in which the petition was filed. This obligation remains in effect until USPS receives all Gross Revenue payments. In the event of Bankruptcy, AD and AD Holding Corp. will permit the use of the AD Core Technology for the EPM System pursuant to a mutually agreeable license or technology transfer agreement.

ARTICLE XXIV. REPRESENTATIONS, WARRANTIES, AND UNDERTAKINGS

      Section 24.01 Representations and Warranties. Each party represents, warrants and undertakes to the other party that as of the date of execution of this Agreement:

            (a) it has full power and authority to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement;

            (b) that the execution and/or performance of this Agreement does not violate or interfere with any other agreement or contract to which it is a party;

            (c) it will not enter into any agreement or contract the execution and/or performance of which will violate this Agreement,

            (d) it is not presently the subject of a voluntary or involuntary petition in bankruptcy, does not presently contemplate filing any such voluntary petition, and is not aware of any intention on the part of any other person to file such an involuntary petition against it;

            (e) it is not presently the subject of, nor the proponent of, any claim that will have a material adverse effect on its ability to perform under this Agreement;

            (f) this Agreement has been duly executed and delivered and constitutes a legal, valid and binding obligation, enforceable in accordance with its terms.

      Section 24.02 Representations and Warranties by AD to USPS. AD and AD Holding Corp. represent and warrant to USPS as of the date of execution of this Agreement:


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                                                                   EXHIBIT 10.23


            (a) AD is a 95% owned subsidiary of AD Holding Corp. AD Holding Corp. has no reason to believe that either it or AD cannot perform its obligations under this Agreement.

            (b) AD and AD Holding Corp. are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware and have all corporate powers and all government licenses, authorizations, consents and approvals required to carry on their business.

            (c) The execution and delivery of this Agreement by AD and AD Holding Corp. and the performance of their obligations hereunder have been duly authorized by all necessary corporate action.

            (d) AD and AD Holding Corp. have the full right to use the patent-pending technology in accordance with this Agreement, and the patent-pending technology does not infringe on any trade secrets, copyrights, patents, trademarks or other intellection property rights. Neither AD nor AD Holding Corp. has received any notice of any alleged infringement of any trade secrets, copyrights, patents, trademarks or other intellectual property rights.

            (e) No default has occurred under necessary third party vendor licenses.

            (f) AD Holding Corp. has granted AD full right, title and authority to use intellectual property owned or controlled by AD Holding Corp. in operating the EPM System during the term of this Agreement;

ARTICLE XXV. AMENDMENTS OR MODIFICATIONS

      Section 25.01 In order to be binding upon the USPS or AD, any amendment or modification to this agreement must be in writing and signed by the official representatives of each party as designated herein. Any alleged modification based upon an oral understanding or an oral statement not reduced to writing shall fail as not in accordance with this provision.

ARTICLE XXVI. ASSIGNMENT

      Section 26.01 Assignment. This Agreement may not be assigned by any Party in whole or in part, without the prior written consent of the other Party. Any attempted assignment or transfer in violation of this Section shall be void and without legal effect.

ARTICLE XXVII. SUBCONTRACTING

      Section 27.01 Subcontracting. In the event AD desires to employ a subcontractor to perform any significant portion of its obligations hereunder, AD


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                                                                   EXHIBIT 10.23


      shall provide advance written notice to USPS and USPS shall have the right to approve of any potential subcontracting party within five (5) business days, which approval shall not unreasonably be withheld. In the event that USPS becomes reasonably dissatisfied with the performance of any subcontractor selected by AD, AD shall take all necessary action to remedy the problem, including the replacement of such subcontractor. AD shall require any subcontractor it employs hereunder to agree in writing to comply with the provisions of this Agreement applicable to performing its obligations under the subcontract, including but not limited to provisions relating to audit, confidentiality, ownership of intellectual property, and access to files and records.

ARTICLE XXVIII. GUARANTEE

      Section 28.01 As consideration for [ * * * * ] entering into this Agreement, [ * * * * ] hereby irrevocably guarantees the performance by
      [ * * * * ] under this Agreement. This guaranty shall be binding and enforceable against [ * * * * ] without regard to any fact that would constitute a legal or equitable defense or discharge of a guarantor. This guaranty is [ * * * * ]. In the event [ * * * * ] institutes suit to collect on this guaranty, [ * * * * ] agrees to pay to [ * * * * ], in addition to its obligations, all [ * * * * ] from [ * * * * ] including but not limited to [ * * * * ].

      [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

ARTICLE XXIX. NOTICES

      Section 29.01 Notices. All notices and requests in connection with this Agreement are effective as of the day they are received by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows:

            (a) To USPS
            United States Postal Service
            475 L'Enfant Plaza, SW
            Washington, DC 20260-1100
            Attn: General Counsel
            Phone: 202-268-2951
            Fax: 202-268-5418

            With a copy to:
            Charles Chamberlain, Project Manager
            United States Postal Service
            475 L'Enfant Plaza, SW, Room 1100
            Washington, DC 20260-5130



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
                                                                   EXHIBIT 10.23


            Phone: 202-268-5262
            Fax:: 202-268-5526

            (b) To AuthentiDate, Inc.
            2 World Financial Center
            225 Liberty Street, 43rd Floor
            New York, NW  10281
            Attn: Rob Van Naarden
            Phone: 212-329-1110
            Fax: 212-329-1101

            (c) To AuthentiDate Holding Corp.
            2165 Technology Drive
            Schnectady, New York 12308
            Attn: Dennis Bunt
            Phone: 518-346-7799
            Fax: 518-346-3644

            (d) with copy to:
            Goldstein & DiGioia, LLP
            369 Lexington Avenue, 18th Floor
            New York, New York 10017
            Attn: Victor J. DiGioia
            Phone: 212-599-3322
            Fax: 212-557-0295

ARTICLE XXX. SEVERABILITY

      Section 30.01 Construction. If for any reason a court of competent jurisdiction finds any provision of this Agreement or portion thereof, to be unenforceable, the affected provision of the Agreement will be enforced to the maximum extent permissible so as to affect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect. This Agreement has been negotiated by the Parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either party.

      Section 30.02 If a material provision of this agreement is materially altered or abridged as a result of an order, request, or direction of a Governmental Body having subject matter jurisdiction, then the parties will meet to negotiate in good faith a mutually satisfactory modification to this agreement based on such material change.

ARTICLE XXXI. EQUAL OPPORTUNITY



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                                                                   EXHIBIT 10.23


      Section 31.01 No Discrimination. AD may not discriminate against employees or applicants because of race, color, religion, sex, or national origin, and asserts it has taken or will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to race, color, religion, sex, or national origin. This action must include, but not be limited to, employment, upgrading, demotion, or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. AD agrees to post in conspicuous places, available to employees and applicants, notices provided by the USPS setting forth this policy.

      Section 31.02 Solicitations. AD must, in all solicitations or advertisements for employees placed by it or on its behalf, state that all qualified applicants will be considered for employment without regard to race, color, religion, sex, or national origin.

      Section 31.03 Executive Order 11246. AD agrees to comply with all provisions of Executive Order (EO) 11246 of September 24, 1965, as amended, and of the rules, regulations, and relevant orders of the Secretary of Labor.

      Section 31.04 Audit Requirements. AD agrees to furnish all information and reports required by the Executive Order, and by the rules, regulations, and orders of the Secretary, and must permit access to AD's books, records, and accounts by the Postal Service and the Secretary for purposes of investigation to ascertain compliance with these rules, regulations, and orders.

      Section 31.05 Cancellation for Failure to Comply. If AD fails to comply with this clause or with any of the said rules, regulations, or orders, this contract may be canceled, terminated, or suspended, in whole or in part; AD may be declared ineligible for further contracts in accordance with the Executive Order; and other sanctions may be imposed and remedies invoked under the Executive Order, or by rule, regulation, or order of the Secretary, or as otherwise provided by law.

      Section 31.06 Inclusion in Subcontracts. AD must insert this clause, including this paragraph, in all subcontracts or purchase orders under this contract unless exempted by Secretary of Labor rules, regulations, or orders issued under the Executive Order, and must take such action with respect to any such subcontract or purchase order as the Postal Service may direct as a means of enforcing the terms and conditions of this clause (including sanctions for noncompliance), provided, however, that if AD becomes involved in, or is threatened with, litigation as a result, AD may request the Postal Service to enter into the litigation to protect the interest of the Postal Service.

ARTICLE XXXII. AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS



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      Section 32.01 Discrimination against Handicapped Workers. AD agrees hereby to not discriminate against any employee or applicant because of physical or mental handicap, in regard to any position for which the employee or applicant is qualified. AD agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified handicapped individuals without discrimination in all employment practices, such as employment, upgrading, demotion or transfer, recruitment, advertising, layoff or termination, rates of pay or other forms of compensation, and selection for training (including apprenticeship).

      Section 32.02 Compliance with Regulations. AD agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the Rehabilitation Act of 1973, as amended.

      Section 32.03 Failure to Comply with Regulations. In the event of AD's noncompliance with this clause, action may be taken in accordance with the rules and regulations and relevant orders of the Secretary of Labor.

      Section 32.04 Posting Notices. AD agrees to post in conspicuous places, available to employees and applicants, notices concerning Affirmative Action for Handicapped Workers. These notices state AD's obligation under the law to take affirmative action to employ and advance in employment qualified handicapped employees and applicants, and the rights of applicants and employees.

      Section 32.05 Inclusion of Clause in Subcontracts. AD must include this clause in every subcontract or purchase order over $2,500 under this contract unless exempted by rules, regulations, or orders of the Secretary issued pursuant to section 503 of the Act, so its provisions will be binding upon each subcontractor or vendor as applicable.

ARTICLE XXXIII. AFFIRMATIVE ACTION FOR DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA

      Section 33.01 No Discrimination. AD may not discriminate against any employee or applicant because that employee or applicant is a disabled veteran or veteran of the Vietnam era, in regard to any position for which the employee or applicant is qualified. AD agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified disabled veterans and veterans of the Vietnam era without discrimination in all employment practices, such as employment, upgrading, demotion or transfer, recruitment, advertising, layoff or termination, rates of pay or other forms of compensation, and selection for training (including apprenticeship).

      Section 33.02 Recruitment. AD agrees to list employment openings which exist at the time of the execution of this contract and those which occur during the performance of this contract, in appropriate local publications and public


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                                                                   EXHIBIT 10.23


      places and otherwise actively recruit from applicant sources which will include veterans and veterans of the Vietnam era.

      Section 33.03 Listings. Any listing of employment openings with an employment service system will be made at least concurrently with the use of any recruitment source or effort and will involve the normal obligations attaching to the placing of a bona fide job order, including the acceptance of referrals of veterans and non-veterans. Any listing of employment openings does not require the hiring of any particular applicant or hiring from any particular group of applicants, and nothing herein is intended to relieve AD from any other requirements regarding nondiscrimination in employment.

      Section 33.04 Vietnam Era Veterans. AD agrees to comply with the rules, regulations, and relevant orders of the Secretary of Labor issued pursuant to the Vietnam Era Veterans Readjustment Assistance Act of 1972, as amended. In the event of noncompliance with this clause, action may be taken in accordance with the rules, regulations, and relevant orders of the Secretary.

ARTICLE XXXIV. THIRD-PARTY AGREEMENTS

      Section 34.01 Right of Termination. USPS and AD each agree and acknowledge that in the event that either party enters into any agreement with any third party in connection with this Agreement (a "third-party agreement"), such party to this Agreement shall include in the third-party agreement the right to terminate the third-party agreement upon the termination of this Agreement with no cost to it.

      Section 34.02 Limitation on Indemnification. In the event either party enters into a third-party agreement that does not contain a right of termination as set forth in Section 34.01, or it fails to enforce such a right, such party shall have no right to seek indemnification for any claims arising out of such inability to terminate a third-party agreement.

ARTICLE XXXV. EFFECT OF VARIOUS LAWS

      Section 35.01 Procurement Laws. USPS, AD Holding Corp. and AD hereby agree and acknowledge that this Agreement shall not be governed by the provisions of the USPS Purchasing Manual or the Contract Disputes Act. In addition, USPS, AD Holding Corp. and AD agree that this is a contractual agreement to pursue a business arrangement and does not constitute a USPS Purchasing Manual procurement. This Agreement shall not in any way prohibit any Federal governmental authority, excluding the USPS, from taking or failing to take any action.

      Section 35.02 In the event that any branch, agency, or independent establishment of the United States Government takes or fails to take any action


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                                                                   EXHIBIT 10.23


      and this action or failure to take action would substantially impair the USPS from offering the services contemplated by this Agreement, such substantial impairment shall not deprive the Parties of any rights under this Agreement, including the USPS's rights of termination as set forth above. USPS, AD Holding Corp. and AD acknowledge and agree that this Agreement is subject to any legislation that might be enacted by the Congress of the United States or any regulations that might be promulgated by any agency or independent establishment of the United States other than USPS.

      Section 35.03 In the event that USPS is required by any other branch, agency or independent establishment of the United States Government to terminate or fail to perform its obligations under this Agreement within a period of fewer than thirty (30) days from the date such requirement is imposed, the USPS may give a notice of termination pursuant to the termination provisions set forth above, which notice shall be effective immediately or at such other time as specified therein by USPS.

      Section 35.04 In the event that AD, AD Holding Corp. or USPS is enjoined from proceeding with this Agreement by a court of competent jurisdiction, such Party may give a notice of termination after the exhaustion of all appeals pursuant to the termination provisions set forth above, which notice shall be effective immediately or at such other time as specified therein by USPS.

      Section 35.05 Sovereign Acts. USPS, AD Holding Corp. and AD acknowledge and agree that this Agreement in no way waives USPS's authority to act in its sovereign capacity and that, pursuant to the sovereign acts doctrine, USPS shall not be held liable for any acts performed in its sovereign capacity, or for any acts performed by any branch, agency or independent establishment of the United States in its sovereign capacity that may directly or indirectly affect the terms of this Agreement. USPS acknowledges that none of the USPS activities contemplated by this Agreement constitute sovereign acts.

      Section 35.06 Force Majeure. Should any circumstance beyond the reasonable control of AD, AD Holding Corp. or USPS occur which delays or renders impossible the performance of its obligations under this Agreement on the dates herein provided for, such obligations shall be postponed for such time as such performance necessarily has had to be suspended or delayed on account thereof. In either such event, AD, AD Holding Corp. or USPS shall promptly meet to determine the equitable solution to the effects of any such event, provided that any of them who fails because of force majeure to perform its obligations hereunder will upon the cessation of the force majeure take all reasonable steps within its power to resume with the least possible delay, compliance with its obligations. None of the parties hereto shall be liable for any delay or other failure of performance because of force majeure. Events of force majeure shall include, without limitation, war, revolution, invasion, insurrection, riots, mob violence, sabotage or other civil disorders, fires, floods or other acts of


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                                                                   EXHIBIT 10.23


      God or nature, utility failures, strikes or other labor disputes, acts, laws, regulations or rules of any government or governmental agency and any other similar cause or event beyond the reasonable control of the party, the obligations of which are affected thereby.

      Section 35.07 Compliance and Cooperation. Each of the parties agrees to cooperate in good faith to seek to comply with all applicable laws and regulations as they apply to the activities of this Agreement and to cooperate in good faith and to use best efforts to carry out the purposes of this Agreement, including without limitation, to cooperate in connection with any public inquiries or proceedings relating to this Agreement.

ARTICLE XXXVI  LEGAL RESPONSIBILITIES

      Section 36.01 Indemnification of USPS. AD and AD Holding Corp. agree to indemnify USPS, its officer, directors, and employees from and against any and all loss, liability, cost and expense, including reasonable legal fees, incurred by any one or more of them by reason of any and all claims, demands, suits, or proceedings made or brought against any one of them arising from or related to: (a) any act or omission of AD or AD Holding Corp. or their affiliates, employees, agents or contractors, which caused physical property damage, personal injury, wrongful death or any business harm; (b) the development, operation, promotion or use of the EPM System caused by a violation of this Agreement by AD and AD Holding Corp.; (c) the breach of any covenant, obligation, responsibility, warranty, or representation of AD or AD Holding Corp. to USPS related to the development, operation, promotion or use of the EPM System; (d) a violation of the Privacy Act and/or its implementing regulations or the disclosure of any USPS data or data contained in the EPM System to any third party in violation of the terms of this Agreement by AD, AD Holding Corp., or subcontractors; or (e) any claim that any product, service or other item is so provided by AD or AD Holding Corp. pursuant to this Agreement infringes the claimant's United States patent issued as of the time such product, service or other item so provided or the claimant's copyright, trade secret, trademark or other non-patent proprietary right under the laws of the United States. Without limiting the generality of the foregoing, if, as a result of any claim made by any third party against any of the parties to this Agreement or their affiliates, a royalty or fee of any kind is required in connection with the ongoing operation of the EPM System, then AD and AD Holding Corp. shall indemnify USPS for the amount of such royalty or fee unless such royalty or fee is due to the use of intellectual property rights described in subparagraphs 14.01(c) (i) and (ii).

      Section 36.02 Indemnification of AD. USPS agrees to indemnify AD and AD Holding Corp., its officers, directors, and employees from and against any and all loss, liability, cost and expense, including reasonable attorneys' fees, incurred by any one or more of them by reason of any and all claims, demands, suits or proceedings, made or brought against any one or more of them arising


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                                                                   EXHIBIT 10.23


      from or related to: (a) any act or omission of the USPS, its employees, agents or contractors, which cause physical property damage, personal injury, wrongful death, or any business harm; (b) the breach of any covenant, obligation, responsibility, warranty, or representation of USPS to AD related to the operation, promotion, or use of the EPM System pursuant to this Agreement; or (c) any claim that any product, service or other item provided by USPS pursuant to this Agreement infringes the claimant's United States patent issued as of the time such product, service or other item is so provided or the claimant's copyright, trade secret, trademark or other non-patent proprietary right under the laws of the United States. Without limiting the generality of the foregoing, if, as a result of any claim made by any third party against any of the parties to this Agreement or their affiliates based on intellectual property rights as described in subparagraphs 14.01(c) (i) and (ii), a royalty or fee of any kind is required in connection with the ongoing operation of the EPM System, then USPS shall indemnify AD or AD Holding Corp. for the amount of such royalty or fee.

      Section 36.03 Indemnification Procedure. In any case under this Agreement where a party has indemnified the other against any claim or legal action, indemnification shall be conditioned on the compliance with the procedures outlined below. Provided that prompt written notice is given of a claim or suit for which indemnification might be claimed, the indemnifying party promptly will defend, contest or otherwise may protect against any such claim or suit at its own cost and expense. The indemnified party may, but will not be obligated to, participate at its own expense in a defense thereof by counsel of its own choosing, but to the extent permitted by 39 U.S.C. 409(d), the indemnifying party shall be entitled to control the defense unless the indemnified party has relieved the indemnifying party from liability with respect to the particular matter. In the event the indemnifying party fails to timely defend, contest or otherwise protect against any such claim or suit, the indemnified party may, but will not be obligated to, defend, contest or otherwise protect against the same, and make any compromise or settlement thereof and recover the entire costs thereof from the indemnifying party including reasonable attorneys' fees, disbursements and all amounts paid as a result of such claim or suit or the compromise or settlement thereof; provided, however, that, if the indemnifying party undertakes the defense of such matter, the indemnified party shall not be entitled to recover from the indemnifying party its costs incurred in the defense thereof other than the reasonable costs of investigation undertaken by the indemnified party and reasonable costs of providing assistance. The indemnified party shall cooperate and provide such assistance as the indemnifying party may reasonably request in connection with the defense of the matter subject to indemnification.

      The party providing indemnification shall have control of the defense and all related settlement negotiations, provided, however, that any settlement be made with the consent of the indemnified Party, such consent not to be unreasonably withheld, and that such settlement include as an unconditional term thereof the giving by the claimant of an unconditional release from all liability in favor of the


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                                                                   EXHIBIT 10.23


      indemnified Parties. Further, in the case of indemnification for infringement, if the infringement results from (1) the indemnified Party's modification of the allegedly infringing product; (2) the combination, operation or use of the allegedly infringing product with software, hardware or other materials not furnished or recommended by the indemnifying Party; or (3) the indemnified Party's use of a superseded or altered release of the allegedly infringing product, where such an update was promptly made available, than in any such event, the Party which would otherwise be entitled to be indemnified shall defend, hold harmless and indemnify the other Party on the terms contained herein.

      Section 36.04 Limitations on Liability. Nothing in this Agreement shall be construed as an acknowledgment or concession as to the validity of any claim or the entitlement of either party to any amount of damages. In no event shall either party be liable under this Agreement to another party to this Agreement party under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits or exemplary, punitive, special, incidental, indirect, or consequential damages. Provided, however, that this limitation shall not limit the indemnification obligations of any party under the Section entitled "Indemnification" above , for any amount of damages, including loss of profits, consequential, exemplary, incidental or punitive damages recovered by a third party.

ARTICLE XXXVII NO JOINT VENTURE

      Section 37.01 This is a contractual relationship that does not create either a wholly-owned subsidiary of any party or a joint venture with AD or AD Holding Corp. The parties do not intend that any partnership relationship be created between them by this Agreement.

ARTICLE XXXVIII COUNTERPARTS

      Section 38.01 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

ARTICLE XXXIX SEVERABILITY

      Section 39.01 If any provision of this Agreement is finally held by a court of competent jurisdiction to be invalid, illegal or unenforceable, then, to the extent such invalidity, illegality or unenforceability shall not deprive any party of any material benefit intended to be provided by this Agreement, all of the remaining provisions of this Agreement shall remain in full force and effect and shall be binding upon the parties.

ARTICLE XL ENTIRE AGREEMENT



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                                                                   EXHIBIT 10.23


      Section 40.01 This Agreement contains the entire agreement between the parties, and no statements, promises, or inducements made by either party or agent of either party that are not contained in this written agreement shall be valid or binding. All previous communications and negotiations between the parties, either verbal or written, that are not memorialized in this Agreement are null and void.

ARTICLE XLI EFFECTIVE DATE

      Section 41.01 This Agreement shall become effective as of the date of signature of the last party to sign this Agreement.


ARTICLE XLII SURVIVAL

      Section 42.01 Articles X, XII, XIV, XVIII, XX, XXIX and XXXVI are intended to survive the expiration or termination of this Agreement and to continue in full force and effect indefinitely.

ARTICLE XLIII HEADINGS

      Section 43.01 The headings and subheadings of the articles and paragraphs in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.

                                                                   EXHIBIT 10.23


ARTICLE XLIV SIGNATURE BLOCK

AuthentiDate, Inc.


BY:
   ---------------------------
            Rob Van Naarden
            President

Date: July 31, 2002


AuthentiDate Holding Corp.



BY:
   ---------------------------
            President
Date: July 31, 2002


United States Postal Service

BY:
   ---------------------------
            Nicholas F. Barranca
            Vice President
            Product Development

Date: July 31, 2002

                                                                   EXHIBIT 10.23



                                    EXHIBITS

EXHIBIT A:  SALES AND MARKETING PROPOSAL: TO BE REPLACED BY SALES AND MARKETING
            PLAN

EXHIBIT B:  PRICING POLICY GUIDELINES AND PROVISIONAL PRICING SCHEDULE

EXHIBIT C:  DRAFT EPM PRACTICE STATEMENT

EXHIBIT D:  SERVICE LEVEL AGREEMENT BETWEEN USPS AND AUTHENTIDATE

EXHIBIT E:  TECHNICAL DESCRIPTION

EXHIBIT F:  SALES CONTRACTS: TO BE ATTACHED

EXHIBIT G:  LIST OF EXISTING CUSTOMERS

EXHIBIT H:  ADVISORY COMMITTEE GUIDELINES

EXHIBIT I:  USPS TRADEMARK USAGE GUIDELINES

EXHIBIT J:  ALLIANCE METRICS

EXHIBIT K:  CONCEPT OF OPERATIONS

EXHIBIT L:  NONDISCLOSURE AGREEMENT

EXHIBIT M:  INFORMATION SECURITY REQUIREMENTS

EXHIBIT N:  WIND DOWN OUTLINE: TO BE REPLACED

EXHIBIT O:  SUCCESS RIGHTS AGREEMENT: TO BE ATTACHED

EXHIBIT P:  RETURN OF CUSTOMER FUNDS: TO BE ATTACHED

EXHIBIT Q:  SOURCE CODE ESCROW AGREEMENT: TO BE ATTACHED

                                                                   EXHIBIT 10.23





                                    EXHIBIT A

                          SALES AND MARKETING PROPOSAL

                                                                   EXHIBIT 10.23


ARTICLE VI. MARKETING PROPOSITION OUTLINE

    1.   MARKET SITUATION AND COMPETITIVE OVERVIEW

                  Security is the single largest factor inhibiting the growth of electronic commerce and the acceptance of digital transactions and digital documents. The rate of adoption of digital documents is expected to increase exponentially with Congress having recently passed legislation allowing digital signatures to be used in place of physical signatures. Using digital certificates, the AuthentiDate Service provides non-repudiation of content, time, and the identity of the user

         AuthentiDate's products enable customers to verify that an electronic file was created at a particular point in time and, if necessary, ensure that the content can be securely verified with a proper chain of evidence. AuthentiDate believes that all electronic transactions, information and data require security, trust, and proof. Even an unsophisticated user can alter any electronic file at any time. The AuthentiDate service eliminates the possibility of alteration of any electronic file without detection, enabling users to authenticate a file's originality with true evidentiary status, insured to protect all parties. As businesses move toward a rapidly increasing number of paperless transactions, AuthentiDate is positioning itself as the Trusted Content Authority for verifying the authenticity of electronic files.

         AuthentiDate's patent-pending technology addresses the need for the verification of digital information in all business processes. "AuthentiDating" electronic files provide customers with a time and date stamped signature of a file's content. This provides a trusted, non-repudiated, legally admissible audit trail and file/transactional integrity service for issues such as securing electronic transactions, e-mail intellectual property protection, regulatory compliance, fraud prevention, and litigation support.

         COMPETITION AND AUTHENTIDATE COMPETITIVE ADVANTAGE

         [****] AuthentiDate has five pending patents, which would provide an additional barrier to entry for an organization attempting to duplicate the functionality provided by the AuthentiDate service. [****].

         The competitive matrix below outlines the competitive advantages of AuthentiDate's service over that of our competitors. [****] . We have developed this technology continuously since 1998 and continue to develop it. Any company attempting to compete with AuthentiDate would find that it takes significant time and resources to do so and in fact they probably would not be

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

         able to catch up to AuthentiDate as we will continue to advance our technology. [****]. Of the competitors listed, only AuthentiDate have [****]. These [****], the official source [****].


         The fundamental competitive advantage is both in the technology and the complete business process as a non-repudiation service [****]


         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

AUTHENTIDATE COMPETITIVE MATRIX

         [****]


         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

    2.   TARGET CUSTOMERS

         [****]


    3.   MARKETING OBJECTIVE

         [****]

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

    4.   MARKETING STRATEGY

         4.1  PRODUCT/SERVICE POSITIONING

                  We are establishing AuthentiDate as the leading provider for authentication and time stamping of any type of electronic file that is transmitted over any type of network. In order to help our customers move from a paper world to a "paperless" world, we are positioning AuthentiDate as being "The Trusted Content Authority." We are also positioning the service as "Paperless Proof".

                  Current and planned marketing programs
              [****]

              [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

         4.2  CHANNEL STRATEGY

                  An indirect or partner centric channel strategy [****]. This is because it is [****]. Customer relationships are being established with channel partners in their respective markets while the messaging and branding efforts are being directed towards an end-user vertical market. [****]

              [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

                  Our channel strategy combines the [****]. We believe that we can penetrate the consumer market through our distribution partners. This will happen after the [****] takes hold through our [****].

         4.3  PRICING STRATEGY
      [****]

         4.4  SERVICE AREAS
      [****]

         4.5  ADVERTISING AND PROMOTION

         The AuthentiDate marketing team, as well as, our PR firm will work very closely with the USPS to build a campaign to educate the public as to the benefits of this New service. [****]

         4.6  DIRECT SALES
              [****]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

         4.7  MARKETING SPENDING ASSUMPTIONS

                           To be determined in conjunction with the USPS.

    A.   MARKETING AND SALES BUDGET FORECAST

                           To be determined in conjunction with the USPS.

    B.   PUBLIC RELATIONS

                           AuthentiDate, working with the USPS PR firm(s) and our PR firm, will put together an extensive press and technical analyst tour to get the word out on the key value of EPM. We anticipate numerous speaking opportunities to address the need to include non-repudiation in the business process and feel our solution will encourage more electronic workflow business processes.

         4.10 BUSINESS RELATIONSHIPS

                           See paragraph 4.1 above.

                         [****]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

                                    EXHIBIT B

           PRICING POLICY GUIDELINES AND PROVISIONAL PRICING SCHEDULE

                                                                   EXHIBIT 10.23

Exhibit B

                            PRICING POLICY GUIDELINES
                              Marketing Information

Capitalized terms have the same meaning as defined in Article II of the Agreement.

A Customer for the EPM Service may be an individual, business or governmental entity that acquires EPMs for their own use or for the use of their customers. The EPM Customer is the entity that pays the EPM Alliance for the EPM Service.

                               Pricing Methodology

[****]

PRICES FOR EPM SERVICE UNDER THIS AGREEMENT ARE ESTABLISHED BY THE POSTAL SERVICE, AS SET FORTH IN THIS EXHIBIT. PRICES CHANGES TO THIS EXHIBIT MAY BE PROPOSED BY EITHER THE POSTAL SERVICE OR AUTHENTIDATE. PRICE CHANGE REQUESTS WILL CONTAIN EXPECTED FINANCIAL IMPACT FOR THE ALLIANCE, REASONS FOR THE CHANGE AND THE NATURE OF THE CHANGE. THE [****], UPON RECEIVING AN ADEQUATELY DOCUMENTED PRICE CHANGE REQUEST, WILL WITHIN [****] WORKING DAYS MAKE A RECOMMENDATION TO THE POSTAL SERVICE. IF THE [****] CANNOT REACH A RECOMMENDATION, OR FAILS TO TAKE ANY ACTION, THEN [****]MAY ACT ON THE SUGGESTED PRICE CHANGE WITHOUT A [****]. THE [****] WILL ATTEMPT TO EITHER ACCEPT OR REJECT THE RECOMMENDATION OF THE [****]DAYS, BUT MUST DO SO [****]. FAILURE OF THE [****] TO ACT [****]WILL START AN [****] WITH AN EXECUTIVE OF THE [****]ONE LEVEL ABOVE THE MOST SENIOR MEMBER OF THE [****] REPRESENTED BY THE [****]. THERE ARE SEVERAL COURSES OF ACTION THAT MAY BE PURSUED FOLLOWING [****] REVIEW:

   (a) IF [****]ACCEPTS THE [****] RECOMMENDATION, THEN ALLIANCE WILL IMPLEMENT PRICE CHANGE AS PROPOSED,

   (b) IF [****]ACCEPTS THE [****] RECOMMENDATION WITH MODIFICATIONS, THEN THE ALLIANCE MUST EITHER:

            a.    IMPLEMENT THE REVISED RECOMMENDATION,

            b.    NEGOTIATE A COMPROMISE SOLUTION WITH THE POSTAL SERVICE, OR

            c. REVISE AND RESUBMIT RECOMMENDED PRICING OR WITHDRAWAL RECOMMENDATION.

            d. REJECT THE [****]MODIFICATIONS IF THEY FALL OUTSIDE THE ESTABLISHED MINIMUM REVENUE LEVELS PREVIOUSLY ESTABLISHED BY THE ALLIANCE FOR THE PER EPM PRICE [****]OR WILL CAUSE
                  THE TOTAL AVERAGE PRICE PER EPM TO FALL BELOW THE MINIMUM AVERAGE PRICE [****]

   (c)   IF [****]REJECTS THE [****] RECOMMENDATION, THEN THE [****] MAY EITHER:

            a.    REVISE AND RESUBMIT FOR CONSIDERATION, OR

ACCEPT [****]DECISION

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

General Pricing Policies

Customer Pricing Privacy  -  [****].

No Pricing Discrimination - Similarly situated Customers will be treated in a like manner. Customer pricing for similar volume(s) and terms will be the same.

Provision for Future Price Changes and Service Changes - sales contracts with Customers may be written for a maximum period of time [****] but may include additional [****] beyond that [****] subject to the [****]. Prices for the [****] will be subject to [****] by [****].

In the event the Postal Rate Commission (PRC) directs changes in the Pricing Policy and Price Schedule, AD and USPS will implement modifications as necessary to comply with the PRC directives.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

Pricing Plans

A LIMITED NUMBER OF PRICING PLANS WILL BE OFFERED BY THE POSTAL SERVICE TO ADDRESS THE PARTICULAR REQUIREMENTS AND VALUE PROPOSITION FOR IDENTIFIED MARKET SEGMENTS. THE DIFFERENCES FROM PLAN TO PLAN WILL BE BASED UPON THE DIFFERENT COST AND REVENUE SITUATIONS FACED BY THE EPM ALLIANCE.

A. Channel Partner Pricing Plans:   [****].

A.1.  MONTHLY VOLUME-BASED "PAY AS YOU GO" TRANSACTION VOLUMES:

The Transaction Pricing model has been designed to provide pricing to Channel Partners that can be easily applied to the way they market, sell, and price their solutions to their target customers. [****].

[****].

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

A.2  ANNUAL SINGLE APPLICATION PRE-PAID SUBSCRIPTION LICENSE:

The subscription model is used when the Customer requires the ability to more accurately budget the cost of the service. The "blocks of transactions" approach allows this capability.

                                                                   EXHIBIT 10.23

Customer agrees to purchase "blocks of transactions" in [****], to be used within [****] of purchase. These "blocks of transactions" are limited [****] as defined in the sales contract. Customers could then buy additional blocks of transactions at a reduced rate within that year of use.

Early Adopters will be granted a [****] for the duration of any multi-year contract term, with a minimum price possible [****]. An Early Adopter is a customer that signs a multi-year contract within the first 12 months following the Service Launch Date. This [****] based upon the Alliance receiving the following benefits:

      -  More rapid creation of the EPM market

      -  Reduced time to build the EPM revenue

      -  Agree to use of [****]

      -  Cooperation in [****] to the EPM

      -  Reduced sales and marketing expenses

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

A.3  ANNUAL MULTI APPLICATION PRE-PAID SUBSCRIPTION LICENSE:

The multi-application license model gives our partners the ability to better budget in a large volume multiple application environment. Customer agrees to purchase "blocks of transactions" in [****] to be used within [****] of purchase. These "blocks of transactions" may be used [****] within the vendor's application profile.

Early Adopters will be granted [****] rate for the duration of any multi-year contract term, with a minimum price [****]. An Early Adopter is a customer that signs a multi-year contract within the first 12 months following the Service Launch Date. This [* * * *] based upon the Alliance receiving the following benefits:

      -  More rapid creation of the EPM market

      -  Reduced time to build the EPM revenue

      -  Agree to use of [****]

      -  Cooperation in [****] to the EPM

      -  Reduced sales and marketing expenses

B.  PASS THROUGH PRICING PLAN

END USER SELLING WILL BE DONE THROUGH A THIRD PARTY, SUCH AS A CHANNEL PARTNER, WITH THE [****] RESPONSIBLE FOR BILLING AND REVENUE COLLECTION FOR
PREPAYMENT OF BLOCKS OF TRANSACTIONS TO BE USED DURING THE CONTRACT TERM.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

C. TECHNOLOGY TRANSFER INTRANET SERVER LICENSE PRICING PLAN

The Technology Transfer License pricing model is used when [****], for a number of reasons, must [****]. Typically, this will be for [****].
An example would be for use by [****]. Pricing is to be [****].

     [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                           Provisional Price Schedule

Price Schedule is provisional as it may change from time to time based on market conditions and demand once the EPM Service is publicly discussed with actual customers and a better understanding is realized of the economic value of the service.

A. CHANNEL PARTNER PRICING

A.1.  MONTHLY VOLUME-BASED "PAY AS YOU GO" TRANSACTION PRICING

Customer is invoiced monthly for the actual number of transactions during that month based upon the transaction volume price schedule in force for that month.

[****]

A.2.  ANNUAL SINGLE APPLICATION PRE-PAID SUBSCRIPTION LICENSE

Customer agrees to purchase "blocks of transactions" in blocks [****] to be used within [*****] of purchase. These "blocks of transactions" are limited [****]. Customer may buy additional blocks of transactions at a reduced rate within [****] use.

Initial purchase:

[****]

Subsequent purchases:

[****]


Early Adopters will be granted [****] for the duration of whatever term contract (i.e., [****]) that they are willing to commit to, with a minimum [****]. An Early Adopter is a non-retail customer that signs a multi-year contract within the first 12 months following the public launch date.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

A.3.  ANNUAL MULTI APPLICATION PRE-PAID SUBSCRIPTION LICENSE

Customer agrees to purchase "blocks of transactions" in blocks [****] to be used within [****] of purchase. These "blocks of transactions" may be used [****] within the vendor's application profile.

Initial purchase:

[****]

Subsequent purchases:

[****]

Early Adopters will be granted a [****] for the duration of whatever term contract (i.e., [****]) that they are willing to commit to, with a minimum price [****]. An Early Adopter is a non-retail customer that signs a multi-year contract within the first 12 months following the public launch date.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

B.  PASS THROUGH:

END USER SELLING WILL BE DONE THROUGH THE PARTNER AS PART OF THE PARTNER'S APPLICATION(S). THE [****] WOULD INVOICE THE END USER. PARTNER SELLS BLOCKS
OF TRANSACTIONS TO END-USER. END-USER IS INVOICED DIRECTLY FOR PREPAY OF BLOCKS OF TRANSACTIONS TO BE USED OVER AN UNLIMITED TIME FRAME.

[****]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

C.  TECHNOLOGY TRANSFER  INTRANET SERVER LICENSE: Case by case TBD

                                                                   EXHIBIT 10.23

                                    EXHIBIT C

                          DRAFT EPM PRACTICE STATEMENT

                                                                   EXHIBIT 10.23

                        USPS ELECTRONIC POSTMARK(R)

                                     (EPM)

                               PRACTICE STATEMENT

                               Draft Version 0.5.4







                           USPS EPM PRACTICE STATEMENT

                                                                   EXHIBIT 10.23

                                    CONTENTS

1.    INTRODUCTION....................................................................     73
   1.1      OVERVIEW..................................................................     73
   1.2      POLICY AND OBJECTIVE......................................................     73
   1.3      COMMUNITY AND APPLICABILITY...............................................     73
   1.4      AUTHORIZED BUSINESS VENDOR................................................     73
   1.5      EPM SERVICE REQUESTOR.....................................................     73
   1.6      APPLICABILITY.............................................................     74
   1.7      CONTACT DETAILS...........................................................     74
2.    GENERAL PROVISIONS..............................................................     75
   2.1      RESPONSIBILITIES..........................................................     75
      2.1.1    USPS Responsibilities..................................................     75
      2.1.2    User Responsibilities..................................................     75
   2.2      LIABILITY.................................................................     76
      2.2.1    Disclaimer.............................................................     76
      2.2.2    Limitations on Reverse Engineering, Decompilation  and Disassembly.....     76
      2.2.3    Loss Limitations.......................................................     76
   2.3      FINANCIAL RESPONSIBILITY..................................................     76
      2.3.1    Indemnification By EPM service requesters..............................     76
      2.3.2    Governing Law..........................................................     77
   2.4      FEES......................................................................     77
   2.5      SECURITY AUDIT AND CUSTOMER ACCEPTANCE TESTING (CAT)......................     77
      2.5.1    Frequency of Security Review...........................................     77
      2.5.2    Identity/Qualifications of Auditor.....................................     77
      2.5.3    Auditor's Relationship to Audited Party................................     77
      2.5.4    Scope of the Review....................................................     77
      2.5.5    Actions Taken as a Result of Deficiency................................     77
      2.5.6    Communication of Results...............................................     77
   2.6      SECURITY PROVISIONS.......................................................     77
      2.6.1    Policy.................................................................     78
      2.6.2    Interception, Searching or Reading Messages............................     78
3.    OPERATIONAL REQUIREMENTS........................................................     78
   3.1      ELECTRONIC POSTMARK(R) SERVICE............................................     78
   3.2      ELECTRONIC POSTMARK(R) VERIFICATION.......................................     78
   3.3      TRANSACTION LOGGING.......................................................     78
   3.4      DATA CENTER SECURITY MEASURES.............................................     78
   3.5      COMPUTER SECURITY AUDIT PROCEDURES........................................     78
   3.6      TYPES OF EVENTS RECORDED..................................................     79
   3.7      FREQUENCY OF PROCESSING TRANSACTION TABLES................................
   3.8      RETENTION PERIOD FOR LOGS AND TRANSACTION TABLES..........................     79
      3.8.1    Protection of Logs and Transaction Tables..............................     79
      3.8.2    Audit Log Backup Procedures............................................     79
      3.8.3    Vulnerability Assessments..............................................     79
   3.9      DATABASE..................................................................     79
      3.9.1    Types of Records Archived..............................................     79
      3.9.2    Retention Period For Archives..........................................     79
      3.9.3    Archival Backup........................................................     79
   3.10     COMPROMISE AND DISASTER RECOVERY..........................................     79
   3.11     SUPPORT AND MAINTENANCE...................................................     79
4.    TECHNICAL OVERVIEW..............................................................     80
   4.1      EPM SERVER-SIDE TECHNOLOGY................................................     80
   4.2      EPM CLIENT-SIDE TECHNOLOGY................................................     80

                                                                   EXHIBIT 10.23

   4.3      EPM CRYPTOGRAPHIC STANDARDS...............................................     80
5.    INDUSTRY STANDARDS..............................................................     80
6.    SECURITY CONTROLS...............................................................     80
   6.1      PHYSICAL CONTROLS.........................................................     80
   6.2      PROCEDURAL CONTROLS.......................................................     80
      6.2.1    Trusted Roles..........................................................     80
      6.2.2    Background and Qualifications/Background Investigation.................     80
      6.2.3    Sanctions For Unauthorized Actions.....................................     80
      6.2.4    Contractor Personnel Requirements......................................     81
   6.3      COMPUTER SECURITY CONTROLS................................................
   6.4      LIFE CYCLE TECHNICAL CONTROLS.............................................     81
      6.4.1    System Development Controls............................................     81
   6.5      NETWORK SECURITY CONTROLS.................................................     81
7.    DEFINITIONS.....................................................................     81

                                                                   EXHIBIT 10.23

                                     PREFACE

The Electronic Postmark(R) (EPM) Practice Statement (PS) is being developed to detail the practices of the Electronic Postmark(R) service and the integration of the EPM within multiple product offerings. This current version of the PS focuses primarily on the practices surrounding the basic operation of the EPM integrated with specific applications or products.

This version of the PS may be [****] for integration with the EPM service.
In addition, this version of this PS may also be [****] at the discretion of USPS management, but is not intended for publication to the general public or use in actual operations without prior approval and consensus of the USPS EPM Policy review team. The EPM PS identifies the technical, business, and legal processes followed in operating the EPM service. The USPS EPM Policy review team includes the following entities: USPS Legal, IS Security, Business Development and USPS Inspection Service.

BUSINESS-SPECIFIC AND APPLICATION-SPECIFIC PRACTICES ARE NOT INCLUDED IN THIS VERSION. THE SECTIONS AND DETAILS THAT ARE APPLICABLE TO SYSTEM AND/OR PRODUCT-SPECIFIC ACTIVITIES WILL BE PERIODICALLY UPDATED ACCORDINGLY.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

                           USPS EPM PRACTICE STATEMENT

         1.       INTRODUCTION

         1.1      OVERVIEW

This Electronic Postmark(R) Practice Statement describes the practices the United States Postal Service (USPS) employs in issuing and managing Electronic Postmarks(TM) (EPM). These policies and procedures provide management with enforceable mechanisms to safely operate the EPM components in such a way to assure due diligence and prudent business practices.

         1.2      POLICY AND OBJECTIVE

The Postal Service seeks to offer Electronic Postmark(R) Services that will offer customers a trusted third-party validation of the time and date that an electronic hash was received by the Postal Service, and that will validate the existence of the electronic hash by enabling recipients to determine whether it was changed after its' processing by the Postal Service.

         1.3      COMMUNITY AND APPLICABILITY

The United States Postal Service is developing services to further its mission of "binding the Nation together through the correspondence of the people". These new services will enable and enhance the development of commerce by electronic means, by extending the USPS traditional paper mail services. These Postal services will provide tamper detection and timestamp security and proof of originality to electronic correspondence and transactions, giving some of the attributes usually associated with first-class Mail.

         1.4      AUTHORIZED BUSINESS VENDOR

The authorized business vendors are designated to accept and process electronic files to be electronically postmarked via integration of the Electronic Postmark(R) application with their new or existing systems or product offerings.

         1.5      EPM SERVICE REQUESTOR

An EPM service requester is any individual or entity that submits an electronic hash to the EPM server via a public or private network for Electronic Postmarking.

                                                                   EXHIBIT 10.23

         1.6      APPLICABILITY

         This practice statement is applicable to all Electronic Postmark services offered by the Postal Service.

         1.7      CONTACT DETAILS

This Practice statement was developed by the United States Postal Service. Questions should be directed to:

         The United States Postal Service
         Attn:  Manager, Business Development
         475 L'Enfant Plaza SW
         Washington DC 20260
         (202) 268-5262

         1.8      USPS PRIVACY ONLINE

For over two centuries the Postal Service has served the American public as a trusted third party in delivering private, secure communications. Today, the Information Age presents new challenges to protecting the privacy of personal information. The Postal Service appointed a Chief Privacy Officer who developed a comprehensive privacy framework that combines Federal laws, public and private sector best practices, leading technologies and strong security to protect your privacy.

      -  Federal Laws
      -  USPS Privacy Policies
      -  Leading Technologies
      -  Strong Security and Oversight

                  1.8.1 Federal Laws

The Postal Service adheres to the Privacy Act and the Freedom of Information Act
(FOIA). These laws apply specifically to Federal government institutions and provide unique privacy protections that commercial institutions are not required to follow. The Postal Service also voluntarily complies with several additional privacy laws including the Gramm-Leach-Bliley Act (GLB), the Children's Online Privacy Policy Act (COPPA), and certain Office of Management and Budget (OMB) guidelines to ensure that it is at the forefront of protecting the privacy of its customers. (link to Parents' Resources Landing page)

                  1.8.2 USPS Privacy Policies

                                                                   EXHIBIT 10.23

Our online privacy policy is based on best practices in both the public and private sector to provide users with privacy protections while using usps.com.

      - Personal information will be collected only if specifically and knowingly provided by the user;
      - The USPS will not sell or otherwise provide your personal information to outside parties;
      - Users will have access to usps.com without personally identifying themselves;
      - Users will receive additional features and conveniences if they provide some personally identifiable information;
      - Personal information will be protected in a secure manner if users choose to provide it; and,
      - Users will have the ability to review data collected about them and to modify it if necessary.

                  1.8.3 Strong Security

To protect your data, the Postal Service has implemented industry standard data security measures as well as software programs to monitor network traffic that identifies unauthorized attempts to upload or change information, or otherwise cause damage. To secure your information in transit to usps.com, the Postal Service uses industry standard encryption software, Secured Socket Layer (SSL).

2        GENERAL PROVISIONS

         2.1      RESPONSIBILITIES

                  2.1.1 USPS Responsibilities

The Postal Service provides the following services for an electronic hash sent to an EPM server for Electronic Postmarking:
     [****]



The Postal Service provides the following services for the implementation of the Electronic Postmarking application.
[****]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                  2.1.2 User Responsibilities

                                                                   EXHIBIT 10.23

The User must follow the processes and procedures for the purpose of obtaining Electronic Postmarks and must pay the appropriate fee. A User shall not submit electronic files or otherwise use Electronic Postmark Services in any manner that violates any federal or state law or regulations.

[****]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

         2.2 LIABILITY

[****]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                  2.2.1 Disclaimer

[****]

                  2.2.2 Limitations on Reverse Engineering, Decompilation and
                        Disassembly

      [****]

                  2.2.3 Loss Limitations

         [****]



         2.3 FINANCIAL RESPONSIBILITY

                  2.3.1 Indemnification By EPM service requesters

[****]


                  [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

                  2.3.2 Governing Law

[****]

         2.4 FEES [****]

         2.5 SECURITY AUDIT AND CUSTOMER ACCEPTANCE TESTING (CAT)

                  2.5.1 Frequency of Security Review

[****]

                  2.5.2 Identity/Qualifications of Auditor

[****]

                  2.5.3 Auditor's Relationship to Audited Party

[****]

                  2.5.4 Scope of the Review

[****]

                  2.5.5 Actions Taken as a Result of Deficiency

                           [****]

                  2.5.6 Communication of Results

[****]

         2.6 SECURITY PROVISIONS

[****].

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

                  2.6.1 Policy

[****]

                  2.6.2 Interception, Searching or Reading Messages

[****]

3        OPERATIONAL REQUIREMENTS

The Electronic Postmarking Service will be available [****].

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

         3.1 ELECTRONIC POSTMARK(R) SERVICE

[****]

         3.2 ELECTRONIC POSTMARK(R) VERIFICATION

[****]

         3.3 TRANSACTION LOGGING

[****]

         3.4 DATA CENTER SECURITY MEASURES

     [****]


         3.5 COMPUTER SECURITY AUDIT PROCEDURES

[****]


[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

         3.6  TYPES OF EVENTS RECORDED

[****]

         3.7  RETENTION PERIOD FOR LOGS AND TRANSACTION TABLES

[****]

                  3.7.1 Protection of Logs and Transaction Tables

[****]

                  3.7.2 Audit Log Backup Procedures

[****]

                  3.7.3 Vulnerability Assessments

[  * * * * ]

         3.8  DATABASE

                  3.8.1 Types of Records Archived

         [****]

                  3.8.2 Retention Period For Archives

 [****]

                  3.8.3 Archival Backup

[****]

         3.9  COMPROMISE AND DISASTER RECOVERY

[****]

         3.10 SUPPORT AND MAINTENANCE

                  [****]



                  [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

4        TECHNICAL OVERVIEW

         4.1 EPM SERVER-SIDE TECHNOLOGY

[****]

         4.2 EPM CLIENT-SIDE TECHNOLOGY

         [****]

         4.3 EPM CRYPTOGRAPHIC STANDARDS

                  [****]

5        INDUSTRY STANDARDS

                  [****]
6         SECURITY CONTROLS

[****]

         6.1 PHYSICAL CONTROLS

[****]

         6.2 PROCEDURAL CONTROLS

                  6.2.1 Trusted Roles

[****]

                  6.2.2 Background and Qualifications/Background Investigation

[****]

                  6.2.3 Sanctions For Unauthorized Actions

[****]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

                  6.2.4 Contractor Personnel Requirements

[****]

         6.3 LIFE CYCLE TECHNICAL CONTROLS

                  6.3.1 System Development Controls

[****]

         6.4 NETWORK SECURITY CONTROLS

[****]

7        DEFINITIONS

         AGENT  [****]

         ALGORITHM [****]

         AUDIT LOG [****].

         AUDIT TRAIL same as audit log.

         AUTHORIZED BUSINESS VENDOR [****]

         BRANDING FILE [****].

         CERTIFICATE [****]

         CLEARTEXT [****].

         CONTINGENCY PLAN [****].

         CRYPTOGRAPHY [****]

         CRYPTOGRAPHICALLY-SEALED [****].

         DIGITAL DOCUMENT [****]

         DIGITAL SIGNATURE [****]

         DIGITALLY SIGN [****].

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

         DIGITAL SIGNATURE STANDARD (DSS) [****]

         ELECTRONIC ADDRESS [****]

         ELECTRONIC MAIL SOFTWARE [****].

         ELECTRONIC POSTMARK(R)  [****]

         EPM PRACTICE STATEMENT (PS) [****]

         EPM SERVICE REQUESTER [****].

         EVENT [****]

         GLOBAL POSITIONING SYSTEM [****].

         HASH [****]

         IETF (INTERNET ENGINEERING TASK FORCE) [****]

         KB  (Kilobit) [****].

         KEY PAIR A [****]

         MAIL PROCESSOR [****].

         MESSAGE [****]

         MONITORING [****]

         MONOTONICALLY INCREASING [****]

         POSTMARKED MESSAGE [****]

         PUBLIC KEY CRYPTOGRAPHY [****]

         RECIPIENT(S) [****]

         SECURITY POLICY [****]

         SPOOFING [****]

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

         TRUSTED TIME [****]

         TSA [****]

         VALIDATION TOOL [****]

X.509 VERSION 3 CERTIFICATES [****]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

EXHIBIT D

              SERVICE LEVEL AGREEMENT BETWEEN USPS AND AUTHENTIDATE

                                                                   EXHIBIT 10.23

                      [UNITED STATES POSTAL SERVICE LOGO]



                            SERVICE LEVEL AGREEMENT

                           USPS ELECTRONIC POSTMARK(R)

                                      (EPM)

                                   VERSION 0.8

                                  JUNE 21, 2002


                           United State Postal Service

                         Office of Business Development

                              475 L'Enfant Plaza SW

                               Washington DC 20260

                                                                   EXHIBIT 10.23

                         SERVICE LEVEL AGREEMENT SUMMARY

SLA: EPM (USPS ELECTRONIC POSTMARK(R))

PLATFORM: WEB Client/Server
PROGRAM MANAGER: [ * * * * ]
STATUS: Draft
HOURS OF OPERATION: 24X7
RTO (RECOVERY TIME OBJECTIVE) FROM THE BIA (BUSINESS IMPACT ASSESSMENT):
      -  LOSS OF FACILITY: [ * * * * ]
      -  SERVICE OR CONNECTIVITY OUTAGE: [ * * * * ]
AVAILABILITY OBJECTIVE: [ * * * * ]


SECTION 508 COMPLIANCE STATUS:

Authentidate agrees that all systems/applications submitted, as well as changes to existing systems/applications, covered under this SLA must be in compliance with Section 508 of the Rehabilitation Act. Section 508 requires that federal agencies make EIT (Electronic and Information Technology) accessible to persons with disabilities.

SUMMARY:

This SLA documents the roles and responsibilities of Authentidate, Inc. as the Postal EPM Service Provider. [****]

SERVICE LEVELS METRICS:

AuthentiDate will display static web pages outlining the agreed-upon service levels at http://www.authentidate.com/usps/sla.html. This page or pages will describe support times, availability, responsibilities, contact information and other metrics, and where available will include links to support partner sites showing their service offerings. [****]

SPECIAL TERMS & CONDITIONS:

The USPS NISS (National Information Security Systems) BIA is a process to determine the criticality, sensitivity, and RTO for all information resources. The criticality rating and RTO from the BIA process has been determined to be "Business Sensitive" with a [****]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

SLA ACKNOWLEDGMENT


USPS:



--------------------------------                             -----------------
Nicholas F. Barranca                                         Date
Vice President
Product Development



AUTHENTIDATE:

--------------------------------                             -----------------
Rob Van Naarden                                              Date
President



AUTHENTIDATE HOLDING CORP.:



--------------------------------                             -----------------
Name                                                         Date
Title, AuthentiDate Holding Corp.

                                                                   EXHIBIT 10.23

CUSTOMER DOCUMENT HISTORY

         [****]

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

PLANNED FUTURE REVISIONS

1. Revise the SLA to incorporate additional applications that may use EPM.

2. Revise the SLA to include additional support groups as needed.

3. Review and revise the SLA for each major application release to ensure the application's support needs are properly addressed.

                                                                   EXHIBIT 10.23

                                TABLE OF CONTENTS

SLA Acknowledgment
Customer Document History
   Planned Future Revisions                                                  89
1.0      System Overview                                                     91
   1.1   Purpose                                                             91
   1.2   System Availability                                                 91
   1.3   Locations Serviced                                                  91
   1.4   Technical Architecture Overview                                     91
   1.5   Software Description                                                92
   1.6   Hardware Description                                                92
   1.7   Service Providers/Hours of Service                                  92
   1.8   SystemBackup                                                        93
   1.9   Archival of Data                                                    93
2.0      Introduction                                                        93
   2.1   Duration of Agreement                                               93
   2.2   Cancellation Clause                                                 93
   2.3   Change Management                                                   94
   2.4   Problem Management                                                  94
      2.4.1    TIER 1 support - Partner                                      94
      2.4.2    TIER 2 support - AuthentiDate                                 95
      2.4.3    Severity Level Definitions                                    95
      2.4.4    Problem Resolution Requirements                               96
3.0      Scope of Work                                                       97
   3.1   Authorized EPM Provider - TIER 1                                    97
   3.2   AuthentiDate - TIER 2                                               97
4.0      Business Operations                                                 98
   4.1   4.1 Customer Profile Management                                     98
   4.2   Billing                                                             98
   4.3   Revenue Collection                                                  99
   4.4   Revenue Distribution                                                99
5.0      Reporting                                                           99
6.0      Service Level Metrics                                              100
7.0      Conflict                                                           100
Appendix A:    EPM Call Flow                                                101
Appendix B:    Management Notification                                      102
   USPS Management Notification                                             102
   Authentidate Management Notification                                     102
Appendix C:    Acronyms                                                     103

                                 LIST OF FIGURES

Figure 3-1. Definitions..............................................        94
Figure 3-2. Severity Levels..........................................        95
Figure 3-3. Problem Resolution Goals.................................        96

                                                                   EXHIBIT 10.23


1.0      SYSTEM OVERVIEW

The USPS Electronic Postmark (EPM) will be provided through an environment developed and maintained by AuthentiDate, Inc. and hosted [ * * * * ]. This web-based service accepts and stores information describing electronic files for later non-repudiation. The electronic file, [ * * * * ], and then transmitted to the central server, where it is time stamped using a secure auditable time stamping master clock provided by a third-party vendor, [ * * * * ]. The [ * * *
* ], and a receipt is then returned to the client. The receipt consists of: an electronic object returned to the User after postmarking that incorporates the EPM time stamp and the hash code of the postmarked file. Later, [ * * * * ].

      1.1 PURPOSE

This SLA documents the roles and responsibilities of Authentidate, Inc., as the Service Provider, defines the level at which Authentidate must provide these services, and defines the interactions between Authentidate, Inc., and the Postal Service. Unless specifically noted, resolution of service level shortcomings defined in this Agreement are to be resolved in no more than [ * *
* * ].

      1.2 SYSTEM AVAILABILITY

24 X 7 (24 hours a day, 7 days a week)

      1.3 LOCATIONS SERVICED

Nationwide

      1.4 TECHNICAL ARCHITECTURE OVERVIEW

The AuthentiDate non-repudiation service is implemented as a [ * * * * ] service running in a secure hosted facility [ * * * * ] The [ * * * * ].

At the client side [ * * * * ] are supported, based [ * * * * ], and implemented in two libraries. The [ * * * * ] communicates with the [ * * * * ] while the [
* * * * ] communicates using [ * * * * ], a relatively new [ * * * * ] protocol supported by companies such [ * * * * ].

These [ * * * * ]are designed to simplify partner integration by allowing partners and customers [ * * * * ] in their own applications.

On the following page is a diagram showing the AuthentiDate data center environment.

[ * * * * ]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

      1.5 SOFTWARE DESCRIPTION

The AuthentiDate service is [ * * * * ] as its current application server environment. AuthentiDate makes full use [ * * * * ]. Static web pages and the corporate web site [ * * * * ], while some dynamic pages come from [ * * * * ]. Persistence is maintained in [ * * * * ].

At the client side, AuthentiDate provides to customers and partners [ * * * * ]. Using the [ * * * * ], the EPM can be embedded in [ * * * * ] directly. These client libraries perform such functions as [ * * * * ]. The [ * * * * ] communicates directly with the [ * * * * ] via [ * * * * ], while the [ * * * * ] communicates via [ * * * * ], an industry standard which is supported by many companies [ * * * * ]. [ * * * * ] is currently implemented at the server using [ * * * * ] library.

Time stamping functions are implemented [ * * * * ] using dedicated hardware with embedded software interfaces that conform to [ * * * * ].

Baseline software lists have been provided in the technical due diligence documentation provided to USPS previously. Authentidate will provide updated software configuration documentation to USPS within 30 days of change.

      1.6 HARDWARE DESCRIPTION

The AuthentiDate central server runs behind [ * * * * ]. [ * * * * ] do load balancing. Three of the four [ * * * * ] ([ * * * * ] database) run on redundant [ * * * * ] equipment, while the [ * * * * ] runs on dedicated [ * * * * ] devices provided by the vendor.

Storage is provided via [ * * * * ]array and a [ * * * * ] backup device implements tape backup. There are also several utility servers running [ * * * * ] for monitoring, messaging and remote management.

The baseline hardware configuration has been provided in the technical due diligence documentation provided to USPS previously. Authentidate will provide updated hardware configuration documentation to USPS within 30 days of change.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

      1.7 SERVICE PROVIDERS/HOURS OF SERVICE

      AuthentiDate 212-329-1100,or other number to be supplied prior to launch date

      - Service Description: Provides support for all questions/problems regarding EPM.

      -  Hours of Support: 8:30 a.m. to 6:00 p.m. ET, Monday through Friday.

                                                                   EXHIBIT 10.23

      1.8 SYSTEMBACKUP

Backups will be performed by Authentidate, Inc.on a daily basis at [ * * * * ] in a manner sufficient to satisfy the Service Metrics defined in Section 6.0.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

      1.9 ARCHIVAL OF DATA

The Electronic Postmarking Services do not include any undertaking by the either AuthentiDate or the Postal Service to store the original electronic file as part of the USPS EPM service. AuthentiDate's obligation is limited to communicating the Electronic Postmarked Receipt back to the sender and maintaining an online archive of each receipt for a period of seven (7) years from the date of issuance as defined in the USPS EPM Practice Statement document.

2.0      INTRODUCTION

The United States Postal Service is developing services to further its mission of "binding the Nation together through the correspondence of the people". These new services enable and enhance the development of commerce by electronic means, by extending the trust of USPS traditional paper mail services. These Postal services will provide tamper detection, timestamp security and proof of originality to electronic correspondence and transactions, providing many of the attributes usually associated with first-class Mail. This is a service level agreement for the production environment of the USPS EPM service.

      2.1 DURATION OF AGREEMENT

Postal Service may schedule and conduct a review of this agreement one year from the acceptance date (the date the last signature is received and the SLA status is changed from "Final" to "Accepted"). Renewal/cancellations will be based upon information received from the USPS Program Manager.

Additionally, this agreement may also be altered when a scope adjustment (i.e., funding, support services, etc.) is required.

      2.2 CANCELLATION CLAUSE

This SLA may be canceled by mutual agreement of all signatories with 90 days notice, but in no event may this SLA be cancelled unless it is superseded by another SLA prior to the expiration or termination of the Alliance Agreement between the Parties

                                                                   EXHIBIT 10.23

Inherent Processes

                            Figure 2-1. Definitions.

           The following definitions apply throughout this document:

TICKET: A ticket is an electronic or paper representation of a request for support.

HOT TRANSFER: A hot transfer is a transfer of a trouble ticket from one tier analyst to an analyst in another tier while the customer is still on the telephone line.

WARM TRANSFER: A warm transfer is a transfer of a trouble ticket from one tier to another in which the customer has disconnected or is not on the telephone line.

COLD TRANSFER: A cold transfer is a transfer of a trouble ticket handled electronically (through FTP (File Transfer Protocol), fax, or direct connection) where there is no involvement from the analyst or caller.

OUTAGE: The system is not available during negotiated hours of availability due to problems with the application, hardware, or software. Maintenance extends beyond the negotiated maintenance window.

         2.3 CHANGE MANAGEMENT

Normal operational changes will be managed through AuthentiDate's Change Management process, as described in the AuthentiDate Change Management document provided to the Postal Service. This will include maintenance and upgrades of hardware, operating systems, third-party application software, degradations, and normal feature upgrades and service releases of the AuthentiDate implementation of the USPS Electronic Postmark. AuthentiDate will provide USPS with reports showing the status of any of the foregoing changes.

         2.4 PROBLEM MANAGEMENT

Service Description: The USPS EPM service is [ * * * * ] of customers and partners. Accordingly, license terms will require that customers and technology partners who integrate the Postal EPM service provide TIER 1 support to ensure compliance with this SLA. Service levels for TIER 1 support will be defined to ensure compliance with this SLA, including Section 3.1, below.

AuthentiDate will provide TIER 2 support and problem resolution for users of the Postal EPM service. Problems are tracked at different tiers using COTS (commercial off the shelf) or specially developed problem management tools. Problem resolution is prioritized based on severity. The Customer Support Manager reviews all open problem tickets daily. The problem ticket is closed once the problem has been resolved to the satisfaction of the customer.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                  2.4.1 TIER 1 support - Partner

Authentidate will require that partner operations follow established escalation procedures in the event tickets are not meeting agreed upon service levels. The problem ticket is closed once the caller has verified the problem has been resolved.

                                                                   EXHIBIT 10.23

EPM calls to Partner Operations will be initiated by receiving calls from customers who may be conferenced with AuthentiDate TIER 2 and via email from the customer. Tickets can also be initiated through the proactive monitoring of alerts. Resolution will be completed according to the following guidelines:

1. A call will be considered received once it has been answered and logged into the problem management tool. The technician will troubleshoot the problem or question and attempt to identify and resolve it within 5 minutes. If unable to diagnose the problem, the technician will transfer the ticket to TIER 2 for further troubleshooting, resolution, or escalation.

2. Tickets waiting for long-term resolution will be placed in a "Work On Hold" status and the level of service commitments will be suspended. There are two "Work On Hold" categories (Internal and External) and both are used by agreement of the technician and the customer. This status is removed when the problem is resolved or when a determination is made to change the request/problem to a developmental effort.

                  2.4.2 TIER 2 support - AuthentiDate

Tickets will be initiated at AuthentiDate TIER 2 by receiving calls from Partner Operations. Tickets can also be initiated through the proactive monitoring of alerts. Resolution will be completed according to the following guidelines and Problem Resolution Requirements (see Section 2.4.4):

1. TIER 2 will troubleshoot the problem or question and attempt to resolve it. If unable to resolve the problem or no progress is being made, TIER 2 will consult with the the appropriate group for additional troubleshooting.

2.  Tickets will be prioritized according to the assigned severity level.

3.  TIER 2 will assign severity levels for calls that reach TIER 2.

4. The level of service measurements and commitments will be suspended for problems sent back to TIER 2 due to non-cooperation from the caller.

5. Tickets waiting for long-term resolution will be placed in a "Work On Hold" (Internal or External) status and the level of service commitments will be suspended.

6. The site contact (if applicable) is expected to be available for assistance in problem resolution or the problem resolution timer will be suspended until the site contact is available.

7. TIER 2 will maintain ownership of the ticket until its final resolution. Upon resolution, TIER 2 will verify resolution with customer and close ticket.


                  2.4.3 Severity Level Definitions

                          Figure 2-2. Severity Levels.

    Problem severity levels are nationally defined and examples of each are displayed below.

SEVERITY LEVEL 1 - HIGH

         SEVERITY DEFINITION: NATIONAL IMPACT - DISTRIBUTED system sites are down or seriously affected. Host-based national application is down or being seriously affected. No alternative is available.

         EPM EXAMPLES:

                                                                   EXHIBIT 10.23

         -    EPM is inaccessible nationally due to loss of facility

         - EPM is inaccessible nationally due to connectivity or central application failure

         -    EPM Database is down.

         -    [ * * * * ] hardware is down.


         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

SEVERITY LEVEL 2 - MEDIUM

         SEVERITY DEFINITION: CUSTOMER IMPACT - ONE OR MORE customers are impacted, excluding client-side hardware or system failures.

         EPM EXAMPLES:

         -    EPM is inaccessible by a single customer or is seriously affected.

         - EPM service performance or response time is reduced below service level guarantees

         -    Noncritical application or transaction error

         -    Customer reporting or account maintenance failure


SEVERITY LEVEL 3 - LOW

         SEVERITY DEFINITION: MINIMAL IMPACT - CUSTOMER, SYSTEM OR APPLICATION is able to continue to work with bypass or fallback. Also requests for information or upgrade suggestions. Excludes client-side hardware or system failures

         EPM EXAMPLES:

         - An EPM customer is experiencing difficulties, but a workaround is available.

         -    Requests for information or help with application usage

         -    Suggestions for upgrades or improvements to the service.

         - Requests for customer service assistance or direct account maintenance

                  2.4.4 Problem Resolution Requirements

                   Figure 2-3. Problem Resolution Requirements

 Problem Resolution Requirements indicate when escalation begins, the expected resolution time, and when status updates are provided to the caller.

SEVERITY LEVEL 1 - HIGH

         ESCALATION BEGINS: Immediately

         TICKET UPDATES: Hourly

         EXPECTED RESOLUTION TIME: Within 8 hours

         FIRST/SECOND/THIRD LEVEL MANAGEMENT NOTIFICATION:

         1st      Within 1 hour Management and all affected organizations

         2nd      Verbally within 2 hours

         3rd      Verbally within 3 hours

                                                                   EXHIBIT 10.23

SEVERITY LEVEL 2 - MEDIUM

         ESCALATION BEGINS: Immediately

         TICKET UPDATES: 2 to 4 hours

         EXPECTED RESOLUTION TIME: Within 24 hours

         FIRST/SECOND/THIRD LEVEL MANAGEMENT NOTIFICATION:

         1st      Within 4 hours Management and all affected organizations

         2nd      Verbally within 8 hours

         3rd      Verbally within 12 hours

SEVERITY LEVEL 3 - LOW

         ESCALATION BEGINS: Not to exceed 4 hours

         TICKET UPDATES: Daily

         EXPECTED RESOLUTION TIME: Within 3 business days for problems or account assistance, indefinite for service suggestions

         FIRST/SECOND/THIRD LEVEL MANAGEMENT NOTIFICATION:

         1st      Management/Status Report

         2nd      After 3 days, Weekly Status Report

         3rd      Status Report

3.0 SCOPE OF WORK

Service Providers will furnish base services and service levels as described in each subsection. The figures following each subsection define the service levels for all applicable services.

         3.1 AUTHORIZED EPM PROVIDER - TIER 1

Authorized EPM Partner TIER 1 Operations will answer basic questions using FAQs (Frequently Asked Questions) and provide the following services:

1. CUSTOMER SUPPORT. PARTNER OPERATIONS will provide the POC (Point of Contact) for customer problems. Tickets not meeting Strategic Alliance severity level, escalation, or expected resolution timeframe goals will be escalated.

2. TICKET TRANSFERS. Authorized EPM Provider TIER 1 Operations will warm transfer tickets to the AuthentiDate TIER 2 for additional support if they are unable to resolve the caller's problem.

3. SURVEY. Partner Operations will notify callers that they may receive a survey.

-        Email customer satisfaction survey

-        Analysis of customer satisfaction surveys

         3.2 AUTHENTIDATE - TIER 2

AuthentiDate TIER 2 will be responsible for performing the following services:

1. CUSTOMER SUPPORT: AuthentiDate TIER 2 will accept problem tickets escalated from Partner TIER 1 Operations and resolve in accordance with the Service Metrics defined in Section 6.0.

2. CALL BACKS. AuthentiDate TIER 2 will assure that the customer is called back with the trouble ticket status as defined in Figure 2-3 Problem Resolution requirements under Ticket Updates. TIER 2 is also responsible for closing trouble tickets escalated to TIER 2 or higher.


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
                                                                   EXHIBIT 10.23

3. TICKET UPDATES. TIER 2 will update the ticket status as defined in Figure 2-3 Problem Resolution Goals under Ticket Updates and keep the customer informed of the trouble ticket's status.

4. CHANGE MANAGEMENT. AuthentiDate TIER 2 will follow the Change Management processes described in the AuthentiDate Change Management process document provided to USPS as part of the initial Technical Due Diligence.


4.0 BUSINESS OPERATIONS

Authentidate will be responsible for the development, maintenance, and operations of data systems required to meet compliance with the metrics defined in section 6.0 Service Level Metrics.

         4.1 CUSTOMER PROFILE MANAGEMENT

         All Customer Profile Data that will be collected and used by AuthentiDate and will be managed according to the security and privacy methodologies that are defined in this document and the Alliance Agreement between the Parties. The profile data that may be collected will include, but not be limited to:

         -        Name

         -        Address

         -        Customer account number

         -        Contact information

         - Business profile (industry, markets addressed, applications that use EPM, etc.)

         - Other information as necessary to provide the highest level of customer service

         4.2 BILLING

         Billing will be done either directly by AuthentiDate, through certified partners, or through the use of credit cards by selected banking partners

                  -        Direct Billing by AuthentiDate

                           AuthentiDate will invoice the partner/user pursuant to the agreement between USPS and the partner/user

                  -        Credit Card Billing

                           When offered, credit card payments will be settled by the collecting bank in accordance with an agreement with that bank, the terms of which shall be mutually acceptable to AuthentiDate and USPS. . AuthentiDate shall forward reports to USPS pursuant to the Alliance Agreement between the parties.


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                                                                   EXHIBIT 10.23

                  -        Partner Billing

                           Partner billing will conform to the agreement between USPS and the partner.

         4.3 REVENUE COLLECTION

             Revenue collection for the USPS EPM direct invoice customers will be collected according to the terms and conditions as stated in the EPM Sales Contract. Revenue collected for credit card sales will be forwarded to the Alliance according to the terms negotiated with the partner bank. Notwithstanding the foregoing, all revenue collection and distribution shall comply with the Alliance Agreement between the parties.

         4.4 REVENUE DISTRIBUTION

             The revenue collected from users of the USPS EPM will be split and distributed in accordance with the Alliance Agreement between the parties.

5.0 REPORTING

Management reports will be produced by Authentidate and made available to USPS and the EPM Advisory Committee to track SLA TIER 2 service metrics as outlined in section 2.4.4 of this document. The management reports must be available no later than the 5th business day of each month.

Additional reports will be produced by Authentidate and made available to the USPS EPM program manager (or designee) which summarize the following:

         -        Open tickets report by week, month, and year.

         -        Closed tickets report by week, month, and year.

         -        Escalation report

         -        Call wait times report

         -        Service response time

         -        New Customers

         -        Transactions Processed

         -        Alliance Revenue by month, and YTD

         -        Customer Satisfaction Survey Score by month and YTD


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                                                                   EXHIBIT 10.23

6.0 SERVICE LEVEL METRICS

                  1) [ * * * * ]

                  2) [ * * * * * ] closure on customer calls within timeframes based on severity level.

                  3) Degradation of service not to [ * * * * ]averaged over a [
                  * * * *] (turnaround from time hash received to hash transmitted w/in AD facility).

                  4) Registration pages for EPM services and the purchase of additional EPMs - [ * * * * ] starting at service launch date.

                  5) Billing - Invoicing, credit card settlements, and partner billing will occur within 2 days of scheduled date an average of [ * * * * ] over a [ * * * * ] period starting at service launch date. Invoicing error rate no more than [ * * * * ] of total invoices processed over [ * * * * ]starting at service launch date.

                  6) Revenue Distribution - The revenue will be distributed within 2 days of receipt of funds an average of [ * * * * * ] over a [ * * * * ] starting at service launch date.


[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

7.0 CONFLICT

         In the event of a conflict between this SLA and the Alliance Agreement between the parties. The terms of the Alliance Agreement govern and supersede the terms of this SLA.


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                                                                   EXHIBIT 10.23

APPENDIX A: EPM CALL FLOW

[FLOW CHART GRAPHIC]


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                                                                   EXHIBIT 10.23

APPENDIX B: MANAGEMENT NOTIFICATION

                          USPS MANAGEMENT NOTIFICATION

NOTIFICATION LEVEL: Manger, Business Development
         NAME: [ * * * * ]
         PHONE: [ * * * * *]
         PAGER: [ * * * * *]
         RESPONSE TIME: 15 minutes, re-page

NOTIFICATION LEVEL: Project Manager
         NAME: [ * * * * ]
         PHONE: [ * * * * ]
         CELL: [ * * * * ]
         RESPONSE TIME: 15 minutes, re-page; 15 minutes, escalate

                      AUTHENTIDATE MANAGEMENT NOTIFICATION

NOTIFICATION LEVEL: Operations
         NAME: [ * * * * ]
         PHONE: [ * * * * ]
         CELL PHONE: [ * * * * ]
         PAGER: [ * * * * ]
         RESPONSE TIME: 15 minutes, re-page; 15 minutes, escalate

NOTIFICATION LEVEL:  Chief Technology Officer
         NAME: [ * * * * ]
         PHONE: [ * * * * ]
         CELL PHONE: [ * * * * ]
         PAGER: [ * * * * ]
         RESPONSE TIME: 15 minutes, re-page; 15 minutes, escalate

NOTIFICATION LEVEL: AuthentiDate CEO
         NAME: [ * * * * ]
         PHONE: [ * * * * ]
         CELL PHONE: [ * * * * ]
         RESPONSE TIME: 15 minutes, re-page

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]


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                                                                   EXHIBIT 10.23

APPENDIX C: ACRONYMS

24X7          24 hours a day, 7 days a week
BIA           Business Impact Assessment
BPL           Business Project Leader
C/CM          Change/Configuration Management
CAPS          Centralized Account Processing System
CCO           Customer Care Operations
CICS          Customer Information Control System
CMB           Change Management Board
COSC          Computer Operations Service Center
COTS          Commercial Off The Shelf
CSS           Content Smart Switches
DNS           Domain Name Server
DR            Disaster Recovery
DSSC          Distributed Systems Service Center
EDI           Electronic Data Interchange
EIT           Electronic and Information Technology
EJB           Enterprise Java Beans
EPM           Electronic PostMark(R)
EST           Eastern Standard Time Zone
FAQS          Frequently Asked Questions
FTP           File Transfer Protocol
HQ            Headquarters
IBSSC         Integrated Business Systems Solutions Center
IDMS          Integrated Database Management System
IT            Information Technology
LAN           Local Area Network
NISS          National Information Security Systems
POC           Point of Contact
RMI           Remote Method Invocation
RTO           Recovery Time Objective
SLA           Service Level Agreement
SOAP          Simple Object Access Protocol
TRID          Transaction Identification Designators
URL           Uniform Resource Locator
US            United States
USPS          United States Postal Service


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                                                                   EXHIBIT 10.23

                                    Exhibit E

                              TECHNICAL DESCRIPTION

                        USPS ELECTRONIC POSTMARK(R) (EPM)

USPS EPM is a content integrity and time and date service. The service uses [ *
* * * ] to provide trusted proof of the content of any digital file as of a specific point in time.

The service includes:

    - Access to the USPS EPM Central Server for applying a [ * * * * ], storage of [ * ** * ], and centralized [ * * * * ]. Each transaction consists of the [ * * * * ].

    - License to use two client-side [ * * * * ] that allow any electronic file, group of files, or memory object to be submitted to the EPM process (described below). Both of these [ * * * * ] contain two primary functions - [ * * * * ]

              o [ * * * * ] to seamlessly integrate the USPS EPM process into [ * * * * ]e.

              o   A [ * * * * ] to integrate the [ * * * * ].

EPM PROCESS DESCRIPTION

There are two primary processes:

THE EPM PROCESS

When a file is submitted to the EPM process, first a [ * * * * ] of the file is produced. In an EPM transaction the [ * * * * ] by the requestor and then sent to the Central Server where the [ * * * * ] in the USPS EPM Central Server database for [ * * * * ]. This proves WHAT file(s) were submitted for Postmarking and WHEN. If signed by the requestor, with a certificate acceptable to USPS, the transaction identifies WHO hashed the original file as well and the signing certificate will be checked for validity. A Transaction ID is returned that uniquely identifies the stored transaction. Using the Transaction ID, a [ *
* * * ] receipt can be retrieved and stored locally that contains the [ * * * * ] issued by the USPS EPM Central Server.

THE EMP [* * * *]

EPM [* * * *] can be done in 3 ways.

104

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

    1) [ * * * * ] - If the receipt is [ * * * * ], it can be used [ * * * * ] the file has not been altered since the receipt was created. No connection is needed to [ * * * * ] .

    2) [ * * * * ] - If the receipt is [ * * * * ], it can be submitted to [ * * * * ] that neither the original file nor the receipt has been altered, since they were created by the USPS EPM Central Server . If only the [ * * * * ] has been stored [ * * * * ], it can be used to pull the receipt down as needed from the USPS EPM Central Server and then a [ * * * *] can be performed. If the transaction was signed, using a certificate acceptable to USPS, then the [* * * *] includes [ * * * * ].

    3)   [ * * * * ] - If only the [ * * * * ] has been [ * * * * ], its hash code is calculated [ * * * * ]to the [ * * * * ]. A lookup is then performed in the USPS EPM Central Server for any published transaction that has a [ * * * * ]. The [ * * * * ] of all matching transactions will be returned.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]


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                                                                   EXHIBIT 10.23

                                    EXHIBIT F
                                 SALES CONTRACT


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
                                                                   EXHIBIT 10.23


                                    EXHIBIT G
                           LIST OF EXISTING CUSTOMERS


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
                                                                   EXHIBIT 10.23

                                    EXHIBIT G
                           LIST OF EXISTING CUSTOMERS


                                    [ **** ]

 [* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]


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                                                                   EXHIBIT 10.23

                                    EXHIBIT H
                          ADVISORY COMMITTEE GUIDELINES


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
                                                                   EXHIBIT 10.23

                                    EXHIBIT H

                          ADVISORY COMMITTEE GUIDELINES

                                  CONFIDENTIAL

                          ADVISORY COMMITTEE GUIDELINES


The following guidelines shall apply to The Advisory Committee ("Committee") meetings ("Meetings") held pursuant to the Alliance Agreement ("Agreement"), between the United States Postal Service ("USPS"), AuthentiDate, Inc. ("AD") Holding Corp. and Authentidate Holding Corp. (hereinafter AD and USPS are sometimes together referred to as "Parties")

A.   MEMBERSHIP

1.   The Committee shall be composed of [ * * * * ].

2.   [ * * * * ].

B.   MEETINGS

     1. Unless otherwise agreed by the Parties, [ * * * * ] Individual members may participate in meetings through a telephonic hookup.

     2.   Unless otherwise agreed to by the Committee [ * * * * ].

     3.   Upon agreement of the Committee, [ * * * * ].

     4.   Upon agreement of the Committee[ * * * * ].

C.   QUORUM

     1.   A quorum [ * * * * ].

     2.   [ * * * * ].

D.   VOTING

     1.   Each Party shall [ * * * * ]

     2.   If fewer [ * * * * ].

     [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]


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                                                                   EXHIBIT 10.23

D.   CHAIR

     1.   Each meeting [ * * * * ].

     2.   The Chair is responsible for [ * * * * ].

E.   SUBCOMMITTEES

     1.   From time to time the Committee may [ * * * * ].

     2.   Unless agreed to by the Committee, [ * * * * ].

     3.   In establishing a subcommittee, [ * * * * ].

F.   GUESTS

     1.   Upon agreement by the Committee [ * * * * * ]

G.   AGENDA

     1.   An agenda [ * * * * ].

     2.   It is the responsibility of the Chair [ * * * * ]

     3.   The agenda shall contain [ * * * * ].


H.   REPORTS

     1.   The Committee shall [ * * * * ].

     2.   Special reports [ * * * * ].

I.    ACTIONS & TASKS

     1. All proposed actions to be taken by the Committee and all proposals for tasks to be performed for the Committee [ * * * * ]

     2.   Unless otherwise specified in an agreement of the Parties, [ * * * * ]

     3.   No tasks can be assigned [ * * * * ].

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]


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                                                                   EXHIBIT 10.23

J.   NOTES & MINUTES

     1.   The Chair for each meeting [ * * * * ].

     2.   The Chair shall also be responsible for [ * * * * ].

     3.   The Chair shall [ * * * * ]

     4.   The Chair will [ * * * * ]

     5.   All minutes shall [ * * * * ].

K.   RESOLUTION OF DISPUTES

     1.   The Committee may [ * * * * ].

L.   SCOPE OF COMMITTEE ACTION

     1. The Advisory Committee shall [ * * * * ]. The Advisory Committee shall [ * * * * ] . The Advisory Committee may [ * * * * ].

     2.   The performance management program shall:

          a.   [ * * * * ]

          b.   [ * * * * ].

          c.   [ * * * * ].

          d.   [ * * * * ].

     3.   The marketing management program shall:

          a.   [ * * * * ]

          b.   [ * * * * ]

          c.   [ * * * * ]

2.   The Committee may also [ * * * * ].

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]


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                                                                   EXHIBIT 10.23

                                    EXHIBIT I

                         USPS TRADEMARK USAGE GUIDELINES



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
                                                                   EXHIBIT 10.23

                                    EXHIBIT I

                           MARKS AND USAGE GUIDELINES

    - AD may use USPS Marks solely on the EPM Web Pages, and in related advertising, marketing, and collateral materials, solely as approved by USPS in writing, and insofar as the use is consistent with this Agreement.

    - USPS's name, logo, or trademark must appear on all USPS EPM materials. AD's name, logo, or trademark may be used in web-pages and advertising related to the EPM in accordance with Section 3.01 of this Agreement, as may be approved by USPS, which approval will not be unreasonably withheld.

    - USPS Marks may not be used in any manner that expresses or might imply USPS's affiliation, sponsorship, endorsement, certification, or approval, other than as contemplated by this Agreement.

    - AD shall not use USPS Marks in association with any third party trademarks in a manner that might suggest co-branding and/or co-marketing with the third party or is otherwise likely to create confusion as to source or sponsorship of the USPS EPM Service, or ownership of USPS Marks.

    - USPS Marks may not be incorporated into or used as part of any non-USPS trade name, business name, domain name, product or service name, logo, trade dress, design, slogan, or other trademark. This restriction applies whether the USPS Mark(s) are used alone or are combined with any other symbols, be they words, logos, icons, graphics, photos, slogans, numbers, or other design elements.

    - AD may use the USPS logo only in the forms provided by USPS electronically or in hard copy. Except for size and subject to the restrictions herein, the logo may not be altered in any manner, be it in proportion, color, movement, element, etc., or animated, morphed, or otherwise distorted in perspective or dimensional appearance.

    - The USPS logo must stand alone. A minimum amount of empty space must surround the logo, separating it from any other object, such as type, photography, borders, edges, and so on. The amount of empty space around the logo must be 2x, where x equals the distance from the top of the angled box to the top of the Eagle's back on the logo.

         USPS Marks must include the appropriate (R) or (TM) symbol as they appear in accordance with the materials that have been provided, at least at the first and most prominent mention on each visually distinguishable page (or Web
Page) of material. All of the United States Postal Service marks of any kind must be used without any alterations. The first use of the trademarks in copy must be designated by a (R), TM, or SM, as appropriate. When the used within text of the marketing and communications materials the proper symbol place at the end in the right-hand corner as indicated below. The TM and (R) should be set in Helvetica or Arial.


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                                                                   EXHIBIT 10.23

UNITED STATES POSTAL SERVICE (R)

U.S. POSTAL SERVICE(TM)

POSTAL SERVICE(TM)

USPS(TM)

UNITED STATES POST OFFICE(R)

POST OFFICE(TM)


When using the corporate signature on signage, billboards, or any large display, be sure to enlarge the r proportionately to the size of the signature used. The
(R) must not exceed the height of the lower bar (1/2 inch or larger) of the "E."

However, when the corporate signature is reduced to the minimum size (7/32 inch up to 3/8 inch), the (R) should be replaced with the legal phrase below in an appropriate place.


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
                                                                   EXHIBIT 10.23

                                    Exhibit J
                                ALLIANCE METRICS


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
                                                                   EXHIBIT 10.23

                                    EXHIBIT J

                              EPM ALLIANCE METRICS


Definitions

EFFECTIVE DATE - The date of signature of the last party to sign the "STRATEGIC ALLIANCE AGREEMENT BETWEEN AUTHENTIDATE HOLDING CORP., AUTHENTIDATE, INC. AND THE UNITED STATES POSTAL SERVICE REGARDING THE USPS ELECTRONIC POSTMARK(R) SERVICE" ("Alliance Agreement"). ("Effective Date" is defined in 2.08, Alliance Agreement.)

SERVICE LAUNCH DATE - The date on which the EPM System is made available to the public pursuant to the Alliance Agreement. ("Service Launch Date" is defined in Section 2.24, Alliance Agreement)

MEASUREMENT START DATE - Commencement of the measurement period for the metric in question.

METRIC #1 - SERVICE LAUNCH DATE

Tracks the [ * * * *].

The Service Launch Date is within 120 days after the Effective Date, provided that the requirements of Section 9.02 of the Alliance Agreement are met.

Approval of Launch Plan is within 30 days of the Effective Date, as set forth in
Section 9.02 of the Alliance Agreement.

Approval of the Service Launch Date is within ninety (90) days of the Effective Date, provided, however, [ * * * * ] Failure of AD to implement the Information Security Requirements to the satisfaction of USPS [ * * * *] of the Effective Date, shall constitute a Breach of Alliance Metrics, and shall be cause for termination of the Alliance Agreement in accordance with Section 9.03 of the Alliance Agreement.


METRIC #2 - CUSTOMER SATISFACTION

Tracks customer satisfaction. Surveys will be conducted [ * * * * ] with a follow-up survey [ * * * * ] later. Additional follow-up surveys are conducted [
* * * * ]. The average score of the surveys [ * * * * ] over time.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

USPS and Authentidate will jointly develop a customer survey based on industry best practices. The concept of "Top box scores" will be used to manage the desired results from the customer survey. The survey will be based on diagnostic questions that

                                                                   EXHIBIT 10.23

provide focus on areas of the EPM service that require improvement to drive a higher level of customer satisfaction. Overall weighting of "top box scores" will be based on [ * * * * ] responses to each survey. Each survey will use the following set of standard responses.

[ * * * * ]

A score of [ * * * * ] means that [ * * * * ] of all respondents to the survey during the specified time period rated their overall experience as either [ * *
* * ].

Measurement Start Date is date of first customer install.

    -    "Top Box Score" at first anniversary after Service Launch Date must [ *
         * * * ].

    -    "Top Box Score" at second anniversary after Service Launch Date must [
         * * * * ]

    - "Top Box Score" at third anniversary after Service Launch Date must be [ * * * * ]

Customer Satisfaction will be reported [ * * * * ] to gain regular insight into progress towards meeting these standards.

Failure to accomplish the standard constitutes a Breach of Alliance Metrics as set forth in Section 21.02 of the Alliance Agreement and results in the start of a 6 month cure period. [ * * * * ] Therefore, any slippage that [ * * * * ] also moving to meet the next progressive service standard.


METRIC #3 - RECOGNIZABLE REVENUE ATTAINMENT

Tracks revenue of Electronic PostMark(R) service. Revenue is recognized upon [ *
* * * ]. Tracking begins [ * * * * ] after the Service Launch Date.

Billing level at end of 1st 12 months - [ * * * * ]

Billing Level at end of 18 months - [ * * * * ]

Billing Level at end of 24 months - [ * * * * ]

Billing Level at end of 30 months - [ * * * * ]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]


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
                                                                   EXHIBIT 10.23

Failure to accomplish a required revenue attainment billing level within the time period set forth above constitutes a Breach of Alliance Metrics as set forth in Section 21.02 of the Alliance Agreement and results in the start of a 6 month cure period. A slippage in [ * * * * ] does not reset expectations for [ *
* * * ]. Therefore, any slippage that has to be [ * * * * ] in addition to also moving [ * * * * ].

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]


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
                                                                   EXHIBIT 10.23

                                    EXHIBIT K

                              CONCEPT OF OPERATIONS


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                                                                   EXHIBIT 10.23

                                                                   EXHIBIT 10.23


                                  AUTHENTIDATE
                           CONCEPT OF OPERATIONS PLAN

                               [AUTHENTIDATE LOGO]

                      Author:                     R. Visnov
                      Creation Date:              Mar. 12, 2002
                      Last Updated:               May. 29, 2002
                      Version:                    Draft

                  CONTROL NUMBER and VERSION are marked by a Word Bookmark so that they can be easily reproduced in the header and footer of documents. When you change either of these values, be careful not to accidentally delete the bookmark. You can make bookmarks visible by selecting Tools->Options...View and checking the Bookmarks option in the Show region.

                     APPROVALS:

To add additional approval lines, Press [Tab] from the last cell in the table above.


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
                                                                   EXHIBIT 10.23

DOCUMENT CONTROL

CHANGE RECORD

DATE          AUTHOR                 VERSION   CHANGE REFERENCE
----          ------                 -------   ----------------
03/15/2002    R. Visnov              1         Initial Document
5/29/2002     R Visnov               2








REVIEWERS

NAME                                              POSITION
----                                              --------
ADUS Operations Team
ADUS Development Team


DISTRIBUTION

COPY NO.     NAME                                      LOCATION / POSITION
--------     ----                                      -------------------
1            Robert Van Naarden                        CEO
2            ADUS Ops. Team                            NY
3            ADUS Dev. Team                            NY
4


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
                                                                   EXHIBIT 10.23

CONTENTS

1    Overview................................................................................................................125
   1.1    DOCUMENT PURPOSE...................................................................................................125
   1.2    SCOPE..............................................................................................................126
   1.3    STAFF GROUPS.......................................................................................................127
2    Data Center Operations..................................................................................................128
   2.1    OPERATING SYSTEM ADMINISTRATION....................................................................................128
   2.2    DATABASE ADMINISTRATION............................................................................................129
   2.3    HARDWARE MAINTENANCE AND REPAIR....................................................................................129
   2.4    THIRD-PARTY PACKAGED SYSTEMS.......................................................................................130
   2.5    COMMUNICATIONS SERVICES............................................................................................130
3    Physical Security.......................................................................................................130
   3.1    DATA CENTER PHYSICAL SECURITY......................................................................................130
   3.2    OFFICE ENVIRONMENT PHYSICAL SECURITY...............................................................................131
4    Network Security and Monitoring.........................................................................................131
   4.1    FIREWALL AND NETWORK DEVICES ......................................................................................
   4.2    SYSTEM MONITORING..................................................................................................132
   4.3    INTRUSION DETECTION................................................................................................132
5    Backup, Recovery and Archiving..........................................................................................132
   5.1    BACKUP AND RECOVERY................................................................................................132
   5.2    EXTERNAL STORAGE...................................................................................................133
6    Incident Response, Tracking and Reporting...............................................................................133
   6.1    INCIDENT AWARENESS, COMMUNICATION AND ESCALATION...................................................................133
   6.2    INCIDENT TRACKING , REPORTING AND FOLLOWUP.........................................................................134
7    Software Development Life Cycle.........................................................................................134
   7.1    PROJECT INITIATION AND APPROVAL....................................................................................134
   7.2    SCOPING ...........................................................................................................
   7.3    SOFTWARE LIFE CYCLE................................................................................................135
8    Software and Data Security..............................................................................................135
   8.1    VERSION CONTROL....................................................................................................135
   8.2    ACCESS CONTROL.....................................................................................................135
   8.3    [ * * **  ]........................................................................................................135
9    Change Control / Change Management......................................................................................135
   9.1    RELEASE MANAGEMENT.................................................................................................135
   9.2    APPROVAL, TRACKING AND REPORTING...................................................................................136
10      Office Network Operations............................................................................................136
   10.1      [ * * * * ] ....................................................................................................

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

       1. Overview

1.1 Document Purpose

         AuthentiDate Inc. develops and maintains an Internet-based service for electronic non-repudiation and legal electronic signing. AuthentiDate's applications and the operation that supports them must meet the highest standards of reliability and performance. The purpose of this Concept of Operations Plan is to summarize AuthentiDate's technical and operational processes and indicate where responsibility lies for their implementation.

         Suggestions as to corrections and/or improvements are greatly appreciated and should be directed to the author [ * * * * ].

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

            1.2 SCOPE

         The following areas are addressed:

                  -        DATA CENTER OPERATIONS: [ * * * * ]

                  -        PHYSICAL SECURITY: [ * * * * ]

                  -        NETWORK SECURITY AND MONITORING: [ * * * * ]
                  -        BACKUP, RECOVERY AND ARCHIVING: [ * * * * ]

                  -        INCIDENT RESPONSE, TRACKING AND REPORTING:
                           [ * * * * ]

                  -        SOFTWARE DEVELOPMENT LIFE CYCLE: [ * * * * ]
                  -        SOFTWARE AND DATA SECURITY: [ * * * *].

                  -        CHANGE CONTROL / CHANGE MANAGEMENT [ * * * * ]
                  -        OFFICE NETWORK OPERATIONS: [ * * * * ]

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

         1.3 STAFF GROUPS

         AuthentiDate technical staff consists of two primary groups, Operations and Development. There are also external groups who provide operational services.

                  -        OPERATIONS

                           The operations team includes staff responsible [ * *
                           * * ]. The operations team includes both full-time staff and contract professionals, and serves as the first tier response team for incidents.

                  -        DEVELOPMENT

                           The development team is responsible for the design and development of AuthentiDate's application code. This includes [ * * * * ]. Developers are the second tier response team for application-related incidents. This team consists of people fulfilling the following roles: [ * * * * ]. Some team members are contract professionals also.

                  - [ * * * * ] SECURITY MONITORING AND MANAGED SERVICES PROVIDER (MSP)

                           In order to provide a high service level, AuthentiDate is [ * * * * ]. This is needed in order to assure round-the-clock availability of the AuthentiDate service.

                           AuthentiDate will [ * * * * ], and an [ * * * * ]. Both [ * * * * ] will be under the direction of the AD Ops team.

                           It will be the responsibility of the [ * * * * ] to provide [ * * * * ] directly, including direct administrative tasks, depending on severity, time of day and other considerations.

                           Specifications and quotations for the [ * * * * ] that AuthentiDate is reviewing may be provided on request. It is expected that an [ * * * * ].

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

                  -        [ * * * * ]STAFF

                           A key partner company of AuthentiDate is [ * * * * ], which provides specialized [ * * * * ] for the generation of [ * * * * ] based on time provided by [
                           * * * * ]. [ * * * * ]servers are tamper-proof enhanced [ * * * * ] that reside in the [ * * * * ] other servers, and they are in communication with [ *
                           * * * ]for audit purposes through dedicated communication channels.

                           While it is the responsibility of AuthentiDate staff to provide normal maintenance of the [ * * * * ] servers, there are certain forms of maintenance that need to be done by [ * * * * ] staff. Therefore, [ *
                           * * * ] operational staff acts as another outsourced operational resource with certain rights of access to the AuthentiDate production environment.

                  -        [ * * * * ] CENTER

                           Currently AuthentiDate maintains [ * * * * ] data center in the U.S. located at [ * * * * ] colocation network operation center (NOC) environment at [ * * *
                           * ]. This hosting environment provides power, air conditioning, communication, backup environmental systems and physical security. On an emergency basis, [ * * * * ] NOC staff will if necessary provide controlled system and network administration tasks.

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

2 DATA CENTER OPERATIONS

         2.1 OPERATING SYSTEM ADMINISTRATION

         AuthentiDate Operations (Ops) team personnel are responsible for administration and service of server operating systems including

                  -        [ * * * * ]

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

         The EPM Service is a 24 X 7, round the clock service. Maintenance and administration will be performed by AD Ops personnel [ * * * * ]. At all other times maintenance and administration will be performed by [ *
         * * * ] personnel, under the direction of the AD Ops team. Furthermore, on an emergency basis the [ * * * *] NOC staff may perform rapid administrative tasks. Any non-routine maintenance undertaken by all parties will be captured in AuthentiDate's incident reporting system, described in Section 6.

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

         In addition, the Ops team will direct the administration of [ * * * * ] network gear as needed through outsourced network services.

         Normal maintenance occurs during off-peak scheduled maintenance windows, which time will depend on the criticality and production status of the system being maintained. The [ * * * * ] will determine the specific appropriate normal maintenance schedule.

         2.2 DATABASE ADMINISTRATION

         The Authentidate Ops team will provide database administration (DBA) tasks, including [ * * * * ] The Ops team includes a staff member dedicated to database administration.

         On an emergency basis, database administration will be performed by development team members or staff of the outsourced managed serviced provider.

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

         2.3 HARDWARE MAINTENANCE AND REPAIR

         AuthentiDate maintains service agreements with hardware vendors that provide for repair and support. For routine tasks, the Ops team will maintain hardware, calling on the vendor for cases where there is a problem requiring their specialized knowledge. Normal maintenance will occur during predefined off-peak scheduled maintenance windows.

         The [ * * * * ] hardware is a special case. [ * * * * ] and AuthentiDate have a support agreement providing for specialized software, firmware and hardware technical support.

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

         2.4 THIRD-PARTY PACKAGED SYSTEMS

         Several third-party packaged products play a key role in the delivery of the AuthentiDate production service. These include:

                  -        [ * * * * ]

                  -        [ * * * * ]

                  -        [ * * * * ]

                  -        [ * * * * ]

                  -        [ * * * * ]

                  -        [ * * * * ]

         Maintenance of these systems is the responsibility of the Ops team. On an emergency basis the AuthentiDate development team or the outsourced managed services provider may do maintenance on these systems, under the direction of Ops staff. When this occurs, these events will be captured in AuthentiDate's incident reporting system, described in
         Section 6.

         2.5 COMMUNICATIONS SERVICES

         Communications services such as:

                  -        [ * * * * ]

         are critical for notification of incidents and recovery processes. It is the responsibility of the Ops team to maintain these services.

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

3 PHYSICAL SECURITY

         3.1 DATA CENTER PHYSICAL SECURITY

         It is the responsibility of [ * * * * ], whose colocation facility hosts AuthentiDate's site, to provide physical security and access control. The [ * * * * ] NOC is highly secure.

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

                  - Access to the facility is controlled from a separate location. Only authorized AuthentiDate staff may modify the access list, through a ticketing process with a record.

                  - Servers are located in a locked and separated cage, with access controlled by the NOC staff

                  -        All visitors are escorted to the cage by NOC staff.

         3.2 OFFICE ENVIRONMENT PHYSICAL SECURITY

         AuthentiDate's office is currently located in 2 World Financial Center, also the world headquarters of Merrill Lynch. Because it is the headquarters of a major financial service firm, this building is one of the most secure office buildings in New York.

                  -        Employees have photo IDs which are tightly managed.

                  - Guest visits must be arranged with the guard desk by AuthentiDate staff or guests will not be allowed access. Guests wear identification tags, good for a predefined length of time.

                  - Since the disaster at the nearby World Trade Center, screening has tightened further so that both guests and employees are X-rayed on entry.

4 NETWORK SECURITY AND MONITORING

         4.1 [ * * * * ]

         The AuthentiDate Ops team will administer network devices, including [
         * * * * ]. Currently there is [ * * * * ] on the Ops team dedicated to network and security administration during business hours.

         The network configuration is [ * * * * ].

         On an emergency basis, network administration will be performed by development team members or staff of the outsourced managed serviced provider. When this occurs, these events will be captured in AuthentiDate's incident reporting system, described in Section 6.

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

         4.2 SYSTEM MONITORING

         AuthentiDate has licensed the third-party monitoring package [ * * * * ] from [ * * * * ]. [ * * * * ] continuously monitors the status of all servers and collects them in a utility server at the data center. At any time [ * * * * ] displays a comprehensive diagnostic image of the current status of all monitored systems. When [ * * * * ] detects an error or warning condition a message will be sent via email to a mailing list, which may include operation's pagers.

         In addition, AuthentiDate is negotiating with several [ * * * * ], including those who specialize in security monitoring, to provide system monitoring services. It is expected that they will install separate monitoring services in the hosted environment.

         4.3 INTRUSION DETECTION

         AuthentiDate is negotiating with [ * * * * ] to become the outsourced provider of security monitoring and intrusion detection services. When this arrangement is implemented, [ * * * * ] will provide dedicated "black boxes" in the [ * * * * ] center which will perform intrusion detection and security monitoring. [ * * * * ] staff will notify AuthentiDate's Ops team of any security incidents according to a predefined escalation policy, and also provide reporting on a regular basis.

         In addition, AuthentiDate's Ops team will perform security sweeps directly on a regular basis. AuthentiDate is evaluating intrusion detection software such as [ * * * * ] and the [ * * * * *] , as well as the open source package [ * * * * ].

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

5 BACKUP, RECOVERY AND ARCHIVING

         5.1 BACKUP AND RECOVERY

         Backup and recovery is the responsibility of the Operations team.

         Backup is currently being migrated from a managed backup solution provided by [ * * * * ] to [ * * * * ] procedure. A [ * * * *] library has been purchased and [ * * * * ].

         All production [ * * * * ] are backed up using [ * * * * ]. In particular, we will be using the [ * * * * ] to allow hot, non-disruptive backups of the live database.

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

         5.2 EXTERNAL STORAGE

         Offsite storage of backup tapes is provided by [ * * * * ], located at [ * * * * ]. Tapes are retrieved through a 24 X 7 service [ * * * * ].

6 INCIDENT RESPONSE, TRACKING AND REPORTING

         6.1 INCIDENT AWARENESS, COMMUNICATION AND ESCALATION

         Incidents at the production site may be first reported in any of several different ways:

         - Monitoring software may respond to a trap and forward a message to an email mailing list, which in turn forwards to a set of pagers.

         -        Devices managed by [ * * * * ] may raise an alarm.

         -        An error may become visible to a staff member.

         - An error may become visible to a customer who reports it to the AuthentiDate customer service area.

         Primary responsibility rests with the Ops team. This does not mean however that they directly act on all incidents. The [ * * * * ] will have a run book developed by them and the Ops team, and it is expected that many incidents will be handled routinely by { * * * * ].

         For severe errors not manageable by the [ * * * * ], their staff will notify AuthentiDate Ops personnel, who will directly evaluate the incident.

         - The problem may be within the direct responsibility of the Ops team. For example it could be at the operating system, hardware or third-party package level. In this case the Ops team will deal with the problem directly.

         -        It may also involve communication or other issues involving [
                  * * * * ] hosting environment. In this case the Ops team will work directly with NOC personnel on a repair.

         - Finally, the Ops team may determine that an incident may be due to an unforeseen application failure requiring the assistance of members of the development staff. In this case developers will be contacted via phone or pager to repair the problem.


         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

         6.2 INCIDENT TRACKING , REPORTING AND FOLLOWUP

AuthentiDate uses a [ * * * * ] project tracking tool [ * * * * ] for [ * * * * ]. This tool allows incident tasks to be assigned, discussed, escalated and reported on later. It will also serve as a document repository and a knowledge base for retaining information on incidents.

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

7 SOFTWARE DEVELOPMENT LIFE CYCLE

         7.1 PROJECT INITIATION AND APPROVAL

         Software and service development projects come about as a result of product discussions held frequently within AuthentiDate. There is a regularly scheduled product meeting where members of the Business Development, Marketing, Sales and Development staffs review opportunities, current projects and new development proposals.

         This group is the approving body for major development projects. Minor projects may initiate within the technical team for the purpose of improving performance or other straightforward benefit.

         7.2 REQUIREMENTS DEFINITION

         Once a project is approved, a development team member is assigned to create a requirements document outlining the nature of the document. At the same time, the DevTrack administrator creates a project environment that will be the repository for project tasks and the source of project reporting.

         Any development team member may be assigned the task of generating a requirements document, and that person will be responsible to confer with anyone in the company who can provide needed information.

         Project requirements are reviewed by the development team, development management (Director or CTO), partner integration manager and possibly others, and approved by development management.

                                                                   EXHIBIT 10.23

            7.3 SOFTWARE LIFE CYCLE

         AuthentiDate follows a typical software life cycle process that includes [ * * * * ]

         Source code control [ * * * * ].

8 SOFTWARE AND DATA SECURITY

            8.1 VERSION CONTROL

         Source code control [ * * * * * ]. For reliability [ * * * * ], and AuthentiDate makes extensive use of [ * * * * ]. At any time previous versions, internally designated Release Candidates, can be reproduced. AuthentiDate [ * * * * ], although other static versions for demonstration, etc. may be preserved and maintained as well.

            8.2 ACCESS CONTROL

         AuthentiDate's service is at the core a data retention service in which non-repudiation records are maintained securely in a database. This data is protected by access control and authentication in several layers:

                  -        Distributed application layer - [ * * * * ].

                  -        Firewall / network device protection:
                           [ * * * * ].

                  -        Operating system security: [ * * * * ].

                  -        Database level security: [ * * * * ]

            8.3 CODE [ * * * ]

         [ * * * * ]

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

9 CHANGE CONTROL / CHANGE MANAGEMENT

            9.1 RELEASE MANAGEMENT

            AuthentiDate has instituted rigorous policies and procedures for change control, including but not limited to documentation, project development, task management, situation handling, and source code controls. The approach taken is unified from project and feature concept inception, and continues in a formal manner through development, testing, staging, and ultimately production deployment. This same methodology is

                                                                   EXHIBIT 10.23

         applied to exception (bug) logging, resulting in a single, unified approach to engineering and support.

         The primary tool for managing releases is [ * * * * * ] described in other sections of this document. [ * * * * ] secure [ * * * * ] control system with extensive access control features, and good branching and tagging abilities. [ * * * * ].

         9.2 APPROVAL, TRACKING AND REPORTING

         The primary tool for managing workflow is [ * * * * ], described in other sections of this document. This is a [ * * * * ]

                  -        [ * * * * ]

                  -        [ * * * * ]

                  -        [ * * * * ]

                  -        [ * * * * ]

                  -        [ * * * * ]

         It also is highly customizable and comes with a variety of useful reports.

         [ * * * * ] capabilities extend to the routing of tasks or other items, [ * * * * ].

         [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

10 OFFICE NETWORK OPERATIONS

         10.1 [ * * * * ]

         In addition to their data center responsibilities, AuthentiDate Operations staff also is responsible [ * * * * * ]:

                  -        [ * * * * ].

                  -        [ * * * * ].

                  -        [ * * * * *]

                  -        [ * * * * ]

                  -        [ * * * * ]

                  [ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

                                    EXHIBIT L

                             NONDISCLOSURE AGREEMENT

                                                                   EXHIBIT 10.23

               FIRST AMENDMENT TO MUTUAL NON-DISCLOSURE AGREEMENT


         WHEREAS, the United States Postal Service ("USPS") and AuthentiDate, Inc. ("AD") entered into the Mutual Non-Disclosure Agreement attached hereto on May 15, 2001; and

         WHEREAS, USPS and AD desire that AuthentiDate Holding Corp. be bound by the Mutual Non-Disclosure Agreement, and AuthentiDate Holding Corp. so desires to be bound;

         NOW THEREFORE, the parties hereto amend said Mutual Non-Disclosure Agreement as follows:

1. Paragraph 1 is amended by deleting "May 15, 2001" and substituting therefore the Effective Date of the Strategic Alliance Agreement among the parties so that the Effective Date of the Strategic Alliance Agreement and the Mutual Non-Disclosure Agreement is the same.

2. Paragraph 2 is amended by deleting the period at the end and adding the following: "and AuthentiDate Holding Corp., which has a principal place of business at 2165 Technology Drive, Schenectedy, New York 12308. Hereinafter, the term "party" refers to USPS as one party, and AD and AuthentiDate Holding Corp. together as one party."

3. Paragraph 7 is amended by deleting "one year after the Effective Date" and substituting the following: "prior to and during the Strategic Alliance Agreement between the parties."

4. Paragraph 8 is amended by deleting "Effective Date" and substituting "termination of the Strategic Alliance Agreement between the parties."

         IN WITNESS WHEREOF, the parties hereto, intending legally to be bound execute this agreement as of the 31st day of July, 2002.

         UNITED STATES POSTAL SERVICE                AuthentiDate, Inc.

         By:___________________________              By:______________________
               Nicholas F. Barranca                         Rob Van Naarden
               Vice President                               President

         AuthentiDate Holding Corp.

         By:___________________________
               President

                                                                   EXHIBIT 10.23

                                    EXHIBIT M

                        INFORMATION SECURITY REQUIREMENTS

                                                                   EXHIBIT 10.23

                       [UNITED STATES POSTAL SERVICE LOGO]

                                    EXHIBIT M

                        INFORMATION SECURITY REQUIREMENTS


         INFORMATION RESOURCE NAME: AUTHENTIDATE

                                   Version 2.9
                                January 23, 2002

                                                                   EXHIBIT 10.23

REQ.     INFORMATION SECURITY REQUIREMENTS
NO.      (HANDBOOK AS-805, INFORMATION SECURITY REFERENCE)

[ **** ]

[* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

                                    EXHIBIT N
                                WIND DOWN OUTLINE

                                                                   EXHIBIT 10.23

                                    EXHIBIT N

                                WIND DOWN OUTLINE

The following is a preliminary list of the responsibilities of the Postal Service and Authentidate, Inc. at the termination of the Strategic Alliance
Agreement:

Postal Responsibilities

    1.   Archive 3 copies of Final Backup Data (To be stored at Eagan, Raleigh,
         HQ).

    2. Send memo to users outlining Postal intent to discontinue current service offering.

    3.   Verify receipt of Customer Data from Authentidate.

    4. Perform financial analysis of shutdown regarding the reimbursement of revenue for services not yet performed.

    5.   Suspend the current EPM Practice Statement.

    6. Will act in accordance with the provisions of the "Effect of Termination" clause, Article XXII, in the "Strategic Alliance Agreement Between Authentidate Holding Corp., Authentidate, Inc. and The United States Postal Service Regarding The USPS Electronic Postmark Service."

Authentidate Responsibilities

    1.   Perform Final Backup of EPM Customer Data and deliver to Postal
         Service.

    2.   [ **** ]

    3.   [ **** ]

    4.   Perform Final Backup of EPM Transaction Data and deliver to Postal
         Service.

    5. Develop report to identify pre-paid revenue collected from customers to be reimbursed for period of performance whereby services will not be performed.

    6.   Send final invoices for any outstanding account balances.

    7. Make final payment to Postal Service with declaration that no further revenue is expected.

    8. Will act in accordance with the provisions of the "Effect of Termination" clause, Article XXII, in the "Strategic Alliance Agreement Between Authentidate Holding Corp., Authentidate, Inc. and The United States Postal Service Regarding The USPS Electronic Postmark Service."

    The Wind Down/Continuation of Service Plan shall contain provisions for continuity of service in the event USPS elects to provide USPS EPM to Customers upon termination, or insolvency or bankruptcy of AD or AD Holding Corp., including as referenced in Articles XIX and XXIII. The Wind Down/Continuation of Service Plan shall ensure that USPS policies governing the retirement of information resources are addressed. These policies are contained with the AS-805, Section 8-6.5.7 and the ASM Manual, Section 35.

    *Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                   EXHIBIT 10.23

                                    EXHIBIT O
                            SUCCESS RIGHTS AGREEMENT

                                                                   EXHIBIT 10.23

                            SUCCESS RIGHTS AGREEMENT

         This Success Rights Agreement (the "Success Rights Agreement"), is dated as of the 31st day of July, 2002 (the "Effective Date"), between Authentidate Holding Corp., a Delaware corporation (the "Company") and the United States Postal Service (hereinafter referred to variously as the "Holder" or "USPS").

                              W I T N E S S E T H:

         WHEREAS, the Company, Authentidate, Inc., and USPS have entered into that certain Strategic Alliance Agreement (the "Alliance Agreement") dated as of even date herewith, pursuant to which the parties thereto have agreed to develop and market the USPS Electronic Postmark Service as described and on the terms and conditions set forth in the Alliance Agreement; and

         WHEREAS, [ **** ]

         WHEREAS, [ **** ]

         NOW, THEREFORE, in consideration of the premises made herein, the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant of Warrants. For good and valuable consideration, the receipt of which is hereby acknowledged by the Company, the Holder or its designees are hereby [ **** ]:

                  (a) Provided that the Alliance Agreement has not been terminated, and no notice to terminate has been served by either party, commencing on the first anniversary of the Effective Date of the Alliance Agreement [ **** ];

                  (b) Provided that the Alliance Agreement has not been terminated, and no notice to terminate has been served by either party, commencing on the second anniversary of the Effective Date of the Alliance Agreement, [ **** ]

                  (c) Provided that the Alliance Agreement has not been terminated, and no notice to terminate has been served by either party, commencing on the third anniversary of the Effective Date of the Alliance Agreement, [ **** ].

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

                                                                   EXHIBIT 10.23

For purposes of this Agreement, the term "Effective Date" shall mean July 31, 2002. [ **** ]

         2. [ **** ]

[ * Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

         3.1 Method of Exercise. The Warrants initially are exercisable at the Exercise Price (subject to adjustment as provided in Section 8 hereof) set forth in Section 1 hereof, payable in cash or by certified or official bank check in New York Clearing House funds. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased at the Company's principal offices (presently located at 2165 Technology Drive, Schenectady, New York 12308) the registered Holder of a Warrant Certificate shall be entitled to receive a certificate or certificates for the shares of Common Stock.

         3.2 The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants) during any period in which this Warrant may be exercised as set forth above. Warrants may be exercised to purchase all or part of the shares of Common Stock. In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable thereunder.

         4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for shares of Common Stock or other securities, properties or rights underlying such Warrants, shall be made forthwith without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Sections 5 and 7 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         The Warrant Certificates and the certificates representing the shares of Common Stock (and/or other securities, property or rights issuable upon the exercise of the Warrants) shall be executed on behalf of the Company by the manual or facsimile

                                                                   EXHIBIT 10.23

signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         5. Restrictions on Transfer of Warrants.

         5.1 Warrant Acquired for Investment. The Holder of a Warrant Certificate, by its acceptance thereof, covenants and agrees that it has acquired this Warrant and will acquire the Securities (as defined below) for its own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and that it has no present intention of distributing or selling to others any of such interest or granting any participation therein. The Holder acknowledges that it has been advised by the Company that this Warrant and the shares of Common Stock (the "Warrant Shares") issuable upon exercise thereof (collectively the "Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), that the Warrant is being issued, and the Warrant Shares will be issued, on the basis of the statutory exemption provided by Section 4(2) of the Securities Act relating to transactions by an issuer not involving any public offering, and that the Company's reliance upon this statutory exemption is based in part upon the representations made by the Holder contained herein. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities.

         5.2 Compliance with the Securities Act. In particular, the Holder agrees that no sale, assignment or transfer of the Securities shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Securities is registered under the Securities Act, and the Company has no obligations or intention to so register the Securities except as may otherwise be provided herein, or (ii) the Securities are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act or such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act.

         5.3 Legend Requirement. The Holder acknowledges that the Warrant Certificate and, upon exercise of the Warrants, in part or in whole, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

                  "These securities have not been registered under the Securities Act of 1933. Such securities may not be sold or offered for sale, transferred, hypothecated or otherwise assigned in the absence of an effective registration statement with respect thereto under such Act or an opinion

                                                                   EXHIBIT 10.23

                  of counsel to the Company that an exemption from registration for such sale, offer, transfer, hypothecation or other assignment is available under such Act."

         5.4 Procedure for Permitted Assignment. In addition to its compliance with the restrictions set forth on the legend of any Warrant Certificate and as set forth in Sections 5.1 and 5.2 of this Success Rights Agreement, a Holder seeking to transfer or assign a Warrant Certificate shall surrender the subject Warrant Certificate, along with a properly executed Assignment Agreement (in the form of Assignment attached hereto and made a part hereof) at the principal office of the Company.

         5.5 Permitted Assignments. As authorized by Section 7.02 of the Alliance Agreement, the Holder is permitted to freely assign this Success Right Agreement, subject to the existing Securities Laws, to a third party without the consent of Authentidate Holding Corp. (a "Permitted Assignment").

         6. Exercise Price.

         6.1 Initial and Adjusted Exercise Price. Except as otherwise provided in Section 8 hereof, the initial exercise price of each Warrant shall be as set forth in Section 1 of this Agreement. The adjusted exercise price of each Warrant shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of
Section 8 hereof.

         6.2 Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

         7. Registration Rights.

         7.1 Piggyback Registration Rights.

         If, at any time commencing after the date hereof the Company proposes to register any of its securities under the Act (other than in connection with a merger or acquisition or pursuant to Form S-8 or such successor form) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holder or Holders of the Warrants and/or the Warrant Shares of its intention to do so. If such Holder or Holders of the Warrants and/or Warrant Shares notify the Company within ten (10) days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford such Holder or Holders of the Warrants and/or Warrant Shares the opportunity to have any such Warrant Shares registered under such registration statement.

         The Company shall supply such number of prospectuses and other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Warrant Shares, qualify the Warrant Shares for sale in such states as

                                                                   EXHIBIT 10.23

any such Holder reasonably designates and do any and all other acts and things which may be necessary or desirable to enable such Holders to consummate the public sale or other disposition of the Warrant Shares, and furnish indemnification in the manner as set forth in Subsection 7.2 of this Section 7. Such Holders shall furnish information and indemnification as set forth in Subsection 7.2 of this Section 7. For the purpose of the foregoing, inclusion of the Warrant Shares by the Holder in a Registration Statement pursuant to this sub-paragraph 7.l under a condition that the offer and/or sale of such Warrant Shares not commence until a date not to exceed 90 days from the effective date of such registration statement shall be deemed to be in compliance with this sub-paragraph 7.l.

         7.2 The following provisions of this Section 7.2 shall also be applicable to the exercise of the registration rights granted under this Section 7.l:

         (A) The foregoing registration rights shall be contingent on the Holders furnishing the Company with such appropriate information (relating to the intentions of such Holders) as the Company shall reasonably request in writing. Following the effective date of such registration, the Company shall upon the request of any owner of Warrants and/or Warrant Shares forthwith supply such number of prospectuses meeting the requirements of the Act as shall be requested by such owner to permit such Holder to make a public offering of all Warrant Shares from time to time offered or sold to such Holder, provided that such Holder shall from time to time furnish the Company with such appropriate information (relating to the intentions of such Holder) as the Company shall request in writing. The Company shall also use its best efforts to qualify the Warrant Shares for sale in such states as such Holder shall reasonably designate.

         (B) The Company shall bear the entire cost and expense of any registration of securities initiated by it under Subsection 7.1 of this Agreement notwithstanding that Warrant Shares subject to this Warrant may be included in any such registration. Any Holder whose Warrant Shares are included in any such registration statement pursuant to Section 7.1 shall, however, bear the fees of his own counsel and any registration fees, transfer taxes or underwriting discounts or commissions applicable to the Warrant Shares sold by him pursuant thereto.

         (C) The Company shall indemnify and hold harmless each such Holder and each underwriter, if any, within the meaning of the Act, who may purchase from or sell for any such Holder any Warrant Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or any registration statement under the Act or any prospectus included therein required to be filed or furnished by reason of this Section 7 or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter

                                                                   EXHIBIT 10.23

expressly for use therein, which indemnification shall include each person, if any, who controls any such underwriter within the meaning of such Act; provided, however, that the Company shall not be obliged to so indemnify any such Holder or underwriter or controlling person unless such Holder or underwriter shall at the same time agree to indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of such Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section 7 or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such Holder or underwriter expressly for use therein.

         (D) If the underwriter, if any, managing any underwritten registration under this Section 7.1 determines in good faith that, because of marketing factors the number of shares of Common Stock requested to be registered by all the Company's shareholders holding registration rights, including the Holders of Warrant Shares, exceed the number of shares of Common Stock to which such registration should, in the opinion of the managing underwriter, be limited (the "Underwriters' Maximum Number"), then the Company will be obligated and required to include in such registration the number of shares of Common Stock requested to be registered by all of the Company's shareholders holding registration rights, including the Holders of Warrant Shares, which does not exceed the Underwriters' Maximum Number. The securities included in the registration statement, including the Warrant Shares, shall be allocated pro rata among the Company's shareholders holding registration rights based upon the number of shares of Common Stock requested to be included by such shareholders.

         (E) Notwithstanding the provisions of Section 7.1, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 7.1 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

         (F) The Company shall be entitled to exclude the Warrant Shares of any Holder who fails to comply with this section from any registration statement within this Section 7.2.

         8. Adjustments to Exercise Price and Number of Securities.

         8.1 Dividends, Subdivision and Combination. If the Company shall (A) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (C) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record

                                                                   EXHIBIT 10.23

date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had this Warrant been exercised immediately prior to such date. Successive adjustments in the Exercise Price shall be made whenever any event specified above shall occur.

         8.2 Consolidation, Merger, Sale or Conveyance. In case of any consolidation or merger of the Company with any other corporation (other than a wholly owned subsidiary), or in case of sale or transfer of all or substantially all of the assets of the Company, or in the case of any share exchange whereby the Common Stock is converted into other securities or property, the Company will be required to make appropriate provision so that the Holder will have the right thereafter to exercise this Warrant into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock for which this Warrant was exercisable immediately prior to such consolidation, merger, sale, transfer or share exchange.

         9. Exchange and Replacement of Warrant Certificates.

         Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof and any such lost, stolen, destroyed or mutilated warrant shall thereupon become void.

         10. Elimination of Fractional Interests.

         The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up or down to the nearest whole number of shares of Common Stock.

            11. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the

                                                                   EXHIBIT 10.23

exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, full paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges, if any, including the Nasdaq Stock Market, on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted.

         12. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                  (a) the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                  (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                  (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale.

         13. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been ------- duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                  (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

                  (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders.

                                                                   EXHIBIT 10.23

         14. Termination. This Agreement shall terminate at the close of business on July 31, 2007. Notwithstanding the foregoing, the indemnification provisions of Section 7 hereof shall survive such termination.

1.       Miscellaneous.

         15.1 Supplements and Amendments. The Company and USPS may from time to time supplement or amend this Success Rights Agreement without the approval of any Holders of Warrant Certificates (other than USPS) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and USPS may deem necessary or desirable and which the Company and USPS deem shall not adversely affect the interests of the Holders of Warrant Certificates.

         15.2 Successors. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

         15.3 Governing Law; Submission to Jurisdiction. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State, without giving effect to the rules of said State governing the conflicts of laws.

         The Company, USPS and the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York or of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company, USPS and the Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, USPS and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim.

         15.4 Entire Agreement; Modification. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

                                                                   EXHIBIT 10.23

         15.5 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

         15.6 Captions. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and shall be given no substantive effect.

         15.7 Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and USPS any other registered Holder(s) of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and USPS and any other Holder(s) of the Warrant Certificates or Warrant Securities.

         15.8 Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         15.9 No Recourse. No recourse shall be had for any claim based hereon or otherwise in any manner in respect hereof, against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         15.10 No Waiver. No course of dealing between the Company and the Holder hereof shall operate as a waiver of any right of any Holder hereof, and no delay on the part of the Holder in exercising any right hereunder shall so operate.


       Remainder of page intentionally left blank. Signature page follows.

                                                                   EXHIBIT 10.23

                                                                   EXHIBIT 10.23

                   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.



                                           AUTHENTIDATE HOLDING CORP.


                                           By:
                                              ---------------------------------
                                                       John T. Botti
                                                       President

ATTEST:


-----------------------------
Secretary

                                           UNITED STATES POSTAL SERVICE


                                           By:
                                              ---------------------------------


Confidential                          156                                AD
                                                                           -----
                                                           AD Holding Corp.
                                                                           -----
                                                                       USPS
                                                                           -----

                                  EXHIBIT 10.23

                                    EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE SUCCESS RIGHTS AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                      5:00 P.M. NEW YORK TIME, _______,2007

NO. W-______

                                                            (Number of )Warrants

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that ( Name of Holder ), or registered assigns, is the registered holder of ( Number of ) Warrants to purchase initially at any time from 12:01 A.M. on _______________ until 5:00 P.M. New York time on __________,2007 (the "Expiration Date"), up to (Number of) fully-paid and non-assessable shares of common stock, $.001 par value ("Common Stock") of Authentidate Holding Corp., a Delaware corporation (the "Company"), at the initial exercise price of $3.65 per share, subject to adjustment in certain events (the "Exercise Price"), pursuant to the Success Rights Agreement dated as of July 31, 2002 between the Company and the United States Postal Service (the "Success Rights Agreement"), upon surrender of this Warrant Certificate and payment of the applicable Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Success Rights Agreement. Payment of the applicable Exercise Price shall be made by cash or certified or official bank check in New York Clearing House funds payable to the order of the Company.

         No Warrant may be exercised after 5:00 P.M., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Success Rights Agreement, which Success


Confidential                          157                                AD
                                                                           -----
                                                           AD Holding Corp.
                                                                           -----
                                                                       USPS
                                                                           -----

                                  EXHIBIT 10.23

Rights Agreement is hereby incorporated by reference herein and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder) of the Warrants.

         The Success Rights Agreement provides that upon the occurrence of certain events, the then applicable Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the then applicable Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Success Rights Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Success Rights Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Success Rights Agreement shall have the meanings assigned to them in the Success Rights Agreement.


Confidential                          158                                AD
                                                                           -----
                                                           AD Holding Corp.
                                                                           -----
                                                                       USPS
                                                                           -----

                                  EXHIBIT 10.23

            IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of
            -------------

                                             AUTHENTIDATE HOLDING CORP.


[SEAL]                                       By:
                                                -------------------------------
                                             Name: John T. Botti
                                             Title:   President

Attest:

-------------------------------
Ira C. Whitman, Secretary


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
                                  EXHIBIT 10.23

                                  PURCHASE FORM

TO:      Authentidate Holding Corp.
         2165 Technology Drive
         Schenectady, New York 12308

         The undersigned Holder hereby irrevocably elects to exercise the right
to purchase      shares of Common Stock covered by this Warrant according to the conditions hereof and herewith makes full payment of the Exercise Price of such shares.

         Kindly deliver to the undersigned a certificate representing the Shares.

                  INSTRUCTIONS FOR DELIVERY

Name:
     ---------------------------------------------------------------------------
                  (please typewrite or print in block letters)

Address:
        ------------------------------------------------------------------------

Tax I.D. No. or Social Security No.:
                                    --------------------------------------------

Dated:
      --------------------------


Signature
          --------------------------------

STATE OF           )
         ----------
COUNTY OF          ) ss:
          ---------

            On this __ day of ___________, before me personally came ________, to me known, who being by me duly sworn, did depose and say that he resides at __________________, that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.

                                           ------------------------------------
                                           Notary Public


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                                  EXHIBIT 10.23

                               FORM OF ASSIGNMENT

         (To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

         FOR VALUE RECEIVED

------------------------------------------------

hereby sells, assigns and transfers unto

------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
------------------------------------------------
(Please print name, address and social security or tax identification number of transferee)

this Warrant Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints _________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:
      ---------------------

Signature:
          -----------------

Printed Name:
             -------------------------------
(Name and Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)

Address:
        -----------------------------

Tax I.D. No. or Social Security No.:
                                    --------------------------------------------

STATE OF            )
         -----------
COUNTY OF           ) ss:
          ----------

         On this __ day of ___________, before me personally came ________, to me known, who being by me duly sworn, did depose and say that he resides at __________________, that he is the holder of the foregoing instrument and that he executed such instrument and duly acknowledged to me that he executed the same.

                                                -----------------------------
                                                Notary Public


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                                  EXHIBIT 10.23

                                    EXHIBIT P

                            RETURN OF CUSTOMER FUNDS


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
                                  EXHIBIT 10.23

                                    EXHIBIT Q

                          SOURCE CODE ESCROW AGREEMENT




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